Statement of Additional Information

March 1, 2016

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current Prospectus (“Prospectus”) for the following Funds (“Funds”) of Global X Funds® (“Trust”) as such Prospectus may be revised or supplemented from time to time:

Global X China Consumer ETF (CHIQ)	Global X Guru® Value Index ETF [ ]*
Global X China Energy ETF (CHIE)	Global X Guru® Activist Index ETF (ACTX)
Global X China Financials ETF (CHIX)	Global X Guru® International Index ETF (GURI)
Global X China Industrials ETF (CHII)	Global X SuperIncome™ ETF (SINC)*
Global X China Materials ETF (CHIM)	Global X SuperIncome™ Preferred ETF (SPFF)
Global X China Mid Cap ETF (CHIA)*	Global X SuperDividend® REIT ETF (SRET)
Global X NASDAQ China Technology ETF (QQQC)	Global X Permanent ETF (PERM)
Global X Brazil Consumer ETF (BRAQ)	Global X GF China Bond ETF (CHNB)
Global X Brazil Industrials ETF [ ]*	Global X | JPMorgan Efficiente Index ETF (EFFE)
Global X Brazil Materials ETF [ ]*	Global X | JPMorgan US Sector Rotator Index ETF (SCTO)
Global X Brazil Mid Cap ETF (BRAZ)	Global X Scientific Beta US ETF (SCIU)
Global X Brazil Utilities ETF (BRAU)*	Global X Scientific Beta Europe ETF (SCID)
Global X FTSE Andean 40 ETF (AND)	Global X Scientific Beta Japan ETF (SCIJ)
Global X MSCI Argentina ETF (ARGT)	Global X Scientific Beta Asia ex-Japan ETF (SCIX)
Global X Southeast Asia ETF (ASEA)	Global X Scientific Beta Developed Markets ex-US ETF* [ ]
Global X FTSE Bangladesh Index ETF [ ]*	Global X YieldCo Index ETF (YLCO)
Global X MSCI Colombia ETF (GXG)	Global X S&P 500® Catholic Values ETF (CATH)*
Global X Next Emerging & Frontier ETF (EMFM)	Global X Central America Index ETF [ ]*
Global X MSCI Greece ETF (GREK) (formerly, Global X FTSE Greece 20 ETF)	Global X Central and Northern Europe ETF [ ]*
Global X FTSE Nordic Region ETF (GXF)	Global X Southern Europe ETF [ ]*
Global X MSCI Norway ETF (NORW)	Global X Eastern Europe ETF [ ]*
Global X FTSE Portugal 20 ETF (PGAL)	Global X Emerging Africa ETF (AFR)*
Global X Czech Republic Index ETF [ ]*	Global X Sub-Saharan Africa Index ETF [ ]*
Global X MSCI Pakistan ETF (PAK)	Global X FTSE Frontier Markets ETF [ ]*
Global X MSCI Nigeria ETF (NGE)	Global X FTSE Morocco 20 Index ETF [ ]*
Global X Copper Miners ETF (COPX)	Global X FTSE Sri Lanka Index ETF [ ]*
Global X Fertilizers/Potash ETF (SOIL)	Global X FTSE Ukraine Index ETF [ ]*
Global X Gold Explorers ETF (GLDX)	Global X Hungary Index ETF [ ]*
Global X Lithium ETF (LIT)	Global X Kazakhstan Index ETF [ ]*
Global X Silver Miners ETF (SIL)	Global X Kuwait ETF [ ]*
Global X Uranium ETF (URA)	Global X Luxembourg ETF [ ]*
Global X SuperDividend® ETF (SDIV)	Global X Slovakia Index ETF [ ]*
Global X SuperDividend® U.S. ETF (DIV)	Global X Advanced Materials ETF [ ]*
Global X SuperDividend® Emerging Markets ETF (SDEM)	Global X Cement ETF [ ]*
Global X Risk Parity ETF (RISK)*	Global X Land ETF [ ]*
Global X Social Media Index ETF (SOCL)	Global X FTSE Railroads ETF [ ]*
Global X Guru® Index ETF (GURU)	Global X FTSE Toll Roads & Ports ETF [ ]*

*    Not open for investment.

Each Fund’s Prospectus is dated March 1, 2016. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The financial statements and notes contained in the Annual Report of the Trust are incorporated by reference into and are deemed to be part of this SAI. A copy of the Prospectus and Annual Report may be obtained without charge by writing to SEI Investments Global Funds Services, One Freedom Valley Drive Oaks, PA 19456, calling 1-888-GXFund-1 (1-888-493-8631) or visiting www.globalxfunds.com. NYSE Arca is the principal U.S. national stock exchange on which all operational Funds (other than the Global X NASDAQ China Technology ETF, Global X Social Media Index ETF, Global X Guru® Activist Index ETF, Global X SuperDividend® REIT ETF, Global X YieldCo Index ETF, and Global X S&P 500® Catholic Values ETF) identified in this SAI are listed. The Global X NASDAQ China Technology ETF, Global X Social Media Index ETF, Global X Guru® Activist Index ETF, Global X SuperDividend® REIT ETF, Global X YieldCo Index ETF, and Global X S&P 500® Catholic Values ETF are listed on NASDAQ OMX. The NYSE Arca and NASDAQ OMX are respectively referred to herein as the “Exchange.”

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GENERAL DESCRIPTION OF THE TRUST AND FUNDS

As of the date of this SAI, the Trust currently consists of 95 portfolios, 47 of which are operational. The Trust was formed as a Delaware Statutory Trust on March 6, 2008 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (“Securities Act”). Each Fund is “non-diversified” and, as such, the Fund’s investments are not required to meet certain diversification requirements under the 1940 Act. This SAI relates only to the following Funds:

Global X China Consumer ETF (CHIQ)	Global X Guru® Value Index ETF [ ]
Global X China Energy ETF (CHIE)	Global X Guru® Activist Index ETF (ACTX)
Global X China Financials ETF (CHIX)	Global X Guru® International Index ETF [ ]
Global X China Industrials ETF (CHII)	Global X SuperIncome™ ETF (SINC)
Global X China Materials ETF (CHIM)	Global X SuperIncome™ Preferred ETF (SPFF)
Global X China Mid Cap ETF (CHIA)	Global X SuperDividend® REIT ETF (SRET)
Global X NASDAQ China Technology ETF (QQQC)	Global X Permanent ETF (PERM)
Global X Brazil Consumer ETF (BRAQ)	Global X GF China Bond ETF (CHNB)
Global X Brazil Industrials ETF [ ]	Global X | JPMorgan Efficiente Index ETF (EFFE)
Global X Brazil Materials ETF [ ]	Global X | JPMorgan US Sector Rotator Index ETF (SCTO)
Global X Brazil Mid Cap ETF (BRAZ)	Global X Scientific Beta US ETF (SCIU)
Global X Brazil Utilities ETF (BRAU)	Global X Scientific Beta Europe ETF (SCID)
Global X FTSE Andean 40 ETF (AND)	Global X Scientific Beta Japan ETF (SCIJ)
Global X MSCI Argentina ETF (ARGT)	Global X Scientific Beta Asia ex-Japan ETF (SCIX)
Global X Southeast Asia ETF (ASEA)	Global X Scientific Beta Developed Markets ex-US ETF [ ]
Global X FTSE Bangladesh Index ETF [ ]	Global X YieldCo Index ETF (YLCO)
Global X MSCI Colombia ETF (GXG)	Global X S&P 500® Catholic Values ETF (CATH)
Global X Next Emerging & Frontier ETF (EMFM)	Global X Central America Index ETF [ ]
Global X MSCI Greece ETF (GREK)	Global X Central and Northern Europe ETF [ ]
Global X FTSE Nordic Region ETF (GXF)	Global X Southern Europe ETF [ ]
Global X MSCI Norway ETF (NORW)	Global X Eastern Europe ETF [ ]
Global X FTSE Portugal 20 ETF (PGAL)	Global X Emerging Africa ETF (AFR)
Global X Czech Republic Index ETF [ ]	Global X Sub-Saharan Africa Index ETF [ ]
Global X MSCI Pakistan ETF (PAK)	Global X FTSE Frontier Markets ETF [ ]
Global X MSCI Nigeria ETF (NGE)	Global X FTSE Morocco 20 Index ETF [ ]
Global X Copper Miners ETF (COPX)	Global X FTSE Sri Lanka Index ETF [ ]
Global X Fertilizers/Potash ETF (SOIL)	Global X FTSE Ukraine Index ETF [ ]
Global X Gold Explorers ETF (GLDX)	Global X Hungary Index ETF [ ]
Global X Lithium ETF (LIT)	Global X Kazakhstan Index ETF [ ]
Global X Silver Miners ETF (SIL)	Global X Kuwait ETF [ ]
Global X Uranium ETF (URA)	Global X Luxembourg ETF [ ]
Global X SuperDividend® ETF (SDIV)	Global X Slovakia Index ETF [ ]
Global X SuperDividend® U.S. ETF (DIV)	Global X Advanced Materials ETF [ ]
Global X SuperDividend® Emerging Markets ETF (SDEM)	Global X Cement ETF [ ]
Global X Risk Parity ETF (RISK)	Global X Land ETF [ ]
Global X Social Media Index ETF (SOCL)	Global X FTSE Railroads ETF [ ]
Global X Guru® Index ETF (GURU)	Global X FTSE Toll Roads & Ports ETF [ ]

The following operational Funds changed names within the past five years:

The Global X MSCI Greece ETF in 2016 (formerly known as the Global X FTSE Greece 20 ETF)
The Global X MSCI Colombia ETF in 2014 (formerly known as the Global X FTSE Colombia 20 ETF)
The Global X NASDAQ China Technology ETF in 2011 (formerly known as the Global X China Technology ETF)
The Global X Emerging Africa ETF in 2011 (formerly known as the Global X Emerging Africa NR-40 ETF)
The Global X Guru® Index ETF in 2013 (formerly known as the Global X Top Guru Holdings Index ETF)
The Global X Next Emerging & Frontier ETF in 2013 (formerly known as the Global X Next 11 ETF)
The Global X MSCI Nigeria ETF in 2014 (formerly known as the Global X Nigeria Index ETF)
The Global X FTSE Nordic Region ETF in 2011 (formerly known as the Global X Nordic 30 ETF)
The Global X MSCI Argentina ETF in 2014 (formerly known as the Global X FTSE Argentina 20 ETF)

The Global X Southeast Asia ETF in 2014 (formerly known as the Global X FTSE ASEAN 40 ETF)
The Global X MSCI Norway ETF in 2014 (formerly known as the Global X FTSE Norway 30 ETF)
The Global X MSCI Pakistan ETF in 2014 (formerly known as the Global X Pakistan KSE-30 ETF)
The Global X SuperDividend® REIT ETF in 2015 (formerly known as the Global X SuperIncome™ REIT ETF)
The Global X S&P 500® Catholic Values ETF in 2015 (formerly known as the Global X S&P 500 Catholic Values Index ETF)

The investment objective of each Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (“Underlying Index”). A Fund’s investment objective and Underlying Index may be changed without shareholder approval. Shareholders will be given 60 days’ prior notice of any change of a Fund’s investment objective. If the Global X Management Company LLC (“Adviser”) changes the Underlying Index, the name of the Fund may be changed as well. Each Fund is managed by the Adviser.

The Funds offer and issue shares at net asset value per share (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a basket of securities included in the Fund's Underlying Index (“Deposit Securities”), together with the deposit of a specified cash payment (“Cash Component”). The shares of the Funds ("Shares") are, or will be, listed and expected to be traded on either NYSE Arca or NASDAQ OMX (each, an "Exchange").

Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of Shares. The number of Shares per Creation Unit of each Fund are as follows:

Fund	Number of Shares per Creation Unit
Global X China Consumer ETF	50,000
Global X China Energy ETF	50,000
Global X China Financials ETF	50,000
Global X China Industrials ETF	50,000
Global X China Materials ETF	50,000
Global X China Mid Cap ETF	50,000
Global X NASDAQ China Technology ETF	50,000
Global X Brazil Consumer ETF	50,000
Global X Brazil Industrials ETF	50,000
Global X Brazil Materials ETF	50,000
Global X Brazil Mid Cap ETF	50,000
Global X Brazil Utilities ETF	50,000
Global X FTSE Andean 40 ETF	50,000
Global X MSCI Argentina ETF	50,000
Global X Southeast Asia ETF	50,000
Global X FTSE Bangladesh Index ETF	50,000
Global X MSCI Colombia ETF	50,000
Global X Next Emerging & Frontier ETF	50,000
Global X MSCI Greece ETF	50,000
Global X FTSE Nordic Region ETF	50,000
Global X MSCI Norway ETF	50,000
Global X Czech Republic Index ETF	50,000
Global X MSCI Pakistan ETF	50,000
Global X MSCI Nigeria ETF	50,000
Global X Copper Miners ETF	50,000
Global X Fertilizers/Potash ETF	50,000
Global X Gold Explorers ETF	50,000
Global X Lithium ETF	50,000
Global X Silver Miners ETF	50,000

Fund	Number of Shares per Creation Unit
Global X Uranium ETF	50,000
Global X SuperDividend® ETF	50,000
Global X SuperDividend® U.S. ETF	50,000
Global X SuperDividend® Emerging Markets ETF	50,000
Global X Risk Parity ETF	50,000
Global X Social Media Index ETF	50,000
Global X Guru® Index ETF	50,000
Global X Guru® Value Index ETF	50,000
Global X Guru® Activist Index ETF	50,000
Global X Guru® International Index ETF	50,000
Global X SuperIncome™ ETF	50,000
Global X SuperIncome™ Preferred ETF	50,000
Global X SuperDividend® REIT ETF	50,000
Global X Permanent ETF	50,000
Global X GF China Bond ETF	25,000
Global X | JPMorgan Efficiente Index ETF	50,000
Global X | JPMorgan US Sector Rotator Index ETF	50,000
Global X Scientific Beta US ETF	50,000
Global X Scientific Beta Europe ETF	50,000
Global X Scientific Beta Japan ETF	50,000
Global X Scientific Beta Asia ex-Japan ETF	50,000
Global X Scientific Beta Developed Markets ex-US ETF	50,000
Global X YieldCo Index ETF	50,000
Global X S&P 500® Catholic Values ETF	50,000
Global X Central America Index ETF	50,000
Global X Central and Northern Europe ETF	50,000
Global X Southern Europe ETF	50,000
Global X Eastern Europe ETF	50,000
Global X Emerging Africa ETF	50,000
Global X Sub-Saharan Africa Index ETF	50,000
Global X FTSE Frontier Markets ETF	50,000
Global X S&P Pan Arab Index ETF	50,000
Global X FTSE Morocco 20 Index ETF	50,000
Global X FTSE Portugal 20 ETF	50,000
Global X FTSE Sri Lanka Index ETF	50,000
Global X FTSE Ukraine Index ETF	50,000
Global X Hungary Index ETF	50,000
Global X Kazakhstan Index ETF	50,000
Global X Kuwait ETF	50,000
Global X Luxembourg ETF	50,000
Global X Slovakia Index ETF	50,000
Global X Advanced Materials ETF	50,000
Global X Cement ETF	50,000
Global X Land ETF	50,000
Global X FTSE Railroads ETF	50,000
Global X FTSE Toll Roads & Ports ETF	50,000

The Trust reserves the right to offer a “cash” option for creations and redemptions of Shares. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash equal to 110% of the market value of the missing Deposit Securities. The required amount of deposit may be changed by the Adviser from time to time. See the "Purchase and Redemption of Creation Units" section of this SAI for further discussion. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be in addition to the transaction fees associated with in-kind creations or redemptions. In all cases, such conditions and fees will be limited in accordance with the requirements of the Securities and Exchange Commission (“SEC”) applicable to management investment companies offering redeemable securities.

ADDITIONAL INVESTMENT INFORMATION

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of each Fund are listed for trading on the Exchange and trade throughout the day on the Exchange and other secondary markets. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of any Fund will continue to be met. The Exchange may, but is not required to, remove the shares of a Fund from its listing if (1) following the initial twelve-month period beginning upon the commencement of trading of a Fund, there are fewer than fifty (50) record and/or beneficial holders of the Fund for thirty (30) or more consecutive trading days, (2) the value of the Underlying Index on which the Fund is based is no longer calculated or available, (3) the “indicative optimized portfolio value” (“IOPV”) of a Fund is no longer calculated or available, or (4) any other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

In order to provide additional information regarding the indicative value of shares of each Fund, the Exchange disseminates every fifteen seconds, through the facilities of the Consolidated Tape Association, an updated IOPV for each Fund as calculated by an information provider or a market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs, and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has a securities value component and a cash component. The securities values included in an IOPV are the values of the Deposit Securities for the applicable Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit Aggregation, it does not necessarily reflect the precise composition of the current portfolio of securities held by the applicable Fund at a particular point in time, because the current portfolio of the Fund may include securities that are not a part of the Deposit Securities. Therefore, a Fund’s IOPV disseminated during the Exchange's trading hours should not be viewed as a real time update of a Fund’s NAV, which is calculated only once a day.

In addition to the securities component described in the preceding paragraph, the IOPV for each Fund includes a cash component consisting of estimated accrued dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. Dollar and the applicable foreign currency.

The Trust reserves the right to adjust the share prices of Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

Each Fund seeks to achieve its objective by investing primarily in securities issued by companies that comprise the relevant Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in a Fund’s portfolio will ordinarily not result in the elimination of the security from the Fund’s portfolio. Each Fund invests at least 80% of its total assets in the securities of its Underlying Index and, if applicable, in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”) based on the securities in its Underlying Index. Each Fund may also invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in stocks not included in its Underlying Index but which the Adviser believes will help the Fund track its Underlying Index.

All Funds (other than the Global X GF China Bond ETF, Global X Next Emerging & Frontier ETF, Global X Risk Parity ETF, Global X SuperIncome™ ETF, Global X SuperIncome™ Preferred ETF, Global X Permanent ETF and Global X | JPMorgan Efficiente Index ETF) use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, a Fund may utilize a representative sampling strategy with respect to its Underlying Index when a replication strategy might be detrimental to its shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow its Underlying Index, or, in certain instances, when securities in the Underlying Index become temporarily illiquid, unavailable or less liquid, or due to legal restrictions (such as diversification requirements that apply to the Funds but not the Underlying Index).

Because of the practical difficulties and expense of purchasing all of the securities in the Underlying Index, the Global X GF China Bond ETF does not expect to purchase all of the securities in the Underlying Index. Instead, the Adviser will utilize a representative sampling methodology in seeking to achieve the Global X GF China Bond ETF’s objective. As such, the Global X GF China Bond ETF may purchase a subset of the bonds in the Underlying Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics as the Underlying Index. Because of potential constraints that may arise for purchasing all of the securities in the respective Underlying Indices, the Global X Next Emerging & Frontier ETF, Global X Risk Parity ETF, Global X SuperIncome™ ETF, Global X SuperIncome™ Preferred ETF, Global X Permanent ETF and Global X | JPMorgan Efficiente Index ETF may not purchase all of the securities in the applicable Underlying Index. Instead, the Adviser will utilize a representative sampling methodology in an effort to hold a portfolio of securities with generally the same risk and return characteristics as the applicable Underlying Index.

Each Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of the Fund’s Underlying Index and in Depositary Receipts based on securities in the Underlying Index. A Fund also may have adopted an additional non-fundamental policy to invest at least 80% of its total assets in securities as disclosed in its Prospectus. Each Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of a change to its investment objective. If, subsequent to an investment, the 80% requirement is no longer met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Funds.

CYBER SECURITY RISK. With the increased use of technologies such as the Internet to conduct business, each Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches suffered by a Fund’s adviser, distributor and other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants (as defined below) and the issuers of securities in which the Funds invest have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds have established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by service providers to the Funds and issuers in which the Funds invest, market makers or Authorized Participants. The Funds and their shareholders could be negatively impacted as a result of any cyber incidents impacting such parties.

DEPOSITARY RECEIPTS. Each Fund will normally invest at least 80% of its total assets in the securities of its Underlying Index and in Depositary Receipts based on the securities in its Underlying Index. ADRs are receipts that are traded in the United States evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and usually are denominated in foreign currencies. GDRs may not be denominated in the same currency as the securities they represent. Generally, GDRs are designed for use in the foreign securities markets.

To the extent a Fund invests in ADRs, such ADRs will be listed on a national securities exchange. To the extent a Fund invests in GDRs, such GDRs will be listed on a foreign exchange. A Fund will not invest in any unlisted Depositary Receipt or any Depositary Receipt for which pricing information is not readily available. Generally, all Depositary Receipts must be sponsored. A Fund, however, may invest in unsponsored Depositary Receipts under certain limited circumstances. A non-sponsored depository may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangement with the issuer. Therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

NON-DIVERSIFICATION RISK. Non-diversification risk is the risk that a non-diversified fund may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments. Each Fund is classified as “non-diversified” for purposes of the 1940 Act. A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the Underlying Index of such a Fund and, consequently, the Fund’s investment portfolio. Each Fund may also concentrate its investments in a particular industry or group of industries, as noted in the description of the Fund. The securities of issuers in particular industries may dominate the Underlying Index of such a Fund and, consequently, the Fund’s investment portfolio. This may adversely affect its performance or subject the Fund’s shares to greater price volatility than that experienced by less concentrated investment companies.

Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code (the “Code”), and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the IRC may limit the investment flexibility of certain Funds and may make it less likely that such Funds will meet their investment objectives.

SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS. To the extent consistent with its investment policies, each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises ("GSE")); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits, bank notes and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. (“Moody’s”), “A-1” by Standard & Poor’s Rating Service (“S&P”) or, if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis.

In July 2014, the SEC adopted amendments to money market fund regulations (“2014 Amendments”) intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors. In general, the 2014 Amendments require money market funds that do not meet the definitions of a retail money market fund or government money market fund to transact at a floating NAV per share (similar to all other non-money market mutual funds), instead of at a $1 stable share price, as has traditionally been the case. The 2014 Amendments also permit all money market funds to impose liquidity fees and redemption gates for use in times of market stress. The SEC also adopted additional diversification, stress testing, and disclosure measures. The 2014 Amendments represent significant departures from the traditional operation of money market funds and the impact that these amendments might have on money market funds is unclear; however, any impact on the trading and value of money market instruments as a result of the 2014 Amendments may negatively affect a Fund’s yield and return potential. The 2014 Amendments generally are not effective until October 2016.

Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer.

Each Fund may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States.

Commercial paper purchased by the Funds may include asset-backed commercial paper. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

EQUITY SWAPS, TOTAL RATE OF RETURN SWAPS AND CURRENCY SWAPS. Each Fund (other than the Global X MSCI Colombia ETF) may invest up to 20% of its total assets in swap contracts.

A swap is an agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the “notional” amount). Some swaps currently are, and more in the future will be, exchange-traded and centrally cleared. Examples of swap agreements include, but are not limited to, equity, index or other total return swaps and foreign currency swaps.

Each Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. These instruments provide a great deal of flexibility. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. The Funds also may enter into currency swaps, which involve the exchange of the rights of the Funds and another party to make or receive payments in specific currencies. Currency swaps involve the exchange of rights of the Funds and another party to make or receive payments in specific currencies.

Some swaps transactions are entered into on a net basis, i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. A Fund will enter into equity swaps only on a net basis. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that such Fund is contractually obligated to make. If the other party to an equity swap, or any other swap entered into on a net basis, defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. In contrast, other swaps transactions may involve the payment of the gross amount owed. For example, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by a Fund under a swap is covered by segregated cash or liquid assets, the Funds and the Adviser believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Funds' borrowing restrictions.

Swaps that are centrally-cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, a Fund could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the Fund or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the Fund may be entitled to the net amount of gains the Fund is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the Fund.

To the extent a swap is not centrally cleared, the use of swaps also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement.

A Fund will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by S&P or Fitch Ratings (“Fitch”); or A or Prime-1 or better by Moody’s, or has received a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization (“NRSRO”) or, if unrated by such rating organization, is determined to be of comparable quality by the Adviser. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses to a Fund. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to a sector of the market that adversely affect its creditworthiness. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. Such contractual remedies, however, may be subject to bankruptcy and insolvency laws that may affect such Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive). The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.

The use of equity, total rate of return and currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

In connection with a Fund’s position in a swaps contract, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

FOREIGN CURRENCY TRANSACTIONS. To the extent consistent with its investment policies, each Fund may invest in forward foreign currency exchange contracts and foreign currency futures contracts. No Fund, however, expects to engage in currency transactions for speculative purposes or for the purpose of hedging against declines in the value of a Fund’s assets that are denominated in a foreign currency. A Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts to facilitate local settlements or to protect against currency exposure in connection with its distributions to shareholders.

Foreign currency exchange contracts involve an obligation to purchase or sell a specified currency on a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of exchange for a future point in time. Foreign currency futures contracts involve an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Such futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency. A Fund may incur costs in connection with forward foreign currency exchange and futures contracts and conversions of foreign currencies and U.S. dollars.

Liquid assets equal to the amount of a Fund’s assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise “covered.” The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is “covered” if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price that is (i) no higher than the Fund’s price to sell the currency or (ii) greater than the Fund’s price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is “covered” if a Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price that is (i) as high as or higher than the Fund’s price to buy the currency or (ii) lower than the Fund’s price to buy the currency, provided the Fund segregates liquid assets in the amount of the difference.

FOREIGN INVESTMENTS - GENERAL. To the extent consistent with its investment policies, each Fund may invest in foreign securities. Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Fund to the extent that it invests in foreign stocks. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

There are other risks and costs involved in investing in foreign securities, which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the U.S.

Although a Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund’s total assets, adjusted to reflect a Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, a Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Issuers of foreign securities may also suffer from social, political and economic instability. Such instability can lead to illiquidity or price volatility in foreign securities traded on affected markets. Foreign issuers may be subject to the risk that during certain periods the liquidity of securities of a particular issuer or industry, or all the securities within a particular region, will be adversely affected by economic, market or political events, or adverse investor perceptions, which may cause temporary or permanent devaluation of the relevant securities. In addition, if a market for a foreign security closes as a result of such instability, it may be more difficult to obtain accurate independently-sourced prices for securities traded on these markets and may be difficult to value the affected foreign securities for extended periods of time.

A Fund also is subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, through the use of forward currency exchange contracts with other instruments, any net currency positions of the Funds may expose them to risks independent of their securities positions.

A Fund will be subject to foreign withholding taxes with respect to certain dividends or interest received from sources in foreign countries. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to shareholders.

The costs attributable to investing abroad usually are higher than investments in domestic securities for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.
Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remain un-invested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio securities or, if a Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

FOREIGN INVESTMENTS – EMERGING MARKETS. Countries with emerging markets are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. To the extent permitted by their investment policies, the Funds may invest their assets in countries with emerging economies or securities markets.

The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Certain emerging market countries may have antiquated legal systems, which may adversely impact the Funds. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Certain emerging market countries may restrict or control foreign investments in their securities markets. These restrictions may limit a Fund’s investment in certain emerging countries and may increase the expenses of such Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of a Fund. A Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

Certain issuers in emerging market countries may utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of barring the purchase and sale of certain voting securities within a specified number of days before, and in certain instances, after a shareholder meeting where a vote of shareholders will be taken. Share blocking may prevent a Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The blocking period can last up to several weeks. The process for having a blocking restriction lifted can be quite onerous with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed. As a result of the ramifications of voting ballots in markets that allow share blocking, the Adviser, on behalf of a Fund, reserves the right to abstain from voting proxies in those markets.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than more developed countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property; (vii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (viii) certain national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interest; (ix) foreign taxation; (x) the absence, in some cases, of a capital market structure or market-oriented economy; and (xi) the possibility that economic developments may be slowed or reversed by unanticipated political or social events in such countries. Such economic, political and social instability could disrupt the principal financial markets in which a Fund may invest and adversely affect the value of the Fund’s assets. A Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The economies of emerging countries may suffer from unfavorable growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. In addition, many emerging countries are also highly dependent on international trade and exports, including exports of oil and other commodities to sustain their economic growth. As a result, emerging countries are particularly vulnerable to downturns of the world economy. The recent global financial crisis tightened international credit supplies and weakened global demand for their exports. As a result, certain of these economies faced significant economic difficulties, which caused some emerging market economies to fall into recession. Although economies in certain emerging countries have recently shown signs of recovery, such recovery may be gradual as weak economic conditions in Europe, Asia and North America may continue to suppress demand for exports from emerging countries.

A portion of a Fund’s investments may be in Russian securities and instruments. As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian persons and issuers. The United States and other nations or international organizations may impose additional, broader economic sanctions or take other actions that may adversely affect Russian-related issuers in the future. These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of a Fund’s investments. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund to freeze its existing investments in Russian companies, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Russia may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of the Fund’s portfolio and potentially disrupt its operations.
For these or other reasons, the Fund could seek to suspend redemptions of Creation Units, including in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine its net asset value. The Fund could also, among other things, limit or suspend creations of Creation Units. During the period that creations or redemptions are affected, Shares could trade at a significant premium or discount to their net asset value. In the case of a period during which creations are suspended, the Fund could experience substantial redemptions, which may cause the Fund to experience increased transaction costs and make greater taxable distributions to shareholders of the Fund. The Fund could liquidate all or a portion of its assets, which may be at unfavorable prices. The Fund may also change its investment objective by, for example, seeking to track an alternative index.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To the extent consistent with its investment policies, each Fund (other than the Global X MSCI Colombia ETF) may invest up to 20% of its total assets (minus any percent of Fund assets invested in other derivatives) in U.S. or foreign futures contracts and may purchase and sell call and put options on futures contracts. These futures contracts and options will be used to simulate full investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. A Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. or foreign exchange. A Fund will not use futures or options for speculative purposes. In connection with a Fund’s position in a futures contract or related option, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

Futures Contracts. Each Fund (other than the Global X MSCI Colombia ETF) may enter into certain equity, index and currency futures transactions, as well as other futures transactions that become available in the markets. By using such futures contracts, the Funds may obtain exposure to certain equities, indexes and currencies without actually investing in such instruments. Index futures may be based on broad indices, such as the S&P 500 Index, or narrower indices. A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated

quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to help the Fund track the price and yield performance of its Underlying Index.

Some futures contracts are traded on organized exchanges regulated by the SEC or Commodity Futures Trading Commission (“CFTC”), and transactions on them are cleared through a clearing corporation, which guarantees the performance of the parties to the contract. If regulated by the CFTC, such exchanges may be designated contract markets or swap execution facilities.

A Fund may also engage in transactions in foreign stock index futures, which may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (“NFA”) nor any domestic exchange regulates activities of any such organization, even if it is formally linked to a domestic market. Moreover, foreign laws and regulations and transactions executed under such laws and regulation may not be afforded certain of the protective measures provided domestically. In addition, the price of foreign futures or foreign options contracts may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

There are several risks in connection with the use of futures by a Fund. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures, which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions, which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility that provides a secondary market for such futures. Although each Fund intends to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures contract position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities may not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges, which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by a Fund is subject to the Adviser’s ability to predict correctly movements in the direction of the market. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. A Fund (other than the Global X MSCI Colombia ETF) may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to receive and execute a long futures contract (if the option is a call) or a short futures contract (if the option is a put) at a specified price at any time during the period of the option. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. Each Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

CFTC REGULATION. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”), and the Adviser has claimed an exemption from registration as a commodity trading advisor (“CTA”) under the CEA. Therefore, each Fund and the Adviser are not subject to registration as a CPO or CTA. Under this CPO exclusion, a Fund may only use a de minimis amount of commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC). A de minimis amount is defined as amount such that the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund’s net asset value or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The Funds and the Adviser currently are engaged only in a de mimimis amount of such transactions and, therefore, neither the Funds nor the Adviser are currently subject to the registration and most regulatory requirements applicable to CPOs and CTAs, respectively. There can be no certainty that the Funds or the Adviser will continue to qualify under the applicable exclusion or exemption, as each Fund’s investments may change over time. If a Fund or the Adviser is subject to CFTC registration, it may incur additional costs or be subject to additional regulatory requirements.

GOVERNMENT INTERVENTION IN FINANCIAL MARKETS. Recent instability in the financial markets has led the U.S. Government, other governments and financial and prudential regulators to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Most significantly, the U.S. Government has enacted a broad-reaching new regulatory framework over the financial services industry and consumer credit markets, the potential impact of which on the value of securities held by a Fund is unknown. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. Each Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Adviser will monitor developments and seek to manage each Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In the event of such a disturbance, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

ILLIQUID OR RESTRICTED SECURITIES. To the extent consistent with its investment policies, each Fund may invest up to 15% of its net assets in securities that are illiquid (calculated at the time of investment). A Fund may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act and as well as securities that are not registered under the Securities Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as the Adviser determines, under guidelines approved by the Trust’s Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

INVESTMENT COMPANIES. Investments by a Fund in other investment companies, including exchange-traded funds (“ETFs”), will be subject to the limitations of the 1940 Act, except as permitted by SEC orders. A Fund may rely on SEC orders that permit it to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Generally, these terms and conditions require the Board to find that the management or advisory fee charged and the Fund's advisory contract are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contracts of any ETF in which the Fund may invest. Certain investment companies whose securities are purchased by a Fund may not be obligated to redeem such securities in an amount exceeding 1% of the investment company’s total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid. Because the value of other investment company or ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance. If required by the 1940 Act, each Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities. In addition, closed-end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund.

LEVERAGE. Each Fund may (i) invest up to 20% of its total assets in certain futures, options and swap contracts or other derivatives, and (ii) borrow money at fiscal quarter ends to maintain the required level of diversification to qualify as a "regulated investment company" for purposes of the Code. As a result, a Fund may be exposed to the risks of leverage, which may be considered a speculative investment technique. Leverage magnifies the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in the Funds. If the value of a Fund's assets increases, then leveraging would cause the Fund's NAV to increase more sharply than it would have had the Fund not been leveraged. Conversely, if the value of a Fund's assets decreases, leveraging would cause the Fund's NAV to decline more sharply than it otherwise would have had the Fund not been leveraged. The Funds may incur additional expenses in connection with borrowings.

NEW FUND RISKS. Certain of the Funds are new funds, with no operating history, which may result in additional risks for investors in the Funds. There can be no assurance that these Funds will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Funds. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

OPTIONS. To the extent consistent with its investment policies, each Fund (other than the Global X MSCI Colombia ETF) may invest up to 20% of its net assets (minus any percent of Fund assets invested in other derivatives) in put options and buy call options and write covered call and secured put options that the Adviser believes will help the Fund to track its Underlying Index. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, foreign currencies or the yield differential between two securities (“yield curve options”) and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price prior to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

Options trading is a highly specialized activity, which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

The Funds will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if a Fund owns the security or currency underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option also is covered if a Fund holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the Fund segregates liquid assets in the amount of the difference.

All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option also is covered if a Fund holds a put option on the same security or currency as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written, provided the Fund segregates liquid assets in the amount of the difference.

With respect to yield curve options, a call (or put) option is covered if a Fund holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option generally is limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

A Fund’s obligation to sell subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

REPURCHASE AGREEMENTS. To the extent consistent with its investment policies, each Fund may agree to purchase portfolio securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Each Fund may invest in repurchase agreements, provided that a Fund may not invest more than 15% of its net assets in illiquid securities or other illiquid assets (calculated at the time of investment), including repurchase agreements maturing in more than seven days. Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after a Fund’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust’s custodian or sub-custodian, or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

REVERSE REPURCHASE AGREEMENTS. To the extent consistent with its investment policies, each Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). The Funds may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. The Funds will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Funds will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

SECURITIES LENDING. Collateral for loans of portfolio securities made by a Fund may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Fund lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the investment of the cash collateral. Investing the collateral subjects it to market depreciation or appreciation, and each Fund is responsible for any loss that may result from its investment in borrowed collateral. A Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially.

TRACKING VARIANCE. As discussed in the Prospectus, the Funds are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by a Fund and the resulting transaction costs, which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform a Fund’s holdings to its investment objective. Tracking variance also may occur due to factors such as the size of a Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Fund’s designated index or the manner in which the index is calculated or because the indexing and investment approach of the Adviser does not produce the intended goal of the Fund. Tracking variance is monitored by the Adviser at least quarterly. In the event the performance of a Fund is not comparable to the performance of its designated index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures.

WARRANTS. To the extent consistent with its investment policies, a Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

CORPORATE DEBT SECURITIES. A Fund may invest in investment grade corporate debt securities of any rating or maturity. Investment grade corporate bonds are those rated BBB or better by S&P® or Baa or better by Moody’s. Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix B for a description of corporate bond ratings. A Fund may also invest in unrated securities.

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

JUNK BONDS. A Fund may invest in lower-rated debt securities, including securities in the lowest credit rating category, of any maturity, otherwise known as “junk bonds.”

Junk bonds generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur.

The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund’s investment objective.

U.S. GOVERNMENT SECURITIES. A Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”) in pursuit of its investment objective, in order to deposit such securities as initial or variation margin, as “cover” for the investment techniques it employs, as part of a cash reserve or for liquidity purposes.
U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. government securities include U.S. Treasury Bills (which mature within one year of the date they are issued), U.S. Treasury Notes (which have maturities of one to ten years) and U.S. Treasury Bonds (which generally have maturities of more than 10 years). All such U.S. Treasury securities are backed by the full faith and credit of the United States.

U.S. government agencies and instrumentalities that issue or guarantee securities include the Federal Housing Administration, the Federal National Mortgage Association (“Fannie Mae®”), the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association (“Ginnie Mae®”), the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Banks the Federal Home Loan Mortgage Corporation (“Freddie Mac®”), the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association (“Sallie Mae®”).

In September 2008, the U.S. Treasury Department (“U.S. Treasury”) and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae® and Freddie Mac® had been placed in conservatorship. Since that time, Fannie Mae® and Freddie Mac® have received significant capital support through U.S. Treasury preferred stock purchases, as well as U.S. Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). The FHFA and the U.S. Treasury (through its agreement to purchase Fannie Mae® and Freddie Mac® preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the MBS purchase programs ended in 2010, the U.S. Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. Although the U.S. Treasury and other government entities provided significant support to Fannie Mae and Freddie Mac, there is no guarantee they would do so again. A FHFA stress test suggested that in a “severely adverse scenario” additional Treasury support of between $84.4 billion and $190 billion (depending on the treatment of deferred tax assets) might be required. Nonetheless, no assurance can be given that Fannie Mae® and Freddie Mac® will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

In addition, the problems faced by Fannie Mae® and Freddie Mac®, resulting in their being placed into federal conservatorship and receiving significant U.S. government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. government in providing liquidity for mortgage loans. In December 2011, Congress enacted the

Temporary Payroll Tax Cut Continuation Act (“TCCA”) of 2011 which, among other provisions, requires that Fannie Mae® and Freddie Mac® increase their single-family guaranty fees by at least 10 basis points and remit this increase to Treasury with respect to all loans acquired by Fannie Mae® or Freddie Mac® on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether Fannie Mae® and Freddie Mac® should be nationalized, privatized, restructured, or eliminated altogether. Fannie Mae reported in the second quarter of 2014 that there was “significant uncertainty regarding the future of our company, including how long the company will continue to exist in its current form, the extent of our role in the market, what form we will have, and what ownership interest, if any, our current common and preferred stockholders will hold in us after the conservatorship is terminated and whether we will continue to exist following conservatorship.” Freddie Mac faces similar uncertainty about its future role. Fannie Mae® and Freddie Mac® also are the subject of several continuing legal actions and investigations over certain accounting, disclosure, or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.
Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in the market interest rates. An increase in interest rates, therefore, generally would reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of a Fund’s portfolio investments in these securities.
U.S. GOVERNMENT SPONSORED ENTERPRISES (“GSEs”). GSE securities are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some obligations issued by GSEs and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. government currently provides financial support to such GSEs or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Certain U.S. government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Others, such as securities issued by the Federal National Mortgage Association (“Fannie Mae®”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac®”), are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to GSEs or instrumentalities if it is not legally obligated to do so.

RECENT MARKET CONDITIONS. Although the Funds seek to track their Underlying Indices, the performance of the Underlying Indices and the Funds is subject to general market conditions. The financial crisis in both the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain how long these conditions will continue.

In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide. Reduced liquidity in these markets may mean there is less money available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples. It may also result in some issuers having more difficulty obtaining financing and ultimately may lead to a decline in their stock prices. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. These events, and the potential for continuing market turbulence, may have an adverse effect on the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. The ultimate effect of these efforts is, of course, not yet known. Changes in government policies may exacerbate the market’s difficulties and the withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of certain securities.

The situation in the financial markets has resulted in calls for increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. The Dodd-Frank Act initiated a dramatic revision of the U.S.

financial regulatory framework that is expected to continue to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of the Consumer Financial Protection Bureau; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Fund may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that may be unforeseeable. Much of the implementing regulations have not yet been finalized. Accordingly, the ultimate effect of the Dodd-Frank Act is not yet certain.

The statutory provisions of the Dodd-Frank Act significantly change in several respects the ways in which investment products are marketed, sold, settled or terminated. In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Derivatives may be mandated for central clearing under the Dodd-Frank Act, which would likely require technological and other changes to Fund operations and the market in which it will trade. Central clearing would also entail the use of assets of the Fund to satisfy margin calls and this may have an effect on the performance of the Fund. Final regulations implementing the Dodd-Frank Act’s margin requirements and clearing mandates have not yet been issued by the regulators.

Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

PORTFOLIO TURNOVER

For the fiscal year ended October 31, 2015, the portfolio turnover rate for each of the following Funds varied from such Fund’s portfolio turnover rate for the fiscal years ended October 31, 2014 and October 31, 2013 due to the application of each Fund’s respective index methodology:

	2013	2014	2015
Global X China Consumer ETF	27.76%	18.89%	24.57%
Global X China Energy ETF	24.41%	12.65%	15.62%
Global X China Financials ETF	33.49%	6.90%	15.88%
Global X China Industrials ETF	19.01%	10.61%	23.87%
Global X China Materials ETF	31.07%	13.51%	28.59%
Global X NASDAQ China Technology ETF	57.24%	64.79%	44.95%
Global X Brazil Consumer ETF	15.01%	18.59%	29.16%
Global X Brazil Mid Cap ETF	16.38%	17.72%	31.63%
Global X FTSE Andean 40 ETF	22.05%	19.94%	21.91%
Global X MSCI Argentina ETF	26.52%	95.29%	26.88%
Global X Southeast Asia ETF	24.07%	8.36%	24.06%
Global X MSCI Colombia ETF	52.06%	47.57%	66.93%
Global X MSCI Greece ETF	77.29%	64.19%	29.35%
Global X FTSE Nordic Region ETF	8.95%	6.05%	7.76%
Global X MSCI Norway ETF	11.01%	26.50%	16.05%
Global X MSCI Pakistan ETF	—	—	19.31%
Global X MSCI Nigeria ETF	5.44%	54.75%	34.00%
Global X Copper Miners ETF	37.06%	15.77%	29.72%
Global X Fertilizers/Potash ETF	14.12%	18.79%	30.64%
Global X Gold Explorers ETF	31.73%	29.94%	57.53%
Global X Lithium ETF	38.46%	43.37%	31.14%
Global X Silver Miners ETF	23.79%	24.23%	26.75%
Global X Uranium ETF	73.16%	20.90%	22.37%
Global X SuperDividend® ETF	43.64%	33.63%	26.12%
Global X SuperDividend® U.S. ETF	20.36%	40.04%	42.51%
Global X SuperDividend® Emerging Markets ETF	—	—	1.25%
Global X Social Media Index ETF	55.96%	26.52%	26.51%
Global X Guru® Index ETF	24.89%	128.37%	129.71%
Global X Guru® Activist Index ETF	—	—	50.29%
Global X Guru® International Index ETF	—	62.71%	118.14%
Global X SuperIncome™ Preferred ETF	61.86%	85.07%	76.54%
Global X SuperDividend® REIT ETF	—	—	1.45%
Global X Permanent ETF	3.08%	24.63%	31.10%
Global X GF China Bond ETF	—	—	102.51%
Global X Next Emerging & Frontier ETF	—	24.14%	19.72%
Global X FTSE Portugal 20 ETF	—	53.58%	35.26%
Global X | JPMorgan Efficiente Index ETF	—	0.00%	311.58%
Global X | JPMorgan US Sector Rotator Index ETF	—	63.35%	907.92%
Global X Scientific Beta US ETF	—	—	20.90%
Global X Scientific Beta Europe ETF	—	—	17.53%
Global X Scientific Beta Japan ETF	—	—	20.31%
Global X Scientific Beta Asia ex-Japan ETF	—	—	59.21%
Global X YieldCo Index ETF	—	—	22.97%

INFORMATION REGARDING THE INDICES AND THE INDEX PROVIDERS

Solactive China Consumer Total Return Index

The Solactive China Consumer Total Return Index is designed to reflect the equity performance of the consumer sector in China. It is made up of securities of companies which have their main business operations in the consumer sector and generally includes companies whose businesses involve: general retail; diversified consumer services; food production and retail; beverages; household goods; leisure goods; personal goods; automobiles, auto components and distributors; tobacco; media; and travel and leisure. Only securities which are tradable for foreign investors without restrictions are eligible, such as Hong Kong listed securities incorporated in mainland China (H-shares) or with main business operations in China (Red chips), and Chinese ADRs and GDRs. The stocks are screened for liquidity and weighted according to free-float market capitalization. A specific capping methodology is applied at the semi-annual index review to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Solactive AG.

Solactive China Energy Total Return Index

The Solactive China Energy Total Return Index is designed to reflect the equity performance of the energy sector in China. It is made up of securities of companies which have their main business operations in the energy sector and generally includes companies whose businesses involve: oil, gas, consumable fuels, alternative energy and electricity production and distribution; and energy equipment and services. Only securities which are tradable for foreign investors without restrictions are eligible, such as Hong Kong listed securities incorporated in mainland China (H-shares) or with main business operations in China (Red chips), and Chinese ADRs and GDRs. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is applied at the semi-annual index review to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Solactive AG.

Solactive China Financials Total Return Index

The Solactive China Financials Total Return Index is designed to reflect the equity performance of the financials sector in China. It is made up of securities of companies which have their main business operations in the financials sector and generally includes companies whose businesses involve: banking; insurance; real estate; and financial services. Only securities which are tradable for foreign investors without restrictions are eligible, such as Hong Kong listed securities incorporated in mainland China (H-shares) or with main business operations in China (Red chips), and Chinese ADRs and GDRs. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is applied at the semi-annual index review to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Solactive AG.

Solactive China Industrials Total Return Index

The Solactive China Industrials Total Return Index is designed to reflect the equity performance of the industrial sector in China. It is made up of securities of companies which have their main business operations in the industrial sector and generally includes companies whose businesses involve: construction and materials; electronic and electrical equipment; industrial engineering; industrial transportation; and support services; and trading companies, shipbuilding and aerospace. Only securities which are tradable for foreign investors without restrictions are eligible, such as Hong Kong listed securities incorporated in mainland China (H-shares) or with main business operations in China (Red chips), and Chinese ADRs and GDRs. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is applied at the semi-annual index review to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Solactive AG.

Solactive China Materials Total Return Index

The Solactive China Materials Total Return Index is designed to reflect the equity performance of the basic materials sector in China. It is made up of securities of companies which have their main business operations in the basic materials sector and generally includes companies whose businesses involve: chemicals; metals and mining; and forestry and paper products. Only securities which are tradable for foreign investors without restrictions are eligible, such as Hong Kong listed securities incorporated in mainland China (H-shares) or with main business operations in China (Red chips), and Chinese ADRs and GDRs. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is applied at the semi-annual index review to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Solactive AG.

Solactive China Mid Cap Index

The Solactive China Mid Cap Index is designed to reflect the equity performance of Chinese mid-capitalization companies. It is comprised of the 40 highest ranked companies whose market capitalization is less than 10 billion as of the date of its inclusion in the index. Only securities which are tradable for foreign investors without restrictions are eligible, such as Hong Kong listed securities incorporated in mainland China (H-shares) or with main business operations in China (Red chips), and Chinese ADRs and GDRs. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is applied at the semi-annual index review to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Solactive AG.

NASDAQ OMX China Technology Index

The NASDAQ OMX China Technology Index is designed to track the performance of the technology sector in China. It is made up of securities of companies which have their main business operations in the technology sector and generally includes companies whose businesses involve: computer services; internet; software; computer hardware; electronic office equipment; semiconductors; and telecommunications equipment. Only securities which are tradable for foreign investors without restrictions are eligible, such as Shanghai and Shenzhen B-shares, Hong Kong listed securities incorporated in mainland China (H-shares) or with main business operations in China (Red chips), and Chinese ADRs. The stocks are screened for liquidity and weighted according to float adjusted modified market-capitalization. The index is maintained by NASDAQ OMX.

Solactive Brazil Consumer Index

The Solactive Brazil Consumer Index is designed to reflect the equity performance of the consumer sector in Brazil. It is comprised of securities of companies which have their main business operations in the consumer sector and are domiciled, principally traded in or have their main business operations in Brazil. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is applied at the semi-annual index review to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Solactive AG.

Solactive Brazil Industrials Index

The Solactive Brazil Industrials Index is designed to reflect the equity performance of the industrials sector in Brazil. It is comprised of securities of companies which have their main business operations in the industrial sector and are domiciled, principally traded or have their main business operations in Brazil. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is applied at the semi-annual index review to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Solactive AG.

Solactive Brazil Materials Index

The Solactive Brazil Materials Index is designed to reflect the equity performance of the materials sector in Brazil. It is comprised of securities of companies which have their main business operations in the materials sector and are domiciled, principally traded in or have their main business operations in Brazil. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is applied at the semi-annual index review to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Solactive AG.

Solactive Brazil Mid Cap Index

The Solactive Brazil Mid Cap Index is designed to reflect the equity performance of Brazilian mid cap companies. It is comprised of the 40 highest ranked companies whose market capitalization is less than 10 billion as of the date of its inclusion in the index. The index is comprised of companies that are domiciled, principally traded in or have their main business operations in Brazil. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Solactive AG.

Solactive Brazil Utilities Index

The Solactive Brazil Utilities Index is designed to reflect the equity performance of the utilities sector in Brazil. It is comprised of securities of companies which have their main business operations in the utilities sector and are domiciled, principally traded in or have their main business operations in Brazil. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is applied at the semi-annual index review to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Solactive AG.

FTSE Andean 40 Index

The FTSE Andean 40 Index tracks the equity performance of the 40 largest companies in Chile, Colombia, and Peru. The index is free-float adjusted and weighted by modified market capitalization. Stocks are liquidity screened to ensure that the index is tradable, and its utilization of a unique capping methodology makes it suitable for the use as the basis for investment products such as derivatives and ETFs. The index is maintained by FTSE International Limited (“FTSE”).

MSCI All Argentina 25/50 Index

The MSCI All Argentina 25/50 Index is designed to represent the performance of the broad Argentina equity universe, while including a minimum number of constituents. The broad Argentina equity universe includes securities that are classified in Argentina according to the MSCI Global Investable Market Index Methodology, together with companies that are headquartered or listed in Argentina and carry out the majority of their operations in Argentina. The index targets a minimum of 25 securities and 20 issuers at construction. The index is designed to take into account the 25% and 50% concentration constraints required for a fund to qualify as a regulated investment company ("RIC") under the Code in the United States. At each quarterly rebalance, no single index constituent may exceed 25% of the index weight, and the sum of all constituents with index weights greater than 5% may not exceed 50%. The index is maintained by MSCI.

FTSE/ASEAN 40 Index

The FTSE/ASEAN 40 Index tracks the equity performance of the 40 largest companies in the five ASEAN regions: Singapore, Malaysia, Indonesia, Thailand and Philippines. The index is free-float adjusted and weighted by modified market capitalization and designed using eligible stocks within the FTSE All-World universe. Stocks are liquidity screened to ensure that the index is tradable. The index is maintained by FTSE.

FTSE Bangladesh Index

The FTSE Bangladesh Index is designed to reflect broad-based equity market performance in Bangladesh. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Bangladesh. A specific capping methodology is applied to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by FTSE.

MSCI All Colombia Capped Index

The MSCI All Colombia Capped Index is designed to represent the performance of the broad Colombia equity universe, while including a minimum number of constituents. The broad Colombia equity universe includes securities that are classified in Colombia according to the MSCI Global Investable Market Index Methodology, together with companies that are headquartered or listed in Colombia and carry out the majority of their operations in Colombia. The index targets a minimum of 25 securities and 20 issuers at construction. The index is designed to take into account the 25% and 50% concentration constraints required for a fund to qualify as a RIC under the Code in the United States. At each quarterly rebalance, no single index constituent may exceed 25% of the index weight, and the sum of all constituents with index weights greater than 5% may not exceed 50%. The index is maintained by MSCI.

Solactive Next Emerging & Frontier Index

The Solactive Next Emerging & Frontier Index is designed to reflect equity performance of the Next Emerging markets and Frontier markets companies, as defined by Solactive AG. Next Emerging markets are defined as emerging market countries beyond the BRICs (Brazil, Russia, India and China are excluded from the index) and beyond the most developed tier of emerging markets (currently South Korea and Taiwan are also excluded from the index). Frontier market countries are those emerging market countries that generally have smaller economies or less developed capital markets. The index is comprised of common stocks, ADRs and GDRs of selected companies globally that are domiciled, principally traded in or have their main business operations in these markets or that generate at least 50% of their revenues from these markets. The index screens the largest stocks according to free-float market capitalization and weights them by modified liquidity.

As  of  January  1,  2016,  the  index  had  201  constituents  from  the  following  countries: Argentina, Bangladesh, Chile, Colombia, Czech Republic, Egypt, Gabon, Georgia, Hungary, Indonesia, Kazakhstan, Kenya, Kuwait, Laos, Malaysia, Mauritius, Mexico, Mongolia, Namibia, Nigeria, Oman, Pakistan, Panama, Papua New Guinea, Peru, Philippines, Poland, Qatar, Slovakia,  South Africa, Tanzania, Thailand, Turkey, United Arab  Emirates and Vietnam. The index is maintained by Solactive AG.

MSCI All Greece Select 25/50 Index

The MSCI All Greece Select 25/50 Index is designed to represent the performance of the Broad Greece Equity Universe, while including constituents with minimum levels of liquidity. The Broad Greece Equity Universe includes securities that are classified in Greece according to the MSCI Global Investable Market Index Methodology, companies that are headquartered or listed in Greece and carry out the majority of their operations in Greece, and companies with economic exposure greater than 20% to Greece, as defined in the MSCI Economic Exposure Data Methodology. A specific capping methodology is applied to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The Index is maintained by MSCI.

FTSE Nordic 30 Index

The FTSE Nordic 30 Index is designed to reflect broad-based equity market performance in Sweden, Denmark, Norway and Finland. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is comprised of the top 30 companies domiciled in, principally traded in or whose revenues are primarily from Sweden, Denmark, Norway and Finland. The index is maintained by FTSE.

MSCI Norway IMI 25/50 Index

The MSCI Norway IMI 25/50 Index is designed to measure the performance of the large-, mid-, and small-capitalization segments of the Norwegian market. It applies certain invesment limits that are imposed on RICs under the Code. With 54 constituents, the index covers approximately 99% of the free float-adjusted market capitalization in Norway. The index is maintained by MSCI.

FTSE Portugal 20 Index

The FTSE Portugal 20 Index is designed to reflect broad-based equity market performance in Portugal. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is comprised of the top 20 companies that are domiciled in, principally traded in or whose revenues are primarily from Portugal. A specific capping methodology is applied to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by FTSE.

Solactive Czech Republic Index

The Solactive Czech Republic Index is designed to reflect broad-based equity market performance in the Czech Republic. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Czech Republic. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Solactive AG.

MSCI All Nigeria Select 25/50 Index

The MSCI All Nigeria Select 25/50 Index is designed to represent the performance of the broad Nigeria equity universe, while including a minimum number of constituents. The broad Nigeria equity universe includes securities that are classified in Nigeria according to the MSCI Global Investable Market Index Methodology, together with companies that are headquartered or listed in Nigeria and carry out the majority of their operations in Nigeria. Further, the index only includes securities with a minimum liquidity threshold of $100,000 average daily traded value, subject to 20 constituents being included in the index. If not, securities are added in decreasing order of average daily traded value until 20 securities are selected. The index targets a minimum of 20 securities at construction. The index is maintained by MSCI.

MSCI All Pakistan Select 25/50 Index

The MSCI All Pakistan Select 25/50 Index is designed to represent the performance of the broad Pakistan equity universe, while including a minimum number of constituents. The broad Pakistan equity universe includes securities that are classified in Pakistan according to the MSCI Global Investable Market Index Methodology, together with companies that are headquartered or listed in Pakistan and carry out the majority of their operations in Pakistan. The index targets a minimum of 25 securities and 20 issuers at construction. The index is designed to take into account the 25% and 50% concentration constraints required for a fund to qualify as a RIC under the Code in the United States. At each quarterly rebalance, no single index constituent may exceed 25% of the index weight, and the sum of all constituents with index weights greater than 5% may not exceed 50%. The index is maintained by MSCI.

Solactive Global Copper Miners Total Return Index

The Solactive Global Copper Miners Total Return Index tracks the performance of the largest and most liquid listed companies that are active in some aspect of the copper mining industry, such as copper mining, refining or exploration. The index is calculated as a total return index in U.S. dollars and adjusted semi-annually. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is used at the time of the semi-annual index review to seek to assure compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Solactive AG.

Solactive Global Fertilizers/Potash Total Return Index

The Solactive Global Fertilizers/Potash Total Return Index tracks the equity performance of the largest listed companies globally that are active in some aspect of the fertilizer industry. The index is calculated as a total return index and adjusted semi-annually. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is used at the time of the semi-annual index review to seek to assure compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Solactive AG.

Solactive Global Gold Explorers Total Return Index

The Solactive Global Gold Explorers Total Return Index is designed to measure broad-based equity market performance of global companies involved in gold exploration. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is used at the time of the semi-annual index review to seek to assure compliance with the rules governing the listing of financial products on exchanges in the United States. The index is calculated as a total return index and adjusted semi-annually. The index is maintained by Solactive AG.

Solactive Global Lithium Index

The Solactive Global Lithium Index tracks the performance of the largest and most liquid listed companies that are active in the exploration and/or mining of Lithium or the production of Lithium batteries. The index is calculated as a total return index in U.S. dollars and adjusted semi-annually. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is used at the time of the semi-annual index review to seek to assure compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Solactive AG.

Solactive Global Silver Miners Total Return Index

The Solactive Global Silver Miners Total Return Index tracks the performance of the largest and most liquid listed companies that are active in some aspect of the silver mining industry such as silver mining, refining or exploration. The index is calculated as a total return index in U.S. dollars and adjusted semi-annually. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is used at the time of the semi-annual index review to seek to assure compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Solactive AG.

Solactive Global Uranium Total Return Index

The Solactive Global Uranium Index tracks the performance of the largest and most liquid listed companies that are active in some aspect of the uranium mining industry, such as mining, refining, exploration, or manufacturing of equipment for the uranium industry. The index may also include companies that do not derive a significant percentage of revenues from activities related to the uranium industry, but generate large absolute revenues from the uranium industry (in particular, uranium mining, exploration for uranium, physical uranium investments and technologies related to the uranium industry). The index is calculated as a total return index in U.S. dollars and adjusted annually. The stocks are weighted proportionally according to free-float market capitalization. A specific capping methodology is used at the time of the annual index review to seek to assure compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Solactive AG.

Solactive Global SuperDividend® Index

The Solactive Global SuperDividend® Index tracks the equity performance of 100 equally-weighted companies that rank among the highest dividend-yielding equity securities in the world. The index provider applies certain dividend stability filters. The index is maintained by Solactive AG.

INDXX SuperDividend® U.S. Low Volatility Index

The INDXX SuperDividend® U.S. Low Volatility Index is maintained by INDXX, LLC. The index tracks the performance of 50 equally-weighted common stocks, master limited partnerships ("MLPs") and real estate investment trusts ("REITs") that rank among the highest dividend-yielding equity securities in the United States, as defined by INDXX, LLC. The components of the index have paid dividends consistently over the last two years. The Underlying Index is comprised of securities that INDXX, LLC determines to have lower relative volatility (i.e., low beta) than the market.

INDXX SuperDividend® Emerging Markets Index

The INDXX SuperDividend® Emerging Markets Index is maintained by INDXX, LLC. The index tracks the performance of 50 equally weighted companies that rank among the highest dividend yielding equity securities in emerging markets, as defined by INDXX, LLC (the “Index Provider”). The Underlying Index may include components from the following countries: Brazil, Chile, Colombia, Mexico, Peru, Czech Republic, Egypt, Greece, Hungary, Poland, Qatar, Russia, South Africa, Turkey, United Arab Emirates, China, India, Indonesia, Malaysia, Philippines, Thailand. The index selects the publicly-listed securities in these markets with the highest dividend yield, subject to minimum market capitalization and liquidity requirements, and subject to maximum allocations to individual countries and sectors.

The components of the Underlying Index must also have paid dividends consistently over the last 2 years. The Fund’s investment objective and index may be changed without shareholder approval. The index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the index and publishes information regarding the market value of the index.

FXcube Risk Parity Index

The FXcube Risk Parity Index seeks to preserve and increase its value, over the long term, through risk balancing across asset classes. The index consists of multiple asset classes which may include bonds, equities, commodities, currencies and real estate. Exposure may include global developed and emerging markets.

In allocating assets among asset classes, the Underlying Index follows a “risk parity” approach. The “risk parity” approach to asset allocation seeks to balance the allocation of risk across asset classes (as measured by volatility) when building the index. This means that lower risk asset classes (such as global fixed income and inflation-linked government bonds) will generally have higher notional allocations than higher risk asset classes (such as global developed and emerging market equities). The index rebalances quarterly as it aims to keep the risk contribution of each asset in the portfolio equal.

The index may include U.S. and foreign exchange-traded vehicles, including ETFs, exchange traded commodities (ETCs) or exchange traded notes (ETNs). The index may have leveraged exposure to one or more asset classes.

The FXcube Risk Parity Index is calculated and maintained by Solactive AG. Solactive AG does not sponsor, endorse or promote the Fund and is not in any way connected to it and does not accept any liability in relation to its issue, operation and trading.

Solactive Social Media Total Return Index

The Solactive Social Media Total Return Index is designed to reflect the equity performance of companies involved in the social media industry, including companies that provide social networking, file sharing, and other web-based media applications. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Solactive AG.

Solactive Guru Index

The Solactive Guru Index is comprised of the top U.S. listed equity positions reported on Form 13F by a select group of entities that Solactive AG characterizes as hedge funds. Hedge funds are selected from a pool of thousands of privately offered pooled investment vehicles based on the size of their reported equity holdings and the efficacy of replicating their publicly disclosed positions. Hedge funds must have minimum reported holdings of $500 million in their Form 13F to be considered for the index. Additional filters are applied to eliminate hedge funds that have high turnover rates for equity holdings. Only hedge funds with concentrated top holdings are included in the selection process.

Once the hedge fund pool has been determined, the index provider utilizes 13F filings to compile the top stock holding from each of these hedge funds. The index is calculated as a total return index and adjusted quarterly. The stocks are screened for liquidity and equal weighted. The Index is maintained by Solactive AG.

Solactive Guru Value Index

The Solactive Guru Value Index is comprised of U.S. listed equity positions reported on Form 13F by a select group of entities that Solactive AG characterizes as premier value investors. Value investors are selected from a universe of investors that aim to buy securities that appear undervalued based on fundamental analysis, as defined by the index provider. The index provider applies a number of criteria to further narrow the pool of investors to a small group that has demonstrated an outstanding long-term performance track record. Value investors must have minimum reported holdings of $1 billion in their Form 13F to be considered for the index.

Once the pool of value investors has been determined, the index provider utilizes Form 13F filings to compile the largest two position increases from each of these investors. Position increases are subject to minimum sizes to be considered. Positions will be sold when they decrease materially in subsequent 13F reports. The index is calculated as a total return index and adjusted quarterly. The stocks are screened for liquidity and equal weighted. The index is maintained by Solactive AG.

Solactive Guru Activist Index

The Solactive Guru Activist Index is comprised of U.S. listed equity positions reported on Form 13F and Schedule 13D by a select group of entities that Solactive AG characterizes as premier activist investors. Activist investors are selected from a universe of investors that aim to buy securities to put public pressure on management to increase shareholder value, as defined by the Index Provider.

Once the pool of activist investors has been determined, the Index Provider utilizes Form13F filings and Schedule 13D filings to compile the top 50 aggregate stock holdings held by the pool of activist investors, after screening for certain liquidity and market capitalization requirements. The stocks are equal weighted and rebalanced quarterly following the Form 13F filing timeline. On a monthly basis, securities may be added to or removed from the Underlying Index as a result of Schedule 13D filings. As of April 23, 2015, the Underlying Index had 50 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

Solactive Guru International Index

The index is comprised of international companies reported on Form 13F by hedge funds and other institutional investors. Hedge funds are defined as privately offered pooled investment vehicles. International companies refer to ADRs and other non-US companies.

Using a proprietary methodology developed by Solactive AG, the index provider determines the pool of hedge funds and other institutional investors whose Form 13F holdings may be included in the index. Hedge funds are selected from a pool of thousands of privately offered pooled investment vehicles based on the size of their reported equity holdings and the efficacy of replicating their publicly disclosed positions. Institutional investors are selected based on the qualitative factor of whether they have a strong management team with a track record of creating shareholder value. Additional filters are applied to exclude the holdings of hedge funds and institutional investors that report less than $500 million in holdings on their Form 13F or that have high turnover rates for equity holdings, as defined by the index provider. Turnover is a measure of the hedge funds and other investors' trading activity or holdings that have been "turned over" or replaced with other holdings.

Once the pool of investors has been determined, the index provider utilizes Form 13F filings to compile 50 stocks that represent the top international positions from these investors. The stocks must meet minimum size and liquidity thresholds to be included in the Underlying Index. Stocks in the index are equal weighted and rebalanced quarterly following the Form 13F filing timeline. The index is calculated as a total return index. The Index is maintained by Solactive AG.

Solactive AG is a leading company in the structuring and indexing business for institutional clients. Solactive indices are used by issuers worldwide as underlying indices for financial products. Solactive AG does not sponsor, endorse or promote the Fund and is not in any way connected to it and does not accept any liability in relation to its issue, operation and trading.

Solactive Global SuperIncome™ Index

The Solactive Global SuperIncome™ Index tracks the performance of high income securities globally across a variety of asset classes, including global equities, REITs, MLPs, preferred stock securities and closed-end funds and fixed income securities, as defined by Solactive AG. Fixed income securities include emerging markets government bonds and high-yield corporate bonds. The index may include equity securities, fixed income securities and ETFs. The index is maintained by Solactive AG.

S&P Enhanced Yield North American Preferred Stock Index

The S&P Enhanced Yield North American Preferred Stock Index tracks the performance of the highest-yielding preferred securities in the United States, as determined by the index provider. The index is comprised of preferred stocks that meet certain criteria relating to size, liquidity, issuer concentration and rating, maturity and other requirements, as determined by the index provider. The index does not seek to directly reflect the performance of the companies issuing the preferred stock. The index is maintained by S&P.

Solactive Global SuperDividend® REIT Index

The Solactive Global SuperDividend® REIT Index tracks the performance of REITs that rank among the highest-yielding REITs globally, as determined by the index provider. The index is maintained by Solactive AG.

Solactive Permanent Index

The Solactive Permanent Index tracks the performance of four asset class categories that are designed to perform differently across different economic environments, as defined by the index provider. On each rebalance, the index allocates 25% each to four asset class categories as follows:

Asset Class	Allocation
Stocks:
• U.S. Large Cap Stocks	9%
• U.S. Small Cap Stocks	3%
• International Stocks	3%
• U.S. Real Estate Stocks	5%
• U.S. and Foreign Natural Resource Stocks	5%
U.S. Treasury Bonds (Long-Term) (remaining maturity greater than 20 years)	25%
U.S. Treasury Bills and Bonds (Short-Term) (remaining maturity of less than three years)	25%
Gold & Silver:
• Physical Gold ETF and ETC	20%
• Physical Silver ETF and ETC	5%
Total	100%

The index may include U.S. and foreign exchange-traded vehicles, including ETFs and ETCs. As of January 1, 2016 the underlying index had 90 constituents, which included ETFs for U.S. Small Cap Stocks and International Stocks, as well as ETCs for Gold and Silver.

The index rebalances annually on the last business day in June. Between rebalances, actual allocations of the index may deviate from each allocation shown above as a result of performance differences among the different asset classes. The index provider will also rebalance between scheduled rebalance dates if the index weights deviate from the above asset class allocation beyond pre-established maximum thresholds, as defined by the index provider.

S&P China Composite Select Bond Index

The S&P China Composite Select Bond Index is designed to track the performance of Chinese sovereign bonds, agency bonds and bonds issued by Central State-Owned Enterprises ("CSOEs") denominated in Chinese yuan ("CNY"). To be eligible for inclusion in the index, securities must be issued in China and traded in Chinese bond markets (e.g., Shanghai Stock Exchange, Shenzhen Stock Exchange and Chinese interbank market). In addition, each bond must have a maturity greater than or equal to one year but less than or equal to seven years from the rebalancing date. Each issuer must have total debt outstanding exceeding $1 billion at each rebalancing date. CSOEs must be rated AAA by at least one of the Chinese rating agencies (e.g., China Chengxin International, China Lianhe, Dagong, and Shanghai Brilliance). No ratings criteria are applied to government or agency bonds. No bond matures in the index. The index rebalances monthly. The index is maintained by S&P.

JPMorgan ETF Efficiente Series X Index

The JPMorgan ETF Efficiente Series X Index Series (the “Efficiente Series X”) is a family of indices that were developed and are maintained and calculated by J.P. Morgan Securities plc pursuant to a proprietary methodology. The JPMorgan ETF Efficiente 10 TR Series X Index (the “Underlying Index”) is an index within the Efficiente Series X. The Underlying Index tracks the total return performance of a portfolio of eleven ETFs and two ETPs (each ETP and ETF a "Constituent" and together the "Constituents"). The share prices of the ETFs and ETPs track the performance of equities or bonds in developed or emerging markets, real estate investments, U.S. Treasury bonds, U.S. Treasury Inflation Protected Securities, a single commodity or a portfolio of commodity futures contracts. The Constituents represent a diverse range of asset classes and geographic regions. The index is maintained by J.P. Morgan Securities, LLC.

JPMorgan U.S. Sector Rotator Series X Index
The JPMorgan U.S. Sector Rotator Series X Index Series (the “U.S. Sector Rotator Series X”) is a family of rules-based proprietary indices that were developed and are maintained and calculated by J.P. Morgan Securities plc. The JPMorgan U.S. Sector Rotator TR Series X Index (the “Underlying Index”) is an index within the U.S. Sector Rotator Series X. The Underlying Index tracks the returns, with dividends reinvested, of a monthly reconstituted portfolio of ETFs, selected out of a pool of ten U.S. sector ETFs (each, a “U.S. Sector Constituent” and collectively, the “U.S. Sector Constituents”) and a U.S. treasury bond ETF (the “Bond Constituent”). The index is maintained by J.P. Morgan Securities, LLC.
Scientific Beta United States Multi-Beta Multi-Strategy Equal Risk Contribution Index

The Underlying Index generally comprises approximately 500 or less U.S. listed common stocks selected based on a proprietary methodology developed by the Index Provider.

The objective of the Underlying Index is to outperform traditional market capitalization-weighted indexes, with lower volatility. The method to achieve outperformance relative to traditional market capitalization-weighted indexes is derived from a proprietary process for selecting and weighting index components from the initial universe.

The components of the Underlying Index are selected from a universe of the largest 500 U.S. stocks, as measured by free float market capitalization. The Underlying Index’s components are selected by applying four factors that have been widely recognized by academic literature to outperform market capitalization weighted-indexes over the long run: Value, Size, Low-Volatility and Momentum. Each of these factors is applied by using the following metrics: price-to-book ratio for Value; free-float market capitalization for Size; historical volatility over the trailing 104 week period for Low-Volatility; and one-year-minus-one-month total returns Momentum.

Once these companies are selected for each of the four factors, Value, Size, Low-Volatility and Momentum, five different weighting schemes are applied to the constituents:

1.Maximum Deconcentration (each component is equally weighted);

2.
Maximum Decorrelation (each component is weighted based on its correlation to the other companies in the index, overweighting the companies with the lowest correlations and underweighting those with the highest);

3.	Efficient Minimum Volatility (each component is weighted based on its correlation to the other companies in the index and its historical volatility to establish a minimum volatility portfolio);
4.Efficient Maximum Sharpe Ratio (each component is weighted to maximize risk-adjusted returns); and
5.Diversified Risk Weighted strategies (each component is weighted so that they contribute equal amounts of volatility).

The result of each weighting scheme is averaged for each factor. By averaging the weights produced by each of these five weighting schemes, the Underlying Index seeks to diversify the risks and assumptions associated with any one weighting scheme.

Finally, the weights to each of the factor components are then allocated such so that each factor makes an equal contribution to overall potential out-performance of the Underlying Index versus a market capitalization-weighted index.

Scientific Beta Extended Europe Multi-Beta Multi-Strategy Equal Risk Contribution Index

The Underlying Index generally comprises approximately 600 or less European-listed common stocks selected based on a proprietary methodology developed by EDHEC Risk Institute Asia Ltd. (“EDHEC” or the “Index Provider”).

The objective of the Underlying Index is to outperform traditional market capitalization-weighted indexes, with lower volatility. The method to achieve outperformance relative to traditional market capitalization-weighted indexes is derived from a proprietary process for selecting and weighting index components from the initial universe.

The components of the Underlying Index are selected from a universe of the 600 largest and most liquid stocks that are ordinarily traded principally on a stock exchange in one of the following 16 developed European countries: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Underlying Index’s components are selected by applying four factors that have been widely recognized by academic literature to outperform market capitalization weighted-indexes over the long run: Value, Size, Low-Volatility and Momentum. Each of these factors is applied by using the following metrics: price-to-book ratio for Value; free-float market capitalization for Size; historical volatility over the trailing 104 week period for Low-Volatility; and one-year-minus-one-month total returns Momentum.

Once these companies are selected for each of the four factors, Value, Size, Low-Volatility and Momentum, five different weighting schemes are applied to the constituents:

1.Maximum Deconcentration (each component is equally weighted);

2.
Maximum Decorrelation (each component is weighted based on its correlation to the other companies in the index, overweighting the companies with the lowest correlations and underweighting those with the highest);

3.	Efficient Minimum Volatility (each component is weighted based on its correlation to the other companies in the index and its historical volatility to establish a minimum volatility portfolio);
4.Efficient Maximum Sharpe Ratio (each component is weighted to maximize risk-adjusted returns); and
5.Diversified Risk Weighted strategies (each component is weighted so that they contribute equal amounts of volatility).

The result of each weighting scheme is averaged for each factor. By averaging the weights produced by each of these five weighting schemes, the Underlying Index seeks to diversify the risks and assumptions associated with any one weighting scheme.

Finally, the weights to each of the factor components are then allocated such so that each factor makes an equal contribution to overall potential out-performance of the Underlying Index versus a market capitalization-weighted index.

Scientific Beta Japan Multi-Beta Multi-Strategy Equal Risk Contribution Index

The Underlying Index generally comprises approximately 500 or less Japanese-listed common stocks selected based on a proprietary methodology developed by the Index Provider.

The objective of the Underlying Index is to outperform traditional market capitalization-weighted indexes, with lower volatility. The method to achieve outperformance relative to traditional market capitalization-weighted indexes is derived from a proprietary process for selecting and weighting index components from the initial universe.

The components of the Underlying Index are selected from a universe of the 500 largest, as measured by free float market capitalization, and most liquid stocks traded principally on a stock exchange in and incorporated or domiciled (i.e., maintain a principal place of business) in Japan. The Underlying Index’s components are selected by applying four factors that have been widely recognized by academic literature to outperform market capitalization weighted-indexes over the long run: Value, Size, Low-Volatility and Momentum. Each of these factors is applied by using the following metrics: price-to-book ratio for Value; free-float market capitalization for Size; historical volatility over the trailing 104 week period for Low-Volatility; and one-year-minus-one-month total returns Momentum.

Once these companies are selected for each of the four factors, Value, Size, Low-Volatility and Momentum, five different weighting schemes are applied to the constituents:

1.Maximum Deconcentration (each component is equally weighted);

2.
Maximum Decorrelation (each component is weighted based on its correlation to the other companies in the index, overweighting the companies with the lowest correlations and underweighting those with the highest);

3.	Efficient Minimum Volatility (each component is weighted based on its correlation to the other companies in the index and its historical volatility to establish a minimum volatility portfolio);
4.Efficient Maximum Sharpe Ratio (each component is weighted to maximize risk-adjusted returns); and
5.Diversified Risk Weighted strategies (each component is weighted so that they contribute equal amounts of volatility).

The result of each weighting scheme is averaged for each factor. By averaging the weights produced by each of these five weighting schemes, the Underlying Index seeks to diversify the risks and assumptions associated with any one weighting scheme.

Finally, the weights to each of the factor components are then allocated such so that each factor makes an equal contribution to overall potential out-performance of the Underlying Index versus a market capitalization-weighted index.

Scientific Beta Developed Asia-Pacific ex-Japan Multi-Beta Multi-Strategy ERC Index

The Underlying Index generally comprises approximately 400 or less Asian-listed common stocks selected based on a proprietary methodology developed by EDHEC Risk Institute Asia Ltd. (“EDHEC” or the “Index Provider”).

The objective of the Underlying Index is to outperform traditional market capitalization-weighted indexes, with lower volatility. The method to achieve outperformance relative to traditional market capitalization-weighted indexes is derived from a proprietary process for selecting and weighting index components from the initial universe.

The components of the Underlying Index are selected from a universe of the 400 largest, as measured by free float market capitalization, and most liquid stocks traded principally on a stock exchange in and incorporated or domiciled (i.e., maintain a principal place of business) in developed markets in Asia, excluding Japan.

Once these companies are selected for each of the four factors, Value, Size, Low-Volatility and Momentum, five different weighting schemes are applied to the constituents:

1.Maximum Deconcentration (each component is equally weighted);

2.
Maximum Decorrelation (each component is weighted based on its correlation to the other companies in the index, overweighting the companies with the lowest correlations and underweighting those with the highest);

3.	Efficient Minimum Volatility (each component is weighted based on its correlation to the other companies in the index and its historical volatility to establish a minimum volatility portfolio);
4.Efficient Maximum Sharpe Ratio (each component is weighted to maximize risk-adjusted returns); and
5.Diversified Risk Weighted strategies (each component is weighted so that they contribute equal amounts of volatility).

The result of each weighting scheme is averaged for each factor. By averaging the weights produced by each of these five weighting schemes, the Underlying Index seeks to diversify the risks and assumptions associated with any one weighting scheme.

Finally, the weights to each of the factor components are then allocated such so that each factor makes an equal contribution to overall potential out-performance of the Underlying Index versus a market capitalization-weighted index.

Scientific Beta Developed Markets ex-US Multi-Beta Multi-Strategy ERC Index

The Underlying Index generally comprises approximately 1500 or less common stocks listed in developed markets excluding the United States, selected based on a proprietary methodology developed by EDHEC Risk Institute Asia Ltd. (“EDHEC” or the “Index Provider”).

The objective of the Underlying Index is to outperform traditional market capitalization-weighted indexes, with lower volatility. The method to achieve outperformance relative to traditional market capitalization-weighted indexes is derived from a proprietary process for selecting and weighting index components from the initial universe.

The components of the Underlying Index are selected from a universe of the1500 largest, as measured by free float market capitalization, and most liquid stocks traded principally on a stock exchange in and incorporated or domiciled (i.e., maintain a principal place of business) in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, South Korea, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Underlying Index’s components are selected by applying four factors that have been widely recognized by academic literature to outperform market capitalization weighted-indexes over the long run: Value, Size, Low-Volatility and Momentum. Each of these factors is applied by using the following metrics: price-to-book ratio for Value; free-float market capitalization for Size; historical volatility over the trailing 104 week period for Low-Volatility; and one-year-minus-one-month total returns Momentum.

Once these companies are selected for each of the four factors, Value, Size, Low-Volatility and Momentum, five different weighting schemes are applied to the constituents:

1.Maximum Deconcentration (each component is equally weighted);

2.
Maximum Decorrelation (each component is weighted based on its correlation to the other companies in the index, overweighting the companies with the lowest correlations and underweighting those with the highest);

3.	Efficient Minimum Volatility (each component is weighted based on its correlation to the other companies in the index and its historical volatility to establish a minimum volatility portfolio);
4.Efficient Maximum Sharpe Ratio (each component is weighted to maximize risk-adjusted returns); and
5.Diversified Risk Weighted strategies (each component is weighted so that they contribute equal amounts of volatility).

The result of each weighting scheme is averaged for each factor. By averaging the weights produced by each of these five weighting schemes, the Underlying Index seeks to diversify the risks and assumptions associated with any one weighting scheme.

Finally, the weights to each of the factor components are then allocated such so that each factor makes an equal contribution to overall potential out-performance of the Underlying Index versus a market capitalization-weighted index.

INDXX Global YieldCo Index

The Underlying Index comprises publicly traded companies that are formed to own operating assets that produce defined cash flows (“Yieldcos”), as well as companies that have publicly announced plans to spin-off a YieldCo in an initial public offering, as determined by INDXX, LLC (the “Index Provider”). A YieldCo is a dividend growth-oriented public company, created by a parent company, which bundles renewable and/or conventional long-term contracted operating assets in order to generate systematic cash flows. YieldCos typically allocate cash available for distribution each year or quarter to shareholders in the form of dividends.

The components of the underlying index are YieldCos selected from the universe of global publicly listed equities, which have a minimum market capitalization of $500m and an Average Daily Value Traded (“ADVT”) over the last three months greater than $1 million. If less than 20 securities satisfy this criteria, the market capitalization and ADVT requirements are lowered. If there are still fewer than 20 securities, the parent companies of proposed YieldCos with the nearest anticipated listing dates will be included in the index until there are 20 index constituents. If a parent company is a part of the index, and its corresponding YieldCo becomes publicly listed, the listed YieldCo will replace the parent entity in the index during the subsequent index rebalance.

Index constituents are ranked by market capitalization and the top five ranking YieldCos receive weights of 11%, 10%, 9%, 8%, and 7%, respectively. The remaining securities are weighted based on their market capitalization, with a cap of 4.75% on any of the securities falling outside of the top five by market capitalization. If any parent companies of YieldCos are index constituents, they are each capped at a 4.75% weighting. Companies that are structured as partnerships are capped at a 25% weighting in the aggregate. As of May 15, 2015, the Underlying Index included the securities of companies that trade on a stock exchange located in the US (9), in London (6), in Canada (4) and Spain (1). Corporate actions could potentially change the constituents of the Underlying Index and/or weighting of the components of the Underlying Index. To the extent that a security is removed from the Underlying Index due to a corporate action, the Index Provider may replace the security at the next rebalance.

S&P 500® Catholic Values Index

The S&P 500® Catholic Values Index is designed to provide exposure to U.S. equity securities included in the S&P 500® Index while maintaining alignment with the moral and social teachings of the Catholic Church. The Underlying Index is based on the S&P 500® Index, and generally comprises approximately 500 or less U.S. listed common stocks. All index constituents are members of the S&P 500® Index and follow the eligibility criteria for that index. From this starting universe, constituents are screened to exclude companies involved in activities which are perceived to be inconsistent with Catholic values as outlined in the Socially Responsible Investment Guidelines of the United States Conference of Catholic Bishops (“USCCB”). The Underlying Index then reweights the remaining constituents so that the Underlying Index’s sector exposures matches the sector exposures of the S&P 500® Index. Constituent selection is based on data from Ethical Investment Research Services (EIRIS) Ltd. The Underlying Index is sponsored by Standard & Poor’s Financial Services LLC (the “Index Provider”), which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. As of August 31, 2015, the Underlying Index had 448 constituents.

Solactive Central America Index

The Solactive Central America Index is designed to reflect the broad-based equity performance of Central America. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Central America. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Solactive AG.

Solactive Central and Northern Europe Index

The Solactive Central and Northern Europe Index is designed to reflect the broad-based equity performance of Central and Northern Europe. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Austria, Belgium, Denmark, Finland, France, Germany, Luxembourg, the Netherlands, Norway, Sweden, Switzerland, and the United Kingdom. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Solactive AG.

Solactive Southern Europe Index

The Solactive Southern Europe Index is designed to reflect the broad-based equity performance of Southern Europe. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Portugal, Spain, Italy and Greece. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Solactive AG.

Solactive Eastern Europe Index

The Solactive Eastern Europe Index is designed to reflect the broad-based equity performance of Eastern Europe. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Belarus, Bulgaria, Czech Republic, Hungary, Moldova, Poland, Romania, Slovakia, Ukraine, Latvia, Lithuania and Estonia. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Solactive AG.

Nex Rubica (NR) Africa ex-South Africa 30 Index

The Nex Rubica (NR) Africa ex-South Africa 30 Index is designed to reflect broad-based performance of the investable equity market in the African continent, excluding South Africa. Reviewed quarterly, the 30 leading stocks are chosen from a universe of 1000 stocks, then screened and ranked according to total asset, revenue and other filters. NR's methodology ranks shares with a minimum market cap of $500 million and a free float of greater than 25% within each issuer. The index is maintained by Nex Rubica Indexes.

Solactive Sub-Saharan Africa Index

The Solactive Sub-Saharan Africa Index is designed to reflect the broad-based equity performance of Sub-Saharan Africa. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Sub-Saharan Africa. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Solactive AG.

FTSE Frontier Markets Index

The FTSE Frontier Markets Index is designed to reflect broad-based equity market performance in Frontier Markets. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Frontier Markets. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by FTSE.

S&P Pan Arab Index

The S&P Pan Arab Index is designed to reflect the broad-based equity performance of the Pan Arab region. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Bahrain, Egypt, Jordan, Kuwait, Lebanon, Morocco, Oman, Qatar, Saudi Arabia, Tunisia, and the U.A.E. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by S&P.

FTSE Morocco 20 Index

The FTSE Morocco 20 Index is designed to reflect broad-based equity market performance in Morocco. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is comprised of the top 20 eligible companies that are domiciled in, principally traded in or whose revenues are primarily from Morocco. A specific capping methodology is applied to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by FTSE.

FTSE Sri Lanka Index

The FTSE Sri Lanka Index is designed to reflect broad-based equity market performance in Sri Lanka. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Sri Lanka. A specific capping methodology is applied to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by FTSE.

FTSE Ukraine Index

The FTSE Ukraine Index is designed to reflect broad-based equity market performance in Ukraine. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Ukraine. A specific capping methodology is applied to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by FTSE.

Solactive Hungary Index

The Solactive Hungary Index is designed to reflect the broad-based equity market performance in Hungary. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Hungary. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Solactive AG.

Solactive Kazakhstan Index

The Solactive Kazakhstan Index is designed to reflect broad-based equity market performance in Kazakhstan. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Kazakhstan. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Solactive AG.

Solactive Kuwait Index

The Solactive Kuwait Index is designed to reflect broad-based equity market performance in Kuwait. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Kuwait. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Solactive AG.

Solactive Luxembourg Index

The Solactive Luxembourg Index is designed to reflect the broad-based equity market performance in Luxembourg. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Luxembourg. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Solactive AG.

Solactive Slovakia Index

The Solactive Slovakia Index is designed to reflect broad-based equity market performance in Slovakia. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Slovakia. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Solactive AG.

Solactive Global Advanced Materials Index

The Solactive Global Advanced Materials Index is designed to reflect the equity performance of companies involved in the advanced materials industry. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Solactive AG.

Solactive Global Cement Index

The Solactive Global Cement Index is designed to reflect the equity performance of companies involved in the cement industry. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Solactive AG.

Solactive Global Land Index

The Solactive Global Land Index is designed to reflect the equity performance of companies involved in the farmland and timberland industry. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Solactive AG.

FTSE Railroads Index

The FTSE Railroads Index is designed to reflect the equity performance of companies involved in the railroad industry. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by FTSE.

FTSE Toll Roads & Ports Index

The FTSE Toll Roads & Ports Index is designed to reflect the equity performance of companies involved in the toll roads and ports industry, including airports and seaports. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by FTSE.

Disclaimers

INDXX is a service mark of INDXX and has been licensed for use for certain purposes by the Adviser. The Funds are not sponsored, endorsed, sold or promoted by INDXX. INDXX makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. INDXX has no obligation to take the needs of the Adviser or the shareholders of the Funds into consideration in determining, composing or calculating the Underlying Indices. INDXX is not responsible for and has not participated in the determination of the timing, amount or pricing of the Fund Shares to be issued or in the determination or calculation of the equation by which the Fund Shares are to be converted into cash. INDXX has no obligation or liability in connection with the administration, marketing or trading of the Funds.

Solactive AG is a leading company in the structuring and indexing business for institutional clients. Solactive AG runs the Solactive index platform. Solactive indices are used by issuers worldwide as underlying indices for financial products. Solactive AG does not sponsor, endorse or promote any Funds and is not in any way connected to them and does not accept any liability in relation to their issue, operation and trading.

Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by the Adviser. Each of the Global X SuperIncome™ Preferred ETF and Global X GF China Bond ETF (“ETF”) is not sponsored, endorsed, sold or promoted by Standard & Poor's and its affiliates ("S&P"). S&P makes no representation, condition or warranty, express or implied, to the owners of the ETF or any member of the public regarding the advisability of investing in securities generally or in the ETF particularly or the ability of the S&P Enhanced Yield North American Preferred Stock Index or the S&P China Composite Select Bond Index (each an “Index”) to track the performance of certain financial markets and/or sections thereof and/or of groups of assets or asset classes. S&P's only relationship to the Adviser is the licensing of certain trademarks and trade names and of the index which is determined, composed and calculated by S&P without regard to the Adviser or the ETF. S&P has no obligation to take the needs of Global X Management Company, LLC or the owners of the ETF into consideration in determining, composing or calculating the index. S&P is not responsible for and has not participated in the determination of the prices and amount of the ETF or the timing of the issuance or sale of the ETF or in the determination or calculation of the equation by which the ETF units are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the ETF.

Neither S&P, its affiliates nor third party licensors, guarantees the accuracy and/or the completeness of the index or any data included therein and S&P, its affiliates and their third party licensors, shall have no liability for any errors, omissions, or interruptions therein. S&P, its affiliates and third party licensors make no warranty, condition or representation, express or implied, as to the results to be obtained by to Adviser, owners of the ETF, or any other person or entity from the use of the index or any data included therein. S&P makes no express or implied warranties, representations or conditions, and expressly disclaims all warranties or conditions of merchantability or fitness for a particular purpose or use and any other express or implied warranty or condition with respect to the index or any data included therein. Without limiting any of the foregoing, in no event shall S&P, its affiliates or their third party licensors, have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the index or any data included therein, even if notified of the possibility of such damages.

J.P. Morgan Securities LLC is independent of the Fund and the Adviser. J.P. Morgan Securities LLC determines the relative weightings of the constituents of the Underlying Index and publishes information regarding the market value of the Underlying Index. JPMorgan or its affiliates may be Authorized Participants for, and may do business in the ordinary course with the ETFs or ETPs. JPMorgan or any of its affiliates may become an Authorized Participant of the Funds and may from time to time hold long or short positions in the Fund or in derivatives referencing the Funds, and in ETFs or ETPs held by the Funds or in related derivatives.
Each of the JPMorgan ETF Efficiente 10 TR Series X Index and the JPMorgan US Sector Rotator TR Series X Index (each, a "JPMorgan Index”) has been licensed to the Adviser (the “Licensee”) for the Licensee’s benefit. Neither the Licensee nor the Fund (the “Product”) is sponsored, operated, endorsed, sold or promoted by J.P. Morgan Securities LLC or any of its affiliates (together and individually, “JPMorgan”). JPMorgan makes no representation and no warranty, express or implied, to investors in or owners of the Product (or any person taking exposure to it) or any member of the public in any other circumstances (each an “Investor”): (a) regarding the advisability of investing in securities or other financial or insurance products generally or in the Product particularly; or (b) the suitability or appropriateness of an exposure to the JPMorgan Index in seeking to achieve any particular objective. It is for those taking an exposure to the Product and/or the JPMorgan Index to satisfy themselves of these matters and such persons should seek appropriate professional advice before making any investment. JPMorgan is not responsible for and does not have any obligation or liability in connection with the issuance, administration, marketing or trading of the Product. The publication of the JPMorgan Index and the referencing of any asset or other factor of any kind in the JPMorgan Index do not constitute any form of investment recommendation or advice in respect of any such asset or other factor by JPMorgan and no person should rely upon it as such. JPMorgan does not act as an investment adviser or investment manager in respect of the JPMorgan Index or the Product and does not accept any fiduciary duties in relation to the JPMorgan Index, the Licensee, the Product or any Investor.
The JPMorgan Index has been designed and is compiled, calculated, maintained and sponsored by JPMorgan without regard to the Licensee, the Product or any Investor. The ability of the Licensee to make use of the JPMorgan Index may be terminated on short notice and it is the responsibility of the Licensee to provide for the consequences of that in the design of the Product. JPMorgan does not accept any legal obligation to take the needs of any person who may invest in a Product into account in designing, compiling, calculating, maintaining or sponsoring the JPMorgan Index or in any decision to cease doing so.
JPMorgan does not give any representation, warranty or undertaking, of any type (whether express or implied, statutory or otherwise) in relation to the JPMorgan Index, as to condition, satisfactory quality, performance or fitness for purpose or as to the results to be achieved by an investment in the Product or any data included in or omissions from the JPMorgan Index, or the use of the JPMorgan Index in connection with the Product or the veracity, currency, completeness or accuracy of the information on which the JPMorgan Index is based (and without limitation, JPMorgan accepts no liability to any Investor for any errors or omissions in that information or the results of any interruption to it and JPMorgan shall be under no obligation to advise any person of any such error, omission or interruption). To the extent any such representation, warranty or undertaking could be deemed to have been given by JPMorgan, it is excluded save to the extent that such exclusion is prohibited by law. To the fullest extent permitted by law, JPMorgan shall have no liability or responsibility to any person or entity (including, without limitation, to any Investors) for any losses, damages, costs, charges, expenses or other liabilities howsoever arising, including, without limitation, liability for any special, punitive, indirect or consequential damages (including loss of business or loss of profit, loss of time and loss of goodwill), even if notified of the possibility of the same, arising in connection with the design, compilation, calculation, maintenance or sponsoring of the JPMorgan Index or in connection with the Product.

The JPMorgan Index is the exclusive property of JPMorgan. JPMorgan is under no obligation to continue compiling, calculating, maintaining or sponsoring the JPMorgan Index and may delegate or transfer to a third party some or all of its functions in relation to the JPMorgan Index.
JPMorgan may independently issue or sponsor other indices or products that are similar to and may compete with the JPMorgan Index and the Product. JPMorgan may also transact in assets referenced in the JPMorgan Index (or in financial instruments such as derivatives that reference those assets). It is possible that these activities could have an effect (positive or negative) on the value of the JPMorgan Index and the Product.
FTSE is a world-leader in the creation and management of over 100,000 equity, bond and hedge fund indices. With offices in Beijing, London, Frankfurt, Hong Kong, Boston, Shanghai, Madrid, Paris, New York, San Francisco, Sydney and Tokyo, FTSE Group services clients in 77 countries worldwide. FTSE is an independent company owned by the Financial Times and the London Stock Exchange. FTSE does not give financial advice to clients, which allows for the provision of truly objective market information. FTSE indices are used extensively by investors world-wide such as consultants, asset owners, asset managers, investment banks, stock exchanges and brokers.

The Scientific Beta United States Multi-Beta Multi-Strategy Equal Risk Contribution Index, the Scientific Beta Extended Europe Multi-Beta Multi-Strategy Equal Risk Contribution Index, the Scientific Beta Developed Asia-Pacific ex-Japan Multi-Beta Multi-Strategy Equal Risk Contribution Index, the Scientific Beta Japan Multi-Beta Multi-Strategy Equal Risk Contribution and the Scientific Beta Developed Markets ex-US Multi-Beta Multi-Strategy Equal Risk Contribution Index (each, an “Index”) referenced herein is the property of ERIA (“ERIA”) and have been licensed for use in connection with the Funds within the framework of ERI Scientific Beta activity. Each party acknowledges and agrees that each of the Funds is not sponsored, endorsed or promoted by ERIA. ERIA makes no representation whatsoever, whether express or implied, and hereby expressly disclaim all warranties (including without limitation, those of merchantability or fitness for a particular purpose or use), with respect to the Index or any data included therein or relating thereto, and in particular disclaim any warranty either as to the quality, accuracy and/or completeness of the Index or any data included therein, the results obtained from the use of the Index and/or the composition of the Index at any particular time on any particular date or otherwise and/or the creditworthiness of any entity, or the likelihood of the occurrence of a credit event or similar event (however defined) with respect to an obligation, in the Index at any particular time on any particular data or otherwise. ERIA shall not be liable (whether in negligence or otherwise) to the parties or any other person for any error in the Index, and ERIA is under no obligation to advise the parties or any person of any error therein.

ERIA makes no representation whatsoever, whether express or implied, as to the advisability of purchasing or selling the Funds, the ability of the Index to track relevant markets’ performances, or otherwise relating to the Index or any transaction or product with respect thereto, or of assuming any risks in connection therewith. ERIA has no obligation to take the needs of any party into consideration in determining, composing or calculating the Index. No party purchasing or selling the Funds, nor ERIA, shall have any liability to any party for any act or failure to act by ERIA in connection with the determination, adjustment, calculation or maintenance of the Index.

INVESTMENT RESTRICTIONS

Each Fund is subject to the investment policies enumerated in this section, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares.

The Funds:

1.	May not issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.	May not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.
May not act as an underwriter of securities within the meaning of the Securities Act, except as permitted under the Securities Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act, this would permit a Fund to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program;

4.
May not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Fund may, among other things: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by a Fund as a result of the ownership of securities;

5.
May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

6.	May not make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

7.
May not “concentrate” its investments in a particular industry or group of industries: (I) except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries; and (II) except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to a Fund’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; (iii) repurchase agreements (collateralized by the instruments described in clause (ii)) or (iv) securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

Notwithstanding these fundamental investment restrictions, each Fund may purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund’s investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). In addition, if a Fund’s holdings of illiquid securities exceed 15% of net assets because of changes in the value of the Fund’s investments, the Fund will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Fund. Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets.

Any investment restriction which involves a maximum percentage (other than the restriction set forth above in investment restriction No. 2) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of a Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits under the 1940 Act described in investment restriction No. 2, a Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

CURRENT 1940 ACT LIMITATIONS

BORROWING. Investment companies generally may not borrow money, except that an investment company may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

UNDERWRITING. Investment companies generally may not act as an underwriter of another issuer’s securities, except to the extent that an investment company may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase or sale of portfolio securities.

REAL ESTATE. Investment companies generally may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but investment companies may purchase or sell securities or other instruments backed by real estate or of issuers engaged in real estate activities.)

LOANS. Investment companies generally may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

PHYSICAL COMMODITIES. Investment companies generally may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but investment company may purchase or sell options, futures contracts or other derivative instruments, and invest in securities or other instruments backed by physical commodities).

CONCENTRATION. For purposes of calculating concentration percentages, investment companies investing in (a) affiliated investment companies are required to look through to the holdings of the affiliated investment companies and include the holdings in calculations of concentration percentages, and (ii) unaffiliated investment companies are required to include the holdings of the unaffiliated investment companies to the extent that they are concentrated in calculations of concentration percentages. In addition, revenue bonds are characterized by the industry in which the revenue is used.

CONTINUOUS OFFERING

The method by which Creation Unit Aggregations of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

PORTFOLIO HOLDINGS

Policy On Disclosure Of Portfolio Holdings

The Board of Trustees of the Trust has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interest of the Funds’ shareholders. The policy is designed to: (i) protect the confidentiality of the Funds’ non-public portfolio holdings information, (ii) prevent the selective disclosure of such information, and (iii) ensure compliance by Adviser and the Funds with the federal securities laws, including the 1940 Act and the rules promulgated thereunder and general principles of fiduciary duty. The Funds’ portfolio holdings, or information derived from the Funds’ portfolio holdings, may, in the Adviser’s discretion, be made available to third parties if such disclosure has been included in the Fund’s public filings with the SEC or is disclosed on the Fund’s publicly accessible Website, ii) such disclosure is determined by the Chief Compliance Officer (“CCO”) to be in the best interests of Fund shareholders and consistent with applicable law; (iii) such disclosure information is made equally available to anyone requesting it; and (iv) the Adviser determines that the disclosure does not present the risk of such information being used to trade against the Funds.

Each business day portfolio holdings information will be provided to the Transfer Agent or other agent for dissemination through the facilities of the National Securities Clearing Corporation (“NSCC”) and/or other fee based subscription services to NSCC members and/or subscribers to those other fee based subscription services, including Authorized Participants (defined below), and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of Funds in the secondary market. Information with respect to each Fund’s portfolio holdings is also disseminated daily on the Funds’ website.

The Distributor may also make available portfolio holdings information to other institutional market participants and entities that provide information services. This information typically reflects each Fund’s anticipated holdings on the following business day.

“Authorized Participants” are generally large institutional investors that have been authorized by the Distributor to purchase and redeem large blocks of shares (known as Creation Units) pursuant to legal requirements, including the exemptive order granted by the SEC, to which the Funds offer and redeem shares (“Global X Order”). Other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, portfolio holdings information that is not filed with the SEC or posted on the publicly available Website may be provided to third parties only in limited circumstances, as described above.

Disclosure to providers of auditing, custody, proxy voting and other similar services for the Funds, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and Authorized Participants that sell shares of a Fund) only upon approval by the CCO. The recipients who may receive non-public portfolio holdings information are as follows: the Adviser and its affiliates, the Fund’s independent registered public accounting firm, the Funds’ distributor, administrator and custodian, the Funds’ legal counsel, the Funds’ financial printer and the Funds’ proxy voting service. These entities are obligated to keep such information confidential. Third-party providers of custodial or accounting services to a Fund may release non-public portfolio holdings information of a Fund only with the permission of the CCO.

Portfolio holdings will be disclosed through required filings with the SEC. Each Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semiannual period) and Form N-Q (with respect to the first and third quarters of the Fund’s fiscal year). Shareholders may obtain a Fund’s Forms N-CSR and N-Q filings on the SEC’s Website at sec.gov. In addition, the Funds’ Forms N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, DC. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Website or the operation of the public reference room.

Under the policy, the Board of Trustees is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES AND OFFICERS

The business and affairs of the Trust are overseen by the Trust’s Board of Trustees (“Board”). Subject to the provisions of the Trust’s Declaration of Trust and By-Laws and Delaware law, the Board has all powers necessary and convenient to carry out this general oversight responsibility, including the power to elect and remove the Trust’s officers. The focus of the Board’s oversight of the business and affairs of the Trust (and each of the Funds) is to protect the interests of the shareholders in the Funds.

The Board appoints and oversees the Trust’s officers and service providers. The Trust’s Adviser is responsible for the day-to-day management and operations of the Trust and each of the Funds based on each Fund’s investment objective, strategies, policies, and restrictions and agreements entered into by the Trust and/or the Adviser on behalf of the Trust. In carrying out its general oversight responsibility, the Board regularly interacts with and receives reports from the senior personnel of the Trust’s service providers (including, in particular, the Adviser) and the Trust’s CCO. The Board is assisted by the Trust’s independent registered public accounting firm (who reports directly to the Trust’s Audit Committee), independent counsel to the Independent Trustees (as defined below), counsel to the Trust and the Adviser, and other experts selected and approved by the Board.

BOARD STRUCTURE AND RELATED MATTERS. Board members who are not “interested persons” of the Funds, as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”), constitute 75 percent of the Board. Mr. Kartik Kiran Shah, an Independent Trustee, serves as Independent Chairman of the Board. The Independent Chairman helps to facilitate communication among the Independent Trustees as well as communication between the Independent Trustees and management of the Trust. The Independent Chairman may assume such other duties and performs such activities as the Board may, from time to time, determine should be handled by the Independent Chairman. Mr. Bruno del Ama is the sole Board member who is an “interested person” of the Trust (“Interested Trustee”). Mr. del Ama is an Interested Trustee due to his affiliation with the Adviser. The Board believes that having an interested person on the Board facilitates the ability of the Independent Trustees to fully understand (i) the Adviser’s commitment to providing and/or arranging for the provision of quality services to the Funds and (ii) corporate and financial matters of the Adviser that may be of importance in the Board’s decision-making process.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter that delineates the specific responsibilities of that committee. The Board has established two standing committees: an Audit Committee and a Corporate Governance, Nomination and Compensation Committee. Currently, each of the Independent Trustees, serves on each of these committees, which are comprised solely of Independent Trustees.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. On an annual basis, the Board conducts a self-evaluation process that, among other things, considers (i) whether the Board and its committees are functioning effectively, (ii) given the size and composition of the Board and each if its committees, whether the Trustees are able to effectively oversee the number of Funds in the complex and (iii) whether the mix of skills, perspectives, qualifications, attributes, education, and relevant experience of the Trustees helps to enhance the Board’s effectiveness.

There are no specific required qualifications for Board membership. The Board believes that the different skills, perspectives, qualifications, attributes, education, and relevant experience of each of the Trustees provide the Board with a variety of complementary skills. Please note that (i) none of the Trustees is an “expert” within the meaning of the federal securities laws and (ii) the Board is not responsible for the day to day operations of the Trust and the Funds.

The Board of Trustees met seven (8) times during the fiscal period ended October 31, 2015. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings.

The Trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information. Each Trustee serves until his or her death, resignation or removal and replacement. As of March 1, 2015, each of the Trustees oversees 95 Funds (47 of which are operational). The address for all Trustees and officers is c/o Global X Funds®, 600 Lexington Avenue, 20th Floor, New York, New York 10022.

Independent Trustees

Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held by Trustees during the Past 5 Years
Sanjay Ram Bharwani 600 Lexington Avenue, 20th Floor New York, NY 10022 (1974)	Trustee (since 2008)	CEO of Risk Advisors Inc. (since 2007) (consulting firm)	95 (47 of which are operational)	None.
Scott R. Chichester[1] 600 Lexington Avenue, 20th Floor New York, NY 10022 (1970)	Trustee (since 2008)
CFO, AdeptPros Inc. (app development, training and consulting) (since 2012); Founder, Madison Park Advisors LLC (advisory services) (since 2011); CFO,
Sterling Seal & Supply Inc. (since 2011), President & Treasurer, Bayview Acquisition Corp (since 2010), CPA, Penda Aiken Inc. (2009-2011) (consultant); Founder and President, DirectPay USA LLC (since 2006) (payroll company); Proprietor, Scott R. Chichester CPA (since 2001) (CPA Firm).
			95 (47 of which are operational)	Director of AdeptPros Inc. (since 2015); Director of Sterling Seal & Supply Inc. (since 2011); Director, of Bayview Acquisition Corp. (since 2010); Trustee of Ark ETF Trust (since 2014).
Kartik Kiran Shah 600 Lexington Avenue, 20th Floor New York, NY 10022 (1977)	Trustee (since 2008)
President and Chief Business Officer, Oxeia Biopharmaceuticals (2015-present); Vice President, Business Development, Cynvenio Biosystems (2012-2014); Independent Consultant, Self-Employed (2011-2012) (non-financial services); Director, Wireless Generation (2008-2011) (software).
			95 (47 of which are operational)	Director of Oxeia Biopharmaceuticals, Inc. (2015-present)

1    Mr. Chichester is currently married to a sister of Mr. del Ama’s wife. While an “immediate family member” (as defined in Section 2(a)(19) of the 1940 Act) of Mr. del Ama would be considered an Interested Person, Mr. Chichester is not considered an immediate family member for this purpose. Although this fact was taken into consideration in determining whether Mr. Chichester should be considered to be an Independent Trustee for purposes of the Section 2(a)(19) of the 1940 Act, it was determined that this relationship was not one that should disqualify Mr. Chichester from serving as an Independent Trustee of the Trust.

Interested Trustee/Officers

Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustees During the Past 5 Years
Bruno del Ama 600 Lexington Avenue, 20th Floor New York, NY 10022 (1976)	Trustee (since 2008); President, Chief Executive Officer (since 2008).	Chief Executive Officer, Global X Management Company ("GXMC") (since 2008); Chief Compliance Officer, GXMC (2008-2013).	None.
Luis Berruga 600 Lexington Avenue, 20th Floor New York, NY 10022 (1977)	Chief Operating Officer, Treasurer, Principal Accounting Officer and Chief Financial Officer (since 9/2015).	Chief Financial Officer, GXMC (since 9/2015) and Chief Operating Officer (since 2/2014); Investment Banker, Jefferies (2012-2014); Regional Product Specialist, Morgan Stanley (2005-2012).	None.
Daphne Tippens Chisolm 600 Lexington Avenue, 20th Floor New York, NY 10022 (1969)	Secretary (since 2012) and Chief Compliance Officer (since 2/2015)	General Counsel, GXMC (since 2011); Chief Compliance Officer, GXMC (since 1/2014 - 5/2014 and 2/2015-present); Founder and President of Law Offices of DT Chisolm, P.C. (since 2009) (law firm).	None.
Dianne M. Descoteaux One Freedom Valley Drive Oaks, PA 19456 (1977)	Assistant Secretary (since 2011).	Counsel, SEI Investments (since 2010); Associate, Morgan, Lewis & Bockius LLP (2006-2010).	None.
Lisa K. Whittaker One Freedom Valley Drive Oaks, PA 19456 (1978)	Assistant Secretary (since 2013).	Counsel at SEI Investments (since 2012); Associate Counsel and Compliance Officer at The Glendale Trust Company (2011-2012); Associate of Drinker Biddle & Reath LLP (2006-2011).	None.
Peter Rodriguez One Freedom Valley Drive Oaks, PA 19456 (1962)	Assistant Treasurer (since 2011).
Fund Accounting Director, SEI Investments Global Funds Services (since 2011); Mutual Fund Trading Director, SEI Global Trust Company (2009-2011); Asset Data Services Director, SEI Global Wealth Services (2006-2009).
None.

In addition to the information set forth in the table above, each Trustee possesses other relevant skills, perspectives, qualifications, attributes, education, and relevant experience. The following provides additional information about certain qualifications and experience of each of the Trustees and the reason why he was selected to serve as Trustee.

Sanjay Ram Bharwani: Mr. Bharwani has experience in capital markets, technology, risk management and security valuation. He is currently the CEO of Risk Advisors Inc., a risk management consultancy and previously served as the Chief Information Officer of a multi-strategy hedge fund. Mr. Bharwani received his MBA from the Wharton Business School.

Scott R. Chichester: Mr. Chichester, CPA, has experience in accounting and finance, having served as CEO of a payroll business; experience as CFO of a technology start-up; experience as an accountant at a bulge bracket investment bank; and experience as an auditor at a Big Four accounting firm.

Kartik Kiran Shah: Mr. Shah has experience in organizational design, strategic planning, financial analysis and product development, having served as a senior manager in an education software and consulting business; manager of corporate strategy at a biotechnology company; and as consultant with a major management consulting firm. Mr. Shah received his MBA from the Harvard Business School.

Bruno del Ama: Mr. del Ama has experience in the investment management industry, including as a board member of another investment adviser; management and organizational experience as chief executive officer of the Fund’s Adviser; experience as a manager at a bond insurance company; and experience as a management consultant. Mr. del Ama received his MBA from the Wharton Business School.

RISK MANAGEMENT OVERSIGHT. The Funds are subject to a variety of risks, including (but not limited to) investment risk, financial risk, legal, regulatory and compliance risk, and operational risk. Consistent with its responsibility for general oversight of business and affairs of the Trust and the Funds, the Board oversees the Adviser’s day to day management of the risks to which the Trust and the Funds are subject. The Board has charged the Adviser with (i) identifying possible events and circumstances that could have demonstrable, adverse effects on the business and affairs of the Trust and the Funds; (ii) implementation of processes and controls to lessen the possibility that such events or circumstances occur or mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to continuously evaluate business and market conditions to facilitate the processes described in (i) and (ii) above. The Adviser seeks to address the day-to-day risk management of the Trust and the Funds by relying on the Trust’s compliance policies and procedures (i.e., the Trust’s compliance program) as well as the compliance programs of the Trust’s various service providers, internal control mechanisms and other risk oversight mechanisms as well as the assistance of the Trust’s sub-administrator. The Adviser also separately considers potential risks that may impact the individual Funds.

As noted above, on behalf of the Trust, the Board has adopted, and periodically reviews, various compliance policies and procedures that are designed to address certain of risks to the Trust and the Funds. In addition, under the general oversight of the Board, the Adviser and the Trust’s other service providers have adopted a variety of processes, policies, procedures and controls designed to address particular risks to which the Trust and the Funds are subject. Different processes, policies, procedures and controls are employed with respect to different types of risks. Further, the Adviser oversees and regularly monitors the investments, operations, and compliance of the Funds’ investments with various regulatory and other requirements.

Because the day to day operations of the Funds are carried out by the Adviser, the risk exposure of the Trust and the Funds are mitigated but not eliminated by the processes overseen by the Board. In addition to the risk management processes, policies, procedures, and controls implemented by the Adviser, the Board seeks to oversee the risk management structure of the Trust and the Funds directly and through its committees (as described below). In this regard, the Board has requested that the Adviser, the CCO for the Trust and the Adviser, the independent auditors for the Trust, and counsel to the Trust and Adviser provide the Board with periodic reports regarding issues that should be focused on the Board members. In large part, the Board oversees the Adviser’s management of the Trust’s risk management structure through the Board’s review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, including the Trust’s CCO, regularly report to the Board on a range of matters, including those relating to risk management. In this regard, the Board periodically receives reports regarding the Trust’s service providers, either directly or through the CCO. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Trust’s compliance program and, in accordance with Rule 38a-1 under the 1940 Act, the Board receives at least annually a written report from the CCO regarding the effectiveness of the Trust’s compliance program. In connection with the CCO’s annual Rule 38a-1 compliance report to the Board, the Independent Trustees meet with the CCO in executive session to discuss the Trust’s compliance program.

Further, the Board regularly receives reports from the Adviser with respect to the Funds’ investments and securities trading and, as necessary, any fair valuation determinations made by the Adviser with respect to certain investments held by the Funds. Senior officers of the Trust and Adviser routinely report regularly to the Board on valuation matters, internal controls, accounting and financial reporting policies and practices.  In addition, the Audit Committee receives information on the Funds’ internal controls and financial reporting from the Trust’s independent registered public accounting firm.

The Board recognizes that not all risks that may affect the Funds can be identified nor can processes and controls be developed to eliminate or mitigate their occurrence or effects of certain risks. Some risks are simply beyond the reasonable control of the Funds, their management and service providers. Although the risk management process, policies and procedures of the Funds, their management and service providers are designed to be effective, there is no guarantee that they will eliminate or mitigate all such risks. Moreover, it may be necessary to bear certain risks to achieve each Fund’s investment objective.

STANDING BOARD COMMITTEES

The Board of Trustees currently has two standing committees: an Audit Committee and a Corporate Governance, Nomination and Compensation Committee. Currently, each Independent Trustee serves on each of these committees.

AUDIT COMMITTEE. The purposes of the Audit Committee are to assist the Board of Trustees in (1) its oversight of the Trust’s accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (2) its oversight of the Trust’s financial statements and the independent audit thereof; (3) selecting, evaluating and, where deemed appropriate, replacing the independent registered public accounting firm (or nominating the independent registered public accounting firm to be proposed for shareholder approval in any proxy statement); and (4) evaluating the independence of the independent registered public accounting firm. During the fiscal period ended October 31, 2015, the Audit Committee held three (3) meetings.

CORPORATE GOVERNANCE, NOMINATION AND COMPENSATION COMMITTEE. The purposes of the Corporate Governance, Nomination and Compensation Committee are, among other things, to assist the Board of Trustees in (1) its assessment of the adequacy of the Board’s adherence to industry corporate governance best practices; (2) periodic evaluation of the operation of the Trust and meetings with management of the Trust concerning the Trust’s operations and the application of policies and procedures to the Funds; (3) review, consideration and recommendation to the full Board regarding Independent Trustee compensation; (4) identification and evaluation of potential candidates to fill a vacancy on the Board; and (5) selection from among potential candidates of a nominee to be presented to the full Board for its consideration. The Corporate Governance, Nomination and Compensation Committee will not consider shareholders’ nominees. During the fiscal period ended October 31, 2015, the Corporate Governance, Nomination and Compensation Committee held two (2) meetings.

TRUSTEE AND OFFICER OWNERSHIP OF FUND SHARES

To the best of the Trust’s knowledge, as of the date of this Statement of Additional Information, the Trustees and Officers of the Trust, as a group, owned less than 1% of the shares of each Fund.

Securities Ownership

Listed below for each Trustee is a dollar range of securities beneficially owned in a Fund together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2015.

Name of Trustee	Fund	Dollar Range of Equity Securities In Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Independent Trustees
Sanjay Ram Bharwani	None	None	None
Scott R. Chichester	None	None	None
Kartik Kiran Shah	None	None	None
Interested Trustee
Bruno del Ama			over $100,000

	Global X Next Emerging & Frontier ETF	$10,001-$50,000
	Global X GF China Bond ETF	$10,001-$50,000
	Global X Scientific Beta US ETF	$10,001-$50,000
	Global X Scientific Beta Europe ETF	$10,001-$50,000
	Global X Scientific Beta Japan ETF	$10,001-$50,000
	Global X Scientific Beta Asia ex-Japan ETF	$1-$10,000
	Global X Guru® Index ETF	$1-$10,000
	Global X Guru® Activist Index ETF	$1-$10,000

TRUSTEE OWNERSHIP OF SECURITIES OF THE ADVISER AND RELATED COMPANIES

As of December 31, 2015, no Independent Trustee (or any of his immediate family members) owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

Name of Independent Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percent of Class
Sanjay Ram Bharwani	None	None	None	None	None
Scott R. Chichester	None	None	None	None	None
Kartik Kiran Shah	None	None	None	None	None

No Independent Trustee or immediate family member has during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000; or (ii) any direct or indirect relationship of any nature, in which the amount involved exceeds $120,000, with:

•	the Funds;

•	an officer of the Funds;

•
an investment company, or person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Funds;

•
an officer or an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Funds;

•	the Adviser or principal underwriter of the Funds;

•	an officer of the Adviser or principal underwriter of the Funds;

•	a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Funds; or

•	an officer of a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Funds.

TRUSTEE COMPENSATION

The Interested Trustee is not compensated by the Trust. Rather, he is compensated by the Adviser. Independent Trustee fees are paid from the unitary fee paid to the Adviser by the Funds. All of the Independent Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings (these other expenses are subject to Board review to ensure that they are not excessive). The Trust does not accrue pension or retirement benefits as part of the Fund’s expenses, and Trustees are not entitled to benefits upon retirement from the Board of Trustees. The Trust’s officers receive no compensation directly from the Trust.

The following sets forth the fees paid to each Trustee for the fiscal year ended October 31, 2015.

Name of Independent Trustee	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Total Compensation from Trust
Sanjay Ram Bharwani	$41,780	$0	$45,667
Scott R. Chichester	$41,780	$0	$45,667
Kartik Kiran Shah	$41,780	$0	$45,667

CODE OF ETHICS

The Trust, the Adviser, and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics permit personnel subject to them to invest in securities, including securities that may be held or purchased by the Funds. The codes of ethics are on file with the SEC and are available to the public.

INVESTMENT ADVISER AND SUB-ADVISER

The Adviser, Global X Management Company LLC, serves as investment manager to the Funds pursuant to an Investment Advisory Agreement between the Trust and the Adviser. It is registered as an investment adviser with the SEC and is located at 600 Lexington Avenue, 20th Floor, New York, NY 10022. Bruno del Ama and Jose C. Gonzalez each own more than 25% of the outstanding shares of the Adviser, which was organized in Delaware on March 28, 2008 as a limited liability company.

Pursuant to a Supervision and Administration Agreement between the Trust and the Adviser, the Adviser oversees the operation of the Funds, provides or causes to be furnished the advisory, supervisory, administrative, distribution, transfer agency, custody and all other services necessary for the Funds to operate, and exercises day-to-day oversight over the Funds’ service providers. Under the Supervision and Administration Agreement, the Adviser also bears all the fees and expenses incurred in connection with its obligations under the Supervision and Administration Agreement, including, but not limited to, the costs of various third-party services required by the Funds, including audit, certain custody, portfolio accounting, legal, transfer agency and printing costs, except those fees and expenses specifically assumed by the Trust on behalf of each Fund.

Under the Investment Advisory Agreement between the Trust and the Adviser, the Adviser is responsible for the management of the investment portfolio of each Fund. The ability of the Adviser to successfully implement each Fund's investment strategies will influence such Fund's performance significantly.

GF International Investment Management Limited, located at Suites 3503-3505, 35/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong serves as Sub-Adviser to the Global X GF China Bond ETF. The Sub-Adviser is responsible for the day-to-day investment management of the Fund, subject to the oversight of the Adviser. The Sub-Adviser serves as investment sub-adviser to the Fund pursuant to an investment sub-advisory agreement between the Adviser and the Sub-Adviser (the “Investment Sub-Advisory Agreement”). For the services it provides to the Global X GF China Bond ETF, the Adviser pays the Sub-Adviser a fee equal to 50% of the net profit the Adviser derives from its relationship with the Global X GF China Bond ETF. In addition, the Investment Sub-Advisory Agreement requires the Sub-Adviser to pay the Adviser a payment equal to 50% of any amount by which certain administrative and other operating expenses of the Global X GF China Bond ETF exceed the unitary fee paid by that Fund to the Adviser, calculated quarterly. The Adviser paid no fees to the Sub-Adviser for the fiscal year ended October 31, 2015.

The Sub-Adviser, a recently registered investment adviser with the SEC, is a wholly-owned subsidiary of GF Fund Management Co., Ltd. The Sub-Adviser was established in Hong Kong in December 2010.

Each Fund pays the Adviser a fee (“Management Fee”) for the advisory, supervisory, administrative and other services it requires under an all-in fee structure. Each Fund pays (or will pay, for Funds that have not yet commenced operations) a monthly Management Fee to the Adviser at annual rates set forth in the table below (stated as a percentage of each Fund’s respective average daily net assets).

Fund	Management Fee
Global X China Consumer ETF	0.65%
Global X China Energy ETF	0.65%
Global X China Financials ETF	0.65%
Global X China Industrials ETF	0.65%
Global X China Materials ETF	0.65%
Global X China Mid Cap ETF	0.65%
Global X NASDAQ China Technology ETF	0.65%
Global X Brazil Consumer ETF	0.77%
Global X Brazil Industrials ETF	0.77%
Global X Brazil Materials ETF	0.77%
Global X Brazil Mid Cap ETF	0.69%
Global X Brazil Utilities ETF	0.77%

Fund	Management Fee
Global X FTSE Andean 40 ETF	0.72%
Global X MSCI Argentina ETF	0.74%
Global X Southeast Asia ETF	0.65%
Global X FTSE Bangladesh Index ETF	0.68%
Global X MSCI Colombia ETF	0.68%
Global X Next Emerging & Frontier ETF	0.49%
Global X MSCI Greece ETF	0.55%
Global X FTSE Nordic Region ETF	0.50%
Global X MSCI Norway ETF	0.50%
Global X FTSE Portugal 20 ETF	0.55%
Global X Czech Republic Index ETF	0.68%
Global X MSCI Nigeria ETF	0.68%
Global X MSCI Pakistan ETF	0.68%
Global X Copper Miners ETF	0.65%
Global X Fertilizers/Potash ETF	0.69%
Global X Gold Explorers ETF	0.65%
Global X Lithium ETF	0.75%
Global X Silver Miners ETF	0.65%
Global X Uranium ETF	0.69%
Global X SuperDividend® ETF	0.58%
Global X SuperDividend® U.S. ETF	0.45%
Global X SuperDividend® Emerging Markets ETF	0.65%
Global X Risk Parity ETF	0.58%
Global X Social Media Index ETF	0.65%
Global X Guru® Index ETF	0.75%
Global X Guru® Value Index ETF	0.65%
Global X Guru® Activist Index ETF	0.75%
Global X Guru® International Index ETF	0.75%
Global X SuperIncome™ ETF	0.58%
Global X SuperIncome™ Preferred ETF	0.58%
Global X SuperDividend® REIT ETF	0.58%
Global X Permanent ETF	0.48%
Global X GF China Bond ETF	0.48%
Global X | JPMorgan Efficiente Index ETF	0.69%
Global X | JPMorgan US Sector Rotator Index ETF	0.69%
Global X Scientific Beta US ETF	0.35%
Global X Scientific Beta Europe ETF	0.38%
Global X Scientific Beta Japan ETF	0.38%
Global X Scientific Beta Asia ex-Japan ETF	0.38%
Global X Scientific Beta Developed Markets ex-US ETF	0.38%
Global X YieldCo Index ETF	0.65%
Global X S&P 500® Catholic Values ETF	0.39%
Global X Central America Index ETF	0.68%
Global X Central and Northern Europe ETF	0.55%
Global X Southern Europe ETF	0.55%
Global X Eastern Europe ETF	0.68%
Global X Emerging Africa ETF	0.63%
Global X Sub-Saharan Africa Index ETF	0.68%
Global X FTSE Frontier Markets ETF	0.68%

Fund	Management Fee
Global X FTSE Morocco 20 Index ETF	0.68%
Global X FTSE Sri Lanka Index ETF	0.68%
Global X FTSE Ukraine Index ETF	0.68%
Global X Hungary Index ETF	0.68%
Global X Kazakhstan Index ETF	0.68%
Global X Kuwait ETF	0.68%
Global X Luxembourg ETF	0.55%
Global X Slovakia Index ETF	0.68%
Global X Advanced Materials ETF	0.69%
Global X Cement ETF	0.69%
Global X Land ETF	0.65%
Global X FTSE Railroads ETF	0.65%
Global X FTSE Toll Roads & Ports ETF	0.65%

Pursuant to Expense Limitation Agreements, the Adviser agreed to waive or reimburse fees and/or limit expenses (other than taxes, brokerage fees, commissions and other transaction expenses, and interest and extraordinary expenses (such as litigation and indemnification expenses)) of the Global X MSCI Colombia ETF, so that the Fund’s Total Annual Fund Operating Expenses would not exceed 0.61% of its average daily net assets; the Global X Scientific Beta US ETF, so that the Fund’s Total Annual Fund Operating Expenses would not exceed 0.19% of its average daily net assets; the Global X S&P 500® Catholic Values ETF, so that the Fund’s Total Annual Fund Operating Expenses would not exceed 0.29% of its average daily net assets; and of the Global X GF China Bond ETF, so that the Fund’s Total Annual Fund Operating Expenses would not exceed 0.50% of its average daily net assets. Fees of the Global X MSCI Colombia ETF, Global X Scientific Beta US ETF, Global X S&P 500® Catholic Values ETF, and Global X GF China Bond ETF are not required to be waived or limited after March 1, 2017.

Each Fund also bears certain other expenses, which are specifically excluded from being covered under the Management Fee and the Supervision and Administration Agreement (“Excluded Expenses”) and may vary and will affect the total level of expenses paid by the Fund. Such Excluded Expenses include taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses). Certain Funds also bear asset-based custodial fees not covered by the Supervision and Administration Agreement.

The Adviser and its affiliates deal, trade and invest for their own accounts in the types of securities in which a Fund also may invest. The Adviser does not use inside information in making investment decisions on behalf of the Funds.

Each of the Supervision and Administration Agreement and the related Investment Advisory Agreement remains in effect for two (2) years from its effective date and thereafter continues in effect for as long as its continuance is specifically approved at least annually, by (1) the Board of Trustees of the Trust, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Investment Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each of the Supervision and Administration Agreement and the related Investment Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the Funds’ shareholders, on 60 calendar days written notice to the Adviser, and by the Adviser on the same notice to the Trust, and that it shall be automatically terminated if it is assigned.

Each of the Supervision and Administration Agreement and the related Investment Advisory Agreement provides that the Adviser shall not be liable to the Funds or their shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Investment Advisory Agreement also provides that the Adviser may engage in other businesses, devote time and attention to any other business, whether of a similar or dissimilar nature, and render investment advisory services to others.

The Management Fees paid by each operational Fund to the Adviser and the aggregated amount of Management Fees reimbursed or waived by the Adviser (net of expenses reimbursed to the Adviser under the applicable Expense Limitation Agreement) for the fiscal years ended October 31, 2013, 2014, and 2015 are set forth in the chart below.

	Management Fees Paid for the Fiscal Year Ended			Reimbursements or Waivers for the Fiscal Year Ended
Fund	October 31, 2013	October 31, 2014	October 31, 2015	October 31, 2013	October 31, 2014	October 31, 2015	Date of Commencement of Investment Operations
Global X China Consumer ETF	1,184,505	1,055,474	686,886				11/30/2009
Global X China Energy ETF	30,367	28,011	18,887				12/15/2009
Global X China Financials ETF	75,787	214,864	530,409				12/10/2009
Global X China Industrials ETF	28,614	23,588	46,914				11/30/2009
Global X China Materials ETF	15,464	15,847	19,188				1/12/2010
Global X NASDAQ China Technology ETF	24,612	121,920	123,615				12/8/2009
Global X Brazil Consumer ETF	172,884	105,214	49,093				7/7/2010
Global X Brazil Mid Cap ETF	111,144	62,950	33,680				6/21/2010
Global X FTSE Andean 40 ETF	66,248	68,569	41,546				2/2/2011
Global X MSCI Argentina ETF	29,929	104,009	130,732				3/2/2011
Global X Southeast Asia ETF	319,807	215,296	144,236				2/16/2011
Global X MSCI Colombia ETF	1,159,717	753,891	496,154	(84,928)	(132,223)	(133,126)	2/5/2009
Global X Next Emerging & Frontier ETF	—	453,531	633,469				11/6/2013
Global X MSCI Greece ETF	219,680	1,092,988	1,303,599				12/7/2011
Global X FTSE Nordic Region ETF	206,435	306,971	279,063				8/17/2009
Global X MSCI Norway ETF	311,916	627,408	451,912				11/9/2010
Global X FTSE Portugal 20 ETF	—	122,253	205,875				11/12/2013
Global X MSCI Pakistan ETF			16,940				4/22/2015
Global X MSCI Nigeria ETF	15,495	96,032	166,192	(5,469)	(33,893)	(58,656)	4/2/2013
Global X Copper Miners ETF	201,305	212,913	144,171				4/19/2010
Global X Fertilizers/Potash ETF	173,264	134,650	98,108				5/25/2011
Global X Gold Explorers ETF	219,030	258,158	193,765				11/3/2010
Global X Lithium ETF	425,431	414,670	334,037				7/22/2010
Global X Silver Miners ETF	1,736,731	1,484,428	1,117,498				4/19/2010
Global X Uranium ETF	912,042	1,423,482	1,340,857				11/4/2010
Global X SuperDividend® ETF	2,853,325	5,477,435	5,800,309				6/8/2011
Global X SuperDividend® U.S. ETF	108,481	490,484	1,325,426				3/11/2013
Global X SuperDividend® Emerging Markets ETF			13,670				3/16/2015
Global X Social Media Index ETF	123,617	871,531	634,501				11/14/2011
Global X Guru® Index ETF	337,090	3,525,454	2,285,259				6/4/2012
Global X Guru® Activist Index ETF			10,453				4/28/2015
Global X Guru® International Index ETF	—	8,816	13,619				3/10/2014
Global X SuperIncome™ Preferred ETF	93,160	589,602	1,424,288				7/16/2012
Global X SuperDividend® REIT ETF			8,652				3/16/2015
Global X Permanent ETF	23,224	56,789	48,720				2/7/2012
Global X GF China Bond ETF			203,315			(33,886)	11/18/2014
Global X | JPMorgan Efficiente Index ETF	—	380	95,445				10/22/2014
Global X | JPMorgan US Sector Rotator Index ETF	—	381	137,886				10/22/2014
Global X Scientific Beta US ETF			4,020				5/12/2015
Global X Scientific Beta Europe ETF			4,335				5/12/2015
Global X Scientific Beta Japan ETF			4,414				5/12/2015
Global X Scientific Beta Asia ex-Japan ETF			3,962				5/12/2015
Global X YieldCo Index ETF			8,768				5/27/2015

PORTFOLIO MANAGERS

Adviser

The portfolio managers Luis Berruga, Chang Kim, James Ong, and Hailey Harris are employees of the Adviser.

Sub-Adviser

The portfolio manager Yuke Wang is an employee of the Sub-Adviser for the Global X GF China Bond ETF.

Portfolio Manager’s Compensation -- Adviser

The Adviser believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a salary and are eligible to receive an annual bonus. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect the portfolio manager’s relative experience and contribution to the Funds. Base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates. The annual incentive bonus opportunity provides cash bonuses based upon each Fund’s annual performance against its benchmark index and individual contributions. As a shareholder of the Adviser, Bruno del Ama also may benefit economically from any profits generated by the Adviser.

Portfolio Manager’s Compensation -- Sub-Adviser

The Sub-Adviser’s compensation and incentive programs consist of monthly salary, annual performance-based discretionary bonus and other benefits including annual leave, mandatory provident fund scheme, medical insurance scheme and various allowances.
Compensation and incentive of portfolio managers take into consideration the performance of funds they managed.

Other Accounts Managed by Portfolio Managers

It is anticipated that a portfolio manager will be responsible for multiple investment accounts, including other investment companies registered under the 1940 Act. As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of a Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements and conflicts relating to selection of brokers or dealers to execute a Fund’s trades. The Adviser has structured a portfolio manager’s compensation in a manner, and the Funds and the Adviser have adopted policies, procedures and a code of ethics, reasonably designed to safeguard the Funds from being negatively affected as a result of any such conflicts that may arise.

The Portfolio Managers were responsible for the management of the following accounts as of October 31, 2015, unless otherwise stated:

	Other Accounts Managed			Accounts With Respect To Which The Advisory Fee Is Based On The Performance of The Account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Luis Berruga	Registered investment companies	47	$3,277,749,060.00	0	$0.00
	Other pooled investment vehicles	0	$0.00	0	$0.00
	Other accounts	0	$0.00	0	$0.00

Chang Kim	Registered investment companies	47	$3,277,749,060.00	0	$0.00
	Other pooled investment vehicles	0	$0.00	0	$0.00
	Other accounts	0	$0.00	0	$0.00

James Ong*	Registered investment companies	0	$0.00	0	$0.00
	Other pooled investment vehicles	0	$0.00	0	$0.00
	Other accounts	0	$0.00	0	$0.00

Hailey Harris*	Registered investment companies	0	$0.00	0	$0.00
	Other pooled investment vehicles	0	$0.00	0	$0.00
	Other accounts	0	$0.00	0	$0.00

*Ong and Harris became Portfolio Managers of the Funds, effective March 1, 2015. Although the Funds in the Trust that are managed by Berruga, Kim, Ong, and Harris may have different investment strategies, each has an investment objective of seeking to replicate, before fees and expenses, its respective underlying index. The Adviser does not believe that management of the various accounts presents a material conflict of interest for Berruga, Kim, Ong and Harris or the Adviser.

The Sub-Adviser portfolio manager was responsible for the management of the following accounts as of October 31, 2015, unless otherwise stated:

	Other Accounts Managed			Accounts With Respect To Which The Advisory Fee Is Based On The Performance of The Account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Yuke Wang	Registered investment companies	1	$35,675,832.00	0	0
	Other pooled investment vehicles	1	$8,830,000.00	0	0
	Other accounts	0	0	0	0

Disclosure of Securities Ownership

Listed below for each Portfolio Manager is a dollar range of securities beneficially owned in a Fund as of October 31, 2015, unless otherwise stated:

Name of Portfolio Manager	Fund	Dollar Range of Equity Securities In Fund
Luis Berruga	Global X SuperDividend® U.S. ETF	$10,001-$50,000
	Global X GF China Bond ETF	$1-$10,000
	Global X Guru® Index ETF	$1-$10,000

Chang Kim	Global X Scientific Beta US ETF	$1-$10,000

James Ong	Global X Scientific Beta US ETF	$1-$10,000

Hailey Harris	None	None

Yuke Wang	None	None

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and in various jurisdictions. The Adviser effects transactions for the Funds with those brokers and dealers that the Adviser believes provide the most favorable prices and are capable of providing the most efficient and best execution of trades. The primary consideration of the Adviser is to seek prompt execution of orders at the most favorable net price. The sale of Shares by a broker-dealer is not a factor in the selection of broker-dealers. The Adviser and its affiliates do not currently participate in any soft dollar transactions, although the Adviser relies on Section 28(e) of the 1934 Act in effecting or executing transactions for the Funds. Accordingly, in selecting broker-dealers to execute a particular transaction, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to the Funds and/or other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser may cause the Funds to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries or broad overviews of the securities markets and the economy. Shareholders of the Funds should understand that the services provided by such brokers may be useful to the Adviser in connection with its services to other clients.

The Adviser assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Funds are considered at or about the same time, transactions in such securities are allocated among the Funds in a manner deemed equitable to the Funds by the Adviser. Bundling or bunching transactions for the Funds is intended to result in better prices for portfolio securities and lower brokerage commissions, which should be beneficial to the Funds.

The aggregate brokerage commissions paid by each Fund during the fiscal period ended October 31, 2013, 2014, and 2015 are set forth in the chart below.

	Brokerage Commissions Paid for the Fiscal Period Ended
Fund	October 31, 2013	October 31, 2014	October 31, 2015	Date of Commencement of Investment Operations
Global X China Consumer ETF	60,406	38,624	33,708	11/30/2009
Global X China Energy ETF	1,693	583	472	12/15/2009
Global X China Financials ETF	4,441	2,524	21,189	12/10/2009
Global X China Industrials ETF	964	506	1,817	11/30/2009
Global X China Materials ETF	844	333	838	01/12/2010
Global X NASDAQ China Technology ETF	2,250	11,414	9,788	12/08/2009
Global X Brazil Consumer ETF	10,544	7,307	3,461	07/07/2010
Global X Brazil Mid Cap ETF	10,286	2,822	2,541	06/21/2010
Global X FTSE Andean 40 ETF	4,962	2,523	2,735	02/02/2011
Global X MSCI Argentina ETF	1,378	20,926	5,822	03/02/2011
Global X Southeast Asia ETF	17,167	6,570	8,248	02/16/2011
Global X MSCI Colombia ETF	183,100	129,420	101,355	02/05/2009
Global X Next Emerging & Frontier ETF	—	201,345	67,248	11/06/2013
Global X MSCI Greece ETF	48,972	208,686	118,692	12/07/2011
Global X FTSE Nordic Region ETF	3,672	3,828	4,640	08/17/2009
Global X MSCI Norway ETF	7,132	33,491	17,846	11/09/2010
Global X FTSE Portugal 20 ETF	—	13,174	13,187	11/12/2013
Global X MSCI Pakistan ETF	—	—	32,004	04/22/2015
Global X MSCI Nigeria ETF	50,119	227,414	318,167	04/02/2013
Global X Copper Miners ETF	16,607	5,225	16,165	04/19/2010
Global X Fertilizers/Potash ETF	3,514	3,710	5,117	05/25/2011
Global X Gold Explorers ETF	13,612	25,696	52,551	11/03/2010
Global X Lithium ETF	34,229	25,170	20,574	07/22/2010
Global X Silver Miners ETF	54,667	54,039	43,238	04/19/2010
Global X Uranium ETF	315,586	42,796	36,261	11/04/2010
Global X SuperDividend® ETF	212,051	327,935	389,788	06/08/2011
Global X SuperDividend® U.S. ETF	9,952	47,626	158,490	03/11/2013
Global X SuperDividend® Emerging Markets ETF	—	—	750	03/16/2015
Global X Social Media Index ETF	13,905	41,671	23,993	11/14/2011
Global X Guru® Index ETF	35,190	426,551	348,707	06/04/2012
Global X Guru® Activist Index ETF	—	—	771	04/28/2015
Global X Guru® International Index ETF	—	1,004	2,546	03/10/2014
Global X SuperIncome™ Preferred ETF	31,236	61,014	131,826	07/16/2012
Global X SuperDividend® REIT ETF	—	—	54	03/16/2015
Global X Permanent ETF	1,529	412	596	02/07/2012
Global X GF China Bond ETF	—	—	12,102	11/18/2014
Global X | JPMorgan Efficiente Index ETF	—	0	13,650	10/22/2014
Global X | JPMorgan US Sector Rotator Index ETF	—	463	61,516	10/22/2014
Global X Scientific Beta US ETF	—	—	229	05/12/2015
Global X Scientific Beta Europe ETF	—	—	507	05/12/2015
Global X Scientific Beta Japan ETF	—	—	609	05/12/2015
Global X Scientific Beta Asia ex-Japan ETF	—	—	2,665	05/12/2015
Global X YieldCo Index ETF	—	—	804	05/27/2015

PROXY VOTING

The Funds have delegated proxy voting responsibilities to the Adviser, subject to the Boards of Trustees’ oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with each Fund's and its shareholders' best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted proxy voting policies and guidelines for this purpose ("Proxy Voting Policies") and the Adviser has engaged a third party proxy solicitation firm, which is responsible for the actual voting of all proxies in a timely manner, while the CCO is responsible for monitoring the effectiveness of the Proxy Voting Policies. The Proxy Voting Policies have been adopted by the Trust as the policies and procedures that the Adviser will use when voting proxies on behalf of the Funds.

In addition to the general Proxy Voting Policies, the Adviser has adopted the Catholic voting policy addendum (the “Catholic Policy Addendum”) with respect to the Global X S&P 500® Catholic Values ETF.

I. General Policy

The Proxy Voting Policies address, among other things, material conflicts of interest that may arise between the interests of the Funds and the interests of the Adviser. The Proxy Voting Policies will ensure that all issues brought to shareholders are analyzed in light of the Adviser’s fiduciary responsibilities.

In voting to elect board nominees for uncontested seats, the following factors will be taken into account: (i) whether a majority of the company’s directors are independent; (ii) whether key board committees are entirely composed of independent directors; (iii) excessive board memberships and professional time commitments to effectively serve the company’s board; and (iv) the attendance record of incumbent directors at board and committee meetings.

Equity compensation plans will also be reviewed on a case-by-case basis based upon their specific features. For example, stock option plans will be evaluated using criteria such as: (i) whether the plan is performance-based; (ii) dilution to existing shareholders; (iii) the cost of the plan; (iv) whether discounted options are allowed under the plan; (v) whether the plan authorizes the re-pricing of options or reload options without shareholder approval; and (vi) the equity overhang of all plans. Similarly, employee stock purchase plans generally will be supported under the ProxyVoting Policies upon consideration of factors such as (i) whether the plan sets forth adequate limits on share issuance; (ii) whether participation limits are defined; and (iii) whether discounts to employees exceed a threshold amount.

The Proxy Voting Policies provide for review and vote on shareholder proposals on a case-by-case basis. In accordance with this approach, these guidelines support a shareholder proposal upon the compelling showing that it has a substantial economic impact on shareholder value. As such, proposals that request that the company report on environmental, labor or human rights issues are only supported when such concerns pose a substantial risk to shareholder value.

II. Record of Proxy Voting

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended October 31 is available (1) without charge, upon request, by calling 1-888-843-7824 and (2) on the SEC’s website at www.sec.gov.

SUB-ADMINISTRATOR

SEI Investments Global Funds Services (“SEIGFS”), located at One Freedom Valley Drive, Oaks, PA 19456, serves as Sub-Administrator to the Funds. As Sub-Administrator, SEIGFS provides the Funds with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting and secretarial services; the calculation of NAV; and the coordination or preparation and filing of all reports, registration statements, proxy statements and all other materials required to be filed or furnished by the Funds under federal and state securities laws. As compensation for these services, the Sub-Administrator receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.

DISTRIBUTOR

The Trust has entered into a Distribution Agreement under which SEI Investments Distribution Co. (“SIDCO”), with principal offices at One Freedom Valley Drive Oaks, PA 19456, as agent, receives orders to create and redeem shares in Creation Unit Aggregations and transmits such orders to the Trust’s Custodian and Transfer Agent. The Distributor has no obligation to sell any specific quantity of shares of the Funds. SIDCO bears the following costs and expenses relating to the distribution of shares: (i) the costs of processing and maintaining records of creations of Creation Units; (ii) all costs of maintaining the records required of a registered broker/dealer; (iii) the expenses of maintaining its registration or qualification as a dealer or broker under federal or state laws; (iv) filing fees; and (v) all other expenses incurred in connection with the distribution services as contemplated in the Distribution Agreement. No compensation is payable by the Trust to SIDCO for such distribution services. The Distribution Agreement provides that the Trust will indemnify SIDCO against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by SIDCO, or those resulting from the willful misfeasance, bad faith or gross negligence of SIDCO, or SIDCO’s reckless disregard of its duties and obligations under the Distribution Agreement. The Distributor, its affiliates and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or the Funds. The Distributor is not affiliated with the Trust, the Adviser or any stock exchange.

Additionally, the Adviser or its affiliates may, from time to time, and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor or to otherwise promote the sale of shares.

CUSTODIAN AND TRANSFER AGENT

Brown Brothers Harriman & Co. (“BBH”), located at 50 Post Office Square, Boston, MA 02110, serves as Custodian of the Funds’ assets. As Custodian, BBH has agreed to (1) make receipts and disbursements of money on behalf of each Fund, (2) collect and receive all income and other payments and distributions on account of each Fund’s portfolio investments, (3) respond to correspondence from shareholders, security brokers and others relating to its duties; and (4) make periodic reports to the Funds concerning the Funds' operations. BBH does not exercise any supervisory function over the purchase and sale of securities. As compensation for these services, the Custodian receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.

As Transfer Agent, BBH has agreed to (1) issue and redeem shares of each Fund, (2) make dividend and other distributions to shareholders of each Fund, (3) respond to correspondence by shareholders and others relating to its duties; (4) maintain shareholder accounts, and (5) make periodic reports to the Funds. As compensation for these services, the Transfer Agent receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.

DESCRIPTION OF SHARES

The Declaration of Trust of the Trust (“Declaration”) permits the Trust’s Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees or Trust may create additional series and each series may be divided into classes.

Under the terms of the Declaration, each share of the Fund represents a proportionate interest in the particular Fund with each other share of its class in the same Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are authorized by the Trustees and declared by the Trust. Upon any liquidation of a Fund, shareholders of each class of a Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets a Fund normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for a Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of a Fund. The Trust also may suspend or postpone the recording of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Fund are redeemable at the unilateral option of the Trust. The Declaration permits the Board to alter the number of shares constituting a Creation Unit or to specify that shares of beneficial interest of the Trust may be individually redeemable. Shares when issued as described in the Prospectus are validly issued, fully paid and non-assessable. In the interests of economy and convenience, certificates representing shares of the Funds are not issued.

Following the creation of the initial Creation Unit Aggregation(s) of a Fund and immediately prior to the commencement of trading in such Fund’s shares, a holder of shares may be a “control person” of the Fund, as defined in the 1940 Act. A Fund cannot predict the length of time for which one or more shareholders may remain a control person of the Fund.

The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors of that Fund, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust. Expenses with respect to the Funds normally are allocated in proportion to the NAV of the respective Fund, except where allocations of direct expenses can otherwise be fairly made.

Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. The Funds of the Trust entitled to vote on a matter will vote in the aggregate and not by Fund, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular Fund or class.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company (such as the Trust) shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under Rule 18f-2, the approval of an Investment Advisory Agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in the fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, Rule 18f-2 also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, to one vote for each share represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as “dollar-based voting”). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, the President or Secretary of the Trust or upon the written request of holders of at least a majority of the shares entitled to vote at such meeting. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration and such other matters as the Trustees may determine or may be required by law.

The Declaration authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a “master-feeder” structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

The Declaration also authorizes the Trustees, in connection with the termination or other reorganization of the Trust or any series or class by way of merger, consolidation, the sale of all or substantially all of the assets, or otherwise, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such termination or reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

The Declaration permits the Trustees to amend the Declaration without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders specified in the Declaration; (ii) that is required by law to be approved by shareholders; (iii) to the amendment section of the Declaration; or (iv) that the Trustees determine to submit to shareholders.

The Declaration permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash, or for a combination of cash or securities.

The Declaration provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. Additionally, subject to applicable federal law, no person who is or who has been a Trustee or officer of the Trust shall be liable to the Trust or to any shareholder for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. However, nothing in the Declaration protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration provides for indemnification of Trustees and officers of the Trust unless the indemnitee is liable to the Trust or any shareholder by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

The Declaration provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Declaration.

The Declaration provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) the shareholder was a shareholder at the time of the action complained of; (ii) the shareholder was a shareholder at the time demand is made; (iii) the shareholder must make demand to the Trustees before commencing a derivative action on behalf of the Trust; (iv) any shareholders that hold at least 10% of the outstanding shares of the Trust (or 10% of the outstanding shares of the series or class to which such action relates) must join in the request for the Trustees to commence such action; and (v) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Declaration also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and will require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The term “majority of the outstanding shares” of either the Trust or a particular Fund or investment portfolio means, with respect to the approval of an Investment Advisory Agreement, a distribution plan or a change in the fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Fund or portfolio.

BOOK-ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the "Shareholder Information" section in the Prospectus. The Depository Trust Company (“DTC”) acts as Securities Depository for the shares of the Trust. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is a subsidiary of the Depository Trust and Clearing Corporation (“DTCC”), which is owned by its member firms, including international broker/dealers, correspondent and clearing banks, mutual fund companies and investment banks. Access to the DTC system is also available to others such as banks, brokers, dealers and Trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares.

Beneficial Owners of shares are not entitled to have shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial

Owner holds its interests, to exercise any rights of a holder of shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all shares for all purposes.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the share holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares of the Funds, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange on which shares are listed.

PURCHASE AND REDEMPTION OF CREATION UNITS

CREATION UNIT AGGREGATIONS

The Trust issues and sells shares of each Fund only in Creation Unit Aggregations. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any Fund of the Trust, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

PURCHASE AND ISSUANCE OF CREATION UNIT AGGREGATIONS

General. The Trust issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the Funds’ NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form.

A “Business Day” with respect to each Fund is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Portfolio Deposit. The consideration for purchase of a Creation Unit of shares of a Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) constituting an optimized representation of the Fund’s Underlying Index and an amount of cash in U.S. dollars computed as described below (the “Cash Component”). Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Cash Component is an amount equal to the Balancing Amount (as defined below). The “Balancing Amount” is an amount equal to the difference between (x) the net asset value (per Creation Unit) of a Fund and

(y) the “Deposit Amount” which is the market value (per Creation Unit) of the Deposit Securities. The Balancing Amount serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Amount. If the Balancing Amount is a positive number (i.e., the net asset value per Creation Unit is more than the Deposit Amount), the Authorized Participant will deliver the Balancing Amount. If the Balancing Amount is a negative number (i.e., the net asset value per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Balancing Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the Authorized Participant that purchased the Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.

The Adviser makes available through the NSCC on each Business Day, prior to the opening of business on the relevant Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each Fund. Such Portfolio Securities are applicable, subject to any adjustments as described below, to purchases of Creation Units of a given Fund until such time as the next-announced Deposit Securities composition is made available.

The identity and number of shares of the Deposit Securities required for a Portfolio Deposit for each Fund changes pursuant to changes in the composition of a Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the Underlying Index.

In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (that is a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the clearing process or for other similar reasons. The Trust also reserves the right to permit or require a cash in lieu amount where the delivery of Deposit Securities by the Authorized Participant would be restricted under the securities laws or where delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the Underlying Index, or resulting from stock splits and other corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, on each Business Day, the Cash Component effective through and including the previous Business Day, per outstanding Creation Unit of each Fund, will be made available.

Role of the Authorized Participant. Creation Units of shares may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor. Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of Creation Units an amount of cash sufficient to pay the Cash Component, once the NAV of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants that have international capabilities. A list of the current Authorized Participants may be obtained from the Distributor.

Purchase Order. To initiate an order for a Creation Unit of shares of a Fund, the Authorized Participant must submit to the Distributor an irrevocable order to purchase shares of a Fund. With respect to a Fund, the Distributor will notify the Adviser and the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). The Custodian shall cause the appropriate local sub-custodian(s) of a Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Portfolio Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or cash in lieu amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cut-Off Time (as defined below) on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Trust, immediately available or same day funds in U.S. dollars estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the Exchange.

Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.

Timing of Submission of Purchase Orders. An Authorized Participant must submit an irrevocable purchase order no later than the earlier of (i) 4:00 p.m., Eastern Time or (ii) the closing time of the trading session on the relevant Fund’s Exchange, on any Business Day in order to receive that Business Day’s NAV.

Acceptance of Purchase Order. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Trust are in place for payment of the Cash Component and any other cash amounts which may be due, the Trust will accept the order, subject to its right (and the right of the Distributor and the Adviser) to reject any order until acceptance.

Once the Trust has accepted an order, upon next determination of the NAV of the shares, the Trust will confirm the issuance of a Creation Unit of a Fund, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The Trust reserves the absolute right to reject or revoke acceptance of a purchase order transmitted to it by the Distributor in respect of any Fund if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (c) the Deposit Securities delivered do not conform to the identify and number of shares disseminated through the facilities of the NSCC for that date by the Adviser, as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to a Fund; (e) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy or computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, the Adviser, the ’ Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Trust shall notify a prospective purchaser and/or the Authorized Participant acting on behalf of such person of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall either of them incur any liability for the failure to give any such notification.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit of shares of a Fund will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the applicable local sub-custodian(s) have confirmed to the Custodian that the required securities included in the Portfolio Deposit (or the cash value thereof) have been delivered to the account of the applicable local sub-custodian or sub-custodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+3 basis” (that is, three Business Days after trade date). However, as discussed in Appendix A, a Fund reserves the right to settle Creation Unit transactions on a basis other than T+3 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Trust will issue Creation Units to such Authorized Participant notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value equal to 110%, which the Adviser may change from time to time, of the value of the missing Deposit Securities in accordance with the Trust’s then-effective procedures. Such collateral must be delivered no later than 2:00 p.m., Eastern Time, on the contractual settlement date. The only collateral that is acceptable to the Trust is cash in U.S. Dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Trust. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Trust’s current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Authorized Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Cash Purchase Method. When cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In addition, the Trust may in its discretion make Creation Units of any of the other Funds available for purchase and redemption in U.S. dollars. In the case of a cash purchase, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Trust’s brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities. The transaction fees for in-kind and cash purchases of Creation Units are described below.

Purchase Transaction Fee. A fixed purchase transaction fee payable to the Custodian is imposed on each creation transaction regardless of the number of Creation Units purchased in the transaction. Purchasers of Creation Units for cash are required to pay an additional variable charge to compensate the relevant Fund for brokerage and market impact expenses relating to investing in portfolio securities. Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the cash in lieu portion of its investment. Purchasers of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Investors who use the services of a broker, or other such intermediary may be charged a fee for such services. The purchase transaction fees for in-kind purchases and cash purchases (when available) are listed in the table below, which table is subject to revision from time to time. Fees may be waived for a Fund until it reaches a certain asset size.

Fund	Standard Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases*
Global X China Consumer ETF (CHIQ)	$1,900	3%
Global X China Energy ETF (CHIE)	$1,900	3%
Global X China Financials ETF (CHIX)	$1,900	3%
Global X China Industrials ETF (CHII)	$1,900	3%
Global X China Materials ETF (CHIM)	$1,900	3%
Global X China Mid Cap ETF (CHIA)	$1,900	3%
Global X NASDAQ China Technology ETF (QQQC)	$1,900	3%
Global X Brazil Consumer ETF (BRAQ)	$1,500	3%
Global X Brazil Industrials ETF [ ]	$1,500	3%
Global X Brazil Materials ETF [ ]	$1,500	3%
Global X Brazil Mid Cap ETF (BRAZ)	$1,900	3%
Global X Brazil Utilities ETF (BRAU)	$1,500	3%
Global X FTSE Andean 40 ETF (AND)	$2,300	3%
Global X MSCI Argentina ETF (ARGT)	$1,000	3%
Global X Southeast Asia ETF (ASEA)	$2,300	3%
Global X FTSE Bangladesh Index ETF [ ]	$2,300	3%
Global X MSCI Colombia ETF (GXG)	$2,500	3%
Global X Next Emerging & Frontier ETF (EMFM)	$9,500	3%
Global X MSCI Greece ETF (GREK)	$1,000	3%
Global X FTSE Nordic Region ETF (GXF)	$1,400	3%
Global X MSCI Norway ETF (NORW)	$1,400	3%
Global X FTSE Portugal 20 ETF (PGAL)	$1,000	3%
Global X Czech Republic Index ETF [ ]	$1,800	3%
Global X MSCI Nigeria ETF (NGE)	$2,300	3%
Global X MSCI Pakistan ETF (PAK)	$3,800	3%
Global X Copper Miners ETF (COPX)	$1,000	3%
Global X Fertilizers/Potash ETF (SOIL)	$1,000	3%
Global X Gold Explorers ETF (GLDX)	$1,000	3%
Global X Lithium ETF (LIT)	$1,000	3%
Global X Silver Miners ETF (SIL)	$1,000	3%
Global X Uranium ETF (URA)	$1,000	3%
Global X SuperDividend® ETF (SDIV)	$750	3%
Global X SuperDividend® U.S. ETF (DIV)	$750	3%
Global X SuperDividend® Emerging Markets ETF (SDEM)	$3,000	3%
Global X Risk Parity ETF (RISK)	$2,300	3%
Global X Social Media Index ETF (SOCL)	$1,000	3%
Global X Guru® Index ETF (GURU)	$750	3%
Global X Guru® Value Index ETF [ ]	$750	3%
Global X Guru® Activist Index ETF (ACTX)	$750	3%
Global X Guru® International Index ETF (GURI)	$750	3%
Global X SuperIncome™ ETF (SINC)	$2,800	3%
Global X SuperIncome™ Preferred ETF (SPFF)	$500	3%
Global X SuperDividend® REIT ETF (SRET)	$750	3%
Global X Permanent ETF (PERM)	$1,000	3%
Global X GF China Bond ETF (CHNB)	$1,000	3%

Fund	Standard Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases*
Global X | JPMorgan Efficiente Index ETF (EFFE)	$500	3%
Global X | JPMorgan US Sector Rotator Index ETF (SCTO)	$500	3%
Global X Scientific Beta US ETF (SCIU)	$2,500	3%
Global X Scientific Beta Europe ETF (SCID)	$10,500	3%
Global X Scientific Beta Japan ETF (SCIJ)	$5,500	3%
Global X Scientific Beta Asia ex-Japan ETF (SCIX)	$11,000	3%
Global X Scientific Beta Developed Markets ex-US ETF [ ]	$25,000	3%
Global X YieldCo Index ETF (YLCO)	$500	3%
Global X S&P 500® Catholic Values ETF (CATH)	$2,300	3%
Global X Central America Index ETF [ ]	$2,700	3%
Global X Central and Northern Europe ETF [ ]	$1,300	3%
Global X Southern Europe ETF [ ]	$1,800	3%
Global X Eastern Europe ETF [ ]	$2,200	3%
Global X Emerging Africa ETF (AFR)	$2,900	3%
Global X Sub-Saharan Africa Index ETF [ ]	$2,800	3%
Global X FTSE Frontier Markets ETF [ ]	$5,300	3%
Global X FTSE Morocco 20 Index ETF [ ]	$2,300	3%
Global X FTSE Sri Lanka Index ETF [ ]	$2,300	3%
Global X FTSE Ukraine Index ETF [ ]	$2,300	3%
Global X Hungary Index ETF [ ]	$1,800	3%
Global X Kazakhstan Index ETF [ ]	$2,700	3%
Global X Kuwait ETF [ ]	$2,900	3%
Global X Luxembourg ETF [ ]	$1,000	3%
Global X Slovakia Index ETF [ ]	$2,700	3%
Global X Advanced Materials ETF [ ]	$1,000	3%
Global X Cement ETF [ ]	$1,000	3%
Global X Land ETF [ ]	$1,000	3%
Global X FTSE Railroads ETF [ ]	$1,000	3%
Global X FTSE Toll Roads & Ports ETF [ ]	$1,000	3%

*    As a percentage of the value of the amount invested.

REDEMPTION OF CREATION UNITS

Shares of a Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor. The Trust will not redeem shares in amounts less than Creation Units. Beneficial owners also may sell shares in the secondary market, but must accumulate enough shares to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to each Fund the Adviser makes available through the NSCC prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the identity and number of shares that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Portfolio Securities”). Portfolio Securities received on redemption may not be identical to Deposit Securities that are applicable to creation of Creation Units. Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Portfolio Securities on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Portfolio Securities, less the redemption transaction fee described below. The redemption transaction fee described below is deducted from such redemption proceeds.

A fixed redemption transaction fee payable to the Custodian is imposed on each redemption transaction. Redemptions of Creation Units for cash are required to pay an additional variable charge to compensate the relevant Fund for brokerage and market impact expenses relating to disposing of portfolio securities. The redemption transaction fee for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed in the table below. Investors will also bear the costs of transferring the Portfolio Deposit from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

Fund	Standard Fee for In-Kind and Cash Redemptions	Maximum Additional Variable Charge for Cash Redemptions*
Global X China Consumer ETF	$1,900	2%
Global X China Energy ETF	$1,900	2%
Global X China Financials ETF	$1,900	2%
Global X China Industrials ETF	$1,900	2%
Global X China Materials ETF	$1,900	2%
Global X China Mid Cap ETF	$1,900	2%
Global X NASDAQ China Technology ETF	$1,900	2%
Global X Brazil Consumer ETF	$1,500	2%
Global X Brazil Industrials ETF	$1,500	2%
Global X Brazil Materials ETF	$1,500	2%
Global X Brazil Mid Cap ETF	$1,900	2%
Global X Brazil Utilities ETF	$1,500	2%
Global X FTSE Andean 40 ETF	$2,300	2%
Global X MSCI Argentina ETF	$1,000	2%
Global X Southeast Asia ETF	$2,300	2%
Global X FTSE Bangladesh Index ETF	$2,300	2%
Global X MSCI Colombia ETF	$2,500	2%
Global X Next Emerging & Frontier ETF	$9,500	2%
Global X MSCI Greece ETF	$1,000	2%
Global X FTSE Nordic Region ETF	$1,400	2%
Global X MSCI Norway ETF	$1,400	2%
Global X FTSE Portugal 20 ETF	$1,000	2%
Global X Czech Republic Index ETF	$1,800	2%
Global X MSCI Nigeria ETF	$2,300	2%
Global X MSCI Pakistan ETF	$3,800	2%
Global X Copper Miners ETF	$1,000	2%
Global X Fertilizers/Potash ETF	$1,000	2%
Global X Gold Explorers ETF	$1,000	2%
Global X Lithium ETF	$1,000	2%
Global X Silver Miners ETF	$1,000	2%
Global X Uranium ETF	$1,000	2%
Global X SuperDividend® ETF	$3,800	2%
Global X SuperDividend® U.S. ETF	$750	2%
Global X SuperDividend® Emerging Markets ETF	$3,000	2%
Global X Risk Parity ETF	$2,300	2%
Global X Social Media Index ETF	$1,000	2%
Global X Guru® Index ETF	$750	2%
Global X Guru® Value Index ETF	$750	2%
Global X Guru® Activist Index ETF	$750	2%
Global X Guru® International Index ETF	$750	2%
Global X SuperIncome™ ETF	$2,800	2%
Global X SuperIncome™ Preferred ETF	$500	2%
Global X SuperDividend® REIT ETF	$750	2%
Global X Permanent ETF	$1,000	2%
Global X GF China Bond ETF	$1,000	2%
Global X | JPMorgan Efficiente Index ETF	$500	2%

Global X | JPMorgan US Sector Rotator Index ETF	$500	2%
Global X Scientific Beta US ETF	$2,500	2%
Global X Scientific Beta Europe ETF	$10,500	2%
Global X Scientific Beta Japan ETF	$5,500	2%
Global X Scientific Beta Asia ex-Japan ETF	$11,000	2%
Global X Scientific Beta Developed Markets ex-US ETF	$25,000	2%
Global X YieldCo Index ETF	$500	2%
Global X S&P 500® Catholic Values ETF	$2,300	2%
Global X Central America Index ETF	$2,700	2%
Global X Central and Northern Europe ETF	$1,300	2%
Global X Southern Europe ETF	$1,800	2%
Global X Eastern Europe ETF	$2,200	2%
Global X Emerging Africa ETF	$2,900	2%
Global X Sub-Saharan Africa Index ETF	$2,800	2%
Global X FTSE Frontier Markets ETF	$5,300	2%
Global X FTSE Morocco 20 Index ETF	$2,300	2%
Global X FTSE Sri Lanka Index ETF	$2,300	2%
Global X FTSE Ukraine Index ETF	$2,300	2%
Global X Hungary Index ETF	$1,800	2%
Global X Kazakhstan Index ETF	$2,700	2%
Global X Kuwait ETF	$2,900	2%
Global X Luxembourg ETF	$1,000	2%
Global X Slovakia Index ETF	$2,700	2%
Global X Advanced Materials ETF	$1,000	2%
Global X Cement ETF	$1,000	2%
Global X Land ETF	$1,000	2%
Global X FTSE Railroads ETF	$1,000	2%
Global X FTSE Toll Roads & Ports ETF	$1,000	2%

*    As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.

Redemption requests in respect of Creation Units must be submitted to the Distributor by or through an Authorized Participant. Investors other than Authorized Participants are responsible for making arrangements for a redemption request through an Authorized Participant. An Authorized Participant must submit an irrevocable redemption request no later than the earlier of (i) 4:00 p.m., Eastern Time or (ii) the closing time of the trading session on the relevant Fund’s Exchange, on any Business Day in order to receive that Business Day’s NAV.

The Distributor will provide a list of current Authorized Participants upon request. The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any given time there will be only a limited number of broker-dealers that have executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Orders to redeem Creation Unit Aggregations of Funds based on foreign indexes must be delivered through an Authorized Participant that has executed an Authorized Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. An order to redeem Creation Unit Aggregations of a Fund is deemed received by the Trust on the Business Day if: (i) such order is received by the Fund’s Distributor not later than the closing time of the applicable Exchange on the applicable Business Day; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to the Fund’s Custodian no later than 10:00 a.m., Eastern Time, on the next Business Day following the day the order was transmitted; and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed. Deliveries of Fund securities to redeeming investors generally will be made within three Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for a Fund may take longer than three Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods as described in Appendix A.

A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit of shares being redeemed through the book-entry system of DTC so as to be effective by the relevant Exchange closing time on any Business Day and (ii) a request in form satisfactory to the Trust is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by 10:00 a.m., Eastern Time, on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the relevant Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.

Upon receiving a redemption request, the Distributor shall notify the Trust and the Trust’s Transfer Agent of such redemption request. The tender of an investor’s shares for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be effected through DTC and the relevant Authorized Participant to the beneficial owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

In connection with taking delivery of shares of Portfolio Securities upon redemption of shares of a Fund, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Portfolio Securities are customarily traded, to which account such Portfolio Securities will be delivered.

Deliveries of redemption proceeds by a Fund generally will be made within three Business Days (that is “T+3”). However, as discussed in Appendix A, the Fund reserves the right to settle redemption transactions and deliver redemption proceeds on a basis other than T+3 to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is, the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances. For each country relating to a Fund, Appendix A hereto identifies the instances where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, in respect of a Fund, the Trust will make delivery of in-kind redemption proceeds within the number of days stated in Appendix A to be the maximum number of days necessary to deliver redemption proceeds.

If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of the portfolio securities in the applicable jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Portfolio Securities in such jurisdiction, the Trust may in its discretion redeem such shares in cash (i.e., U.S. dollars or non U.S. currency), and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Trust may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Portfolio Securities). The Trust may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differ from the exact composition of the Portfolio Securities but does not differ in NAV. Redemptions of shares for Deposit Securities will be subject to compliance with applicable U.S. federal and state securities laws and a Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Deposit Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

In the event that cash redemptions are permitted or required by the Trust, proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed in Appendix A hereto where more than seven calendar days would be needed).

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, in the event the Authorized Participant that has submitted a redemption request in proper form is unable to transfer all or part of the Creation Units to be redeemed to the Trust, at or prior to 10:00 a.m., Eastern Time, on the Business Day after the date of submission of such redemption request, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value equal to 110%, which the Adviser may change from time to time, of the value of the missing shares in accordance with the Trust’s then-effective procedures. The only collateral that is acceptable to the Trust is cash in U.S. dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Trust. The Trust’s current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be held by the Trust’s Custodian, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Trust to purchase the missing shares or acquire the portfolio securities and the Cash Component underlying such shares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Portfolio Securities or Cash Component and the cash collateral or the amount that may be drawn under any letter of credit.

Because the portfolio securities of a Fund may trade on the relevant Exchange(s) on days that the Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of such Fund, or to purchase or sell shares of such Fund on the Exchange, on days when the NAV of such Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its net asset value is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

TAXES

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code ("the "Code") and the regulations, rulings and decisions under it, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances or to shareholders subject to special treatment under U.S. federal income tax laws (e.g., certain financial institutions, insurance companies, dealers in stock or securities, tax-exempt organizations, persons who have entered into hedging transactions with respect to shares of a Fund, persons who borrow in order to acquire shares, and certain foreign taxpayers). Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”). Unless otherwise noted, this discussion assumes shares of each Fund are held by U.S. shareholders and that such shares are held as capital assets. No representation is made as to the tax consequences of the operation of any Fund.

U.S. SHAREHOLDER

A U.S. shareholder is a beneficial owner of shares of a Fund that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•
a domestic corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

A “Non-U.S. shareholder” is a beneficial owner of shares of a Fund that is an individual, corporation, trust or estate and is not a U.S. shareholder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of a Fund, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership. A prospective shareholder who is a partner of a partnership holding shares should consult its tax advisors with respect to the purchase, ownership and disposition of its shares.

FEDERAL - GENERAL INFORMATION

Each Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, each Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Each Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, such Fund could be disqualified as a regulated investment company.

In addition to satisfaction of the Distribution Requirement, a Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from an interest in a qualified publicly traded partnership. A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Section 7704 of the Code, which is generally a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”. However, for these purposes, a qualified publicly traded partnership does not include a publicly traded partnership if 90% or more of its income is as described above.

If a RIC fails this 90% source-of-income test it is no longer subject to a 35% income tax as long as such failure was due to reasonable cause and not willful neglect. Instead, the amount of the penalty for non-compliance is the amount by which the non-qualifying income exceeds one-ninth of the qualifying gross income.

Also, at the close of each quarter of its taxable year, at least 50% of the value of a Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund does not hold more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities (including securities of a qualified publicly traded partnership) of such issuer), and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (i) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (ii) two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses or (iii) one or more qualified publicly traded partnerships. Each Fund intends to comply with these requirements.

If a RIC fails this asset-diversification test, such RIC, in addition to other cure provisions previously permitted, has a 6-month period to correct any failure without incurring a penalty if such failure is “de minimis,” meaning that the failure does not exceed the lesser of 1% of the RIC’s assets, or $10 million.

Similarly if a RIC fails this asset-diversification test and the failure is not de minimis, a RIC can cure the failure if: (a) the RIC files with the Treasury Department a description of each asset that causes the RIC to fail the diversification tests; (b) the failure is due to reasonable cause and not willful neglect; and (c) the failure is cured within six months (or such other period specified by Treasury). In such cases, a tax is imposed on the RIC equal to the greater of: (a) $50,000 or (b) an amount determined by multiplying the highest rate of corporate tax (currently 35%) by the amount of net income generated during the period of diversification test failure by the assets that caused the RIC to fail the diversification test.

If for any taxable year a Fund does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, the shareholders would recognize dividend income on distributions to the extent of such Fund’s current and accumulated earnings and profits.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

Each Fund intends to distribute annually to its shareholders all or substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, a Fund may designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by such Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service.
Distributions of net realized long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of such Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income except as described below for qualified dividends.

If an individual, trust or estate receives a regular dividend or qualified dividends qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An extraordinary dividend on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of such Fund, and as a capital gain thereafter (if the shareholder holds his shares of such Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by a Fund that are attributable to dividends received by a Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in such Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (that is, the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date such Fund acquired such stock. Accordingly, to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

BACK-UP WITHHOLDING

In certain cases, a Fund will be required to withhold at the applicable back-up withholding rate, and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number; (2) is subject to backup withholding by the Internal Revenue Service; (3) has failed to certify to a Fund that such shareholder is not subject to backup withholding; or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

SECTIONS 351 AND 362

The Trust on behalf of each Fund has the right to reject an order for a purchase of shares of a Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Sections 351 and 362 of the Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund’s basis in such securities on the date of deposit was less than market value on such date, such Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Trust also has the right to require information necessary to determine deemed and beneficial share ownership for purposes of the 80% determination.

QUALIFIED DIVIDEND INCOME

Distributions by a Fund of investment company taxable income (excluding any short-term capital gains) whether received in cash or shares will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 20% to the extent the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex dividend with respect to such dividend (and the Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code.

CAPITAL GAINS

Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund’s net capital gains will be taxable as long-term capital gains.

CORPORATE DIVIDENDS RECEIVED DEDUCTION

A Fund’s dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.

NET CAPITAL LOSS CARRYFORWARDS

For taxable years beginning after December 22, 2010, a RIC is permitted to carry forward net capital losses to offset capital gains realized in later years, and the losses carried forward retain their original character as either long-term or short-term losses. Net capital losses of a RIC realized in taxable years beginning before that date (pre-2011 losses) can be carried forward up to 8 years and are characterized in later years as short-term losses. If a Fund uses pre-2011 loss carryforwards in later years, the carryforwards will not reduce the Fund’s current earnings and profits, while loss carryforwards from later years will reduce the Fund’s current earnings and profits. To the extent that later year capital gains are offset by pre-2011 loss carryforwards, distributions of such gains will be treated as ordinary dividend distributions.

MEDICARE TAX

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which includes dividends from a Fund and net gains from the disposition of shares of a Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

EXCESS INCLUSION INCOME

Certain types of income received by a Fund from REITs, real estate mortgage investment conduits (“REMICs”), taxable mortgage pools ("TMPs") or other investments may cause a Fund to designate some or all of its distributions as “excess inclusion income.” Such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for Fund shareholders who would otherwise be tax-exempt, such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) as UBTI, cause a charitable remainder trust to be subject to a 100% excise tax on its UBTI; (3) not be offset against net operating losses for tax purposes; (4) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (5) cause a Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.

TAXATION OF INCOME FROM CERTAIN FINANCIAL INSTRUMENTS AND PFICS

The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Fund including the effect of fluctuations in the value of foreign currencies, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring such Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which a Fund invests, such Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if such Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

Options, Futures, Forward Contracts, Swap Agreements, Hedges, Straddles and Other Transactions. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized (i) when the option contract expires, (ii) the option is exercised by the holder, or (iii) the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) a Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. The gain or loss that may arise in respect of any termination of a Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss, depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of a Fund may trigger the U.S. federal income tax straddle rules of section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by Section 1256 of the Code (“Section 1256 Contracts”). Gains or losses on Section 1256 Contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 Contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of futures and options transactions, a Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements) as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance may be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid Fund-level tax. Each Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between a Fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If there is a difference between a Fund’s book income and the sum of its taxable income and net tax-exempt income (if any), the Fund may be required to distribute amounts in excess of its book income or a portion of Fund distributions may be treated as a return of capital to shareholders. If a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.

Commodities. In August, 2011, the IRS announced that it would stop issuing private letter rulings authorizing favorable tax treatment for funds that invest indirectly in commodities or derivatives based upon commodities. The IRS had previously issued a number of private letter rulings to funds in this area, concluding that such investments generate “qualifying income” for RIC qualification purposes. It is unclear how long this suspension will last. The IRS has not indicated that any previously issued rulings in this area will be affected by this suspension This suspension of guidance by the IRS means that the tax treatment of such investments is now subject to some uncertainty.

Original Issue Discount, Pay-In-Kind Securities, Market Discount and Commodity-Linked Notes. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in a Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligations issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. In the case of higher-risk securities, the amount of market discount may be unclear. See “Higher-Risk Securities.”

Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. A Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of a Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Higher-Risk Securities. To the extent such investments are permissible for a Fund, a Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. In limited circumstances, it may also not be clear whether a Fund should recognize market discount on a debt obligation, and if so, what amount of market discount the Fund should recognize. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by a Fund, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Tax-Exempt Shareholders. A tax-exempt shareholder could recognize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Furthermore, a tax-exempt shareholder may recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a regulated investment company that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the regulated investment company that recognizes “excess inclusion income,” then the RIC will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. Each Fund has not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in a Fund.

Passive Foreign Investment Companies. A passive foreign investment company (“PFIC”) is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from anactive business and certain income received from related persons.

Equity investments by a Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, if a Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the PFIC's income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, a Fund may make an election to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Foreign Currency Transactions. A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the re-characterization of prior ordinary income distributions. Such ordinary income treatment may accelerate a Fund's distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Other Reporting and Withholding Requirements.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires each Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required under FATCA to withhold at a rate of 30% from ordinary dividends and, after December 31, 2018, long-term capital gain dividends and sales proceeds with respect to that shareholder.
Each prospective shareholder is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective shareholder’s own situation, including investments through an intermediary.

SALES OF SHARES

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

OTHER TAXES

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

FOREIGN TAXES

It is expected that certain income of the Funds will be subject to foreign withholding taxes and other taxes imposed by countries in which the Funds invest. If a Fund is liable for foreign income taxes, including such withholding taxes and more than 50% of the value of a Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, such Fund may file an election with the IRS to “pass through” to the Fund’s shareholders the amount of foreign income taxes paid by the Fund. The Funds expect to be able to make this election, though no assurance can be given that they will be able to do so. Pursuant to this election, a shareholder (a) will include in gross income (in addition to taxable dividends actually received) the shareholder’s pro rata share of the foreign income taxes paid by a Fund; (b) will treat the shareholder’s pro rata share of such foreign income taxes as having been paid by the shareholder; and (c) may, subject to certain limitations, be entitled either to deduct the shareholder’s pro rata share of such foreign income taxes in computing the shareholder’s taxable income or to use it as a foreign tax credit against U.S. income taxes. Shortly after any year for which a Fund makes such a pass-through election, the Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder’s gross income and the amount which will be available for deduction or credit.

If a Fund does not make the election, any foreign taxes paid or accrued will represent an expense to such Fund, which will reduce its net investment income. Absent this election, shareholders will not be able to claim either a credit or deduction for their pro rata shares of such taxes paid by the Fund, nor will shareholders be required to treat their pro rata shares of such taxes as amounts distributed to them.

The rules governing foreign tax credits are complex and, therefore, shareholders should consult their own tax advisors regarding the availability of foreign tax credits in their particular circumstances.

TAXATION OF NON-U.S. SHAREHOLDERS

Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or W-8BEN-E certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

For foreign shareholders of a Fund, a distribution attributable to such Fund’s sale of a REIT or other U.S. real property holding company will be treated as real property gain subject to 35% withholding tax if 50% or more of the value of such Fund’s assets are invested in REITs and other U.S. real property holding corporations and if the foreign shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution. A distribution from a Fund will be treated as attributable to a U.S. real property interest only if such distribution is attributable to a distribution received by such Fund from a REIT. Restrictions apply regarding wash sales and substitute payment transactions.

COST BASIS REPORTING

Federal law requires that mutual fund companies or intermediaries report their shareholders' cost basis, gain/loss, and holding period to the IRS on the shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any RIC and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

Each Fund or intermediaries (broker) will choose or has chosen a standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the broker will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. A broker's standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate IRS regulations or consult your tax advisor with regard to your personal circumstances. Shareholders will be notified as to which default tax lot identification method their broker will use.

For those securities defined as "covered" under current IRS cost basis tax reporting regulations, a Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. A broker is not responsible for the reliability or accuracy of the information for those securities that are not "covered." A Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

REPORTING

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder may be required to file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. Under recently enacted legislation, certain tax-exempt entities and their managers may be subject to excise tax if they are parties to certain reportable transactions.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

NET ASSET VALUE

The NAV for each Fund is calculated by deducting all of a Fund’s liabilities (including accrued expenses) from the total value of its assets (including the securities held by the Fund plus any cash or other assets, including interest and dividends accrued but not yet received) and dividing the result by the number of shares outstanding, and generally rounded to the nearest cent, although each Fund reserves the right to calculate its NAV to more than two decimal places. The NAV for each Fund will generally be determined by SEIGFS once daily Monday through Friday generally as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Bond Market Association announces an early closing time.

In calculating a Fund’s NAV, the Fund’s investments are generally valued using market valuations. In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board of Trustees. A market valuation generally means a valuation (i) obtained from an exchange, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. SEIGFS may use various pricing services or discontinue the use of any pricing service.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by a Fund’s Board of Trustees. A price obtained from a pricing service based on such pricing service's valuation matrix may be used to fair value a security. The frequency with which a Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.
Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.
Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.
The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Adviser as investment adviser. Any use of fair value prices, current market valuations or exchange rates different from the prices and rates used by the Index Providers may adversely affect a Fund’s ability to track its underlying index.

DISTRIBUTION AND SERVICE PLAN

The Board of Trustees of the Trust has adopted a distribution and services plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.
No Rule 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of each Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Funds. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to Shares will be reduced by the amount of distribution fees and service fees and other expenses

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES

Dividends from net investment income, including any net foreign currency gains, are declared and paid at least annually and any net realized securities gains are distributed at least annually. To improve tracking error or comply with the distribution requirements of the Code of , dividends may be declared and paid more frequently than annually for certain Funds. Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.
Dividends and other distributions of shares are distributed on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Funds.

DIVIDEND REINVESTMENT SERVICE

No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the same Fund purchased in the secondary market.

FINANCIAL STATEMENTS

Audited financial statements and financial highlights for the Trust as of October 31, 2015, including the notes thereto, and the reports of Ernst & Young LLP, an independent registered public accounting firm, are incorporated herein by reference from the Trust’s October 31, 2015 Annual Report to shareholders. The Annual Report is delivered with this SAI to shareholders requesting this SAI.

OTHER INFORMATION

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Authorized Participants, as of January 29, 2016, the following persons owned, of record or beneficially, 5% or more of the following Funds.

Global X FTSE Nordic Region ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	22.72%
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	11.23%
R.W. Baird & Co. 777 East Wisconsin Avenue, Milwaukee, WI 53202	7.55%
Raymond James Financial 880 Carillon Parkway, St. Petersburg, FL 33716	5.97%

Global X MSCI Norway ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
BNY Mellon 101 Barclay Street New York, NY 10286	28.28%
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	11.79%
First Clearing LLC 901 East Byrd St 15th FL Richmond, VA 23219	9.02%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	7.57%

Global X MSCI Colombia ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
State Street Bank & Trust 800 Boylston Street Boston, Massachusetts 02116	16.14%
First Clearing LLC 901 East Byrd St 15th FL Richmond, VA 23219	11.74%
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	8.44%
BNY Mellon 101 Barclay Street New York, NY 10286	7.39%
Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	6.81%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	6.69%
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	5.83%

Global X Brazil Mid Cap ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	16.76%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	13.27%
JP Morgan Chase 270 Park Ave. New York, NY 10017	11.13%
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	10.45%
E*Trade 135 East 57th Street, New York, NY 10022	6.90%
Merrill Lynch & Co. Inc. 4 World Financial Center FL 23, New York, NY 10080	6.68%

Global X Brazil Consumer ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	19.45%
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	17.74%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	8.78%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	8.70%
Merrill Lynch & Co. Inc. 4 World Financial Center FL 23, New York, NY 10080	6.72%
E*Trade 135 East 57th Street, New York, NY 10022	5.70%

Global X China Consumer ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Citigroup Inc. 399 Park Avenue New York, NY 10043	22.22%
Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	19.79%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	8.38%
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	7.18%
JPMorgan Chase 270 Park Avenue New York, NY 10017	5.76%

Global X China Energy ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	14.67%
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	13.65%
Goldman Sachs & Co. 85 Broad Street New York, NY 10004	8.41%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	7.72%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	6.57%
E*Trade 135 East 57th Street, New York, NY 10022	6.57%
JP Morgan Chase 270 Park Ave. New York, NY 10017	6.47%
TD Bank 2059 Springdale Rd, Cherry Hill, NJ 08003	6.42%
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	5.98%

Global X China Financials ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Janney Montgomery Scott LLC 1717 Arch Street, Philadelphia, PA 19103	58.47%
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	6.22%

Global X China Industrials ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	16.84%
JP Morgan Chase 270 Park Ave. New York, NY 10017	10.87%
Banca IMI Securities Corporation 1 William St #9, New York, NY 10004	9.87%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	8.10%
Merrill Lynch & Co. Inc. 4 World Financial Center FL 23, New York, NY 10080	7.81%
E*Trade 135 East 57th Street, New York, NY 10022	6.40%
Goldman Sachs & Co. 85 Broad Street New York, NY 10004	6.00%

Global X China Materials ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	10.92%
CIBC World Markets 300 Madison Ave, New York, NY 10017	10.09%
JP Morgan Chase 270 Park Ave. New York, NY 10017	8.80%
Merrill Lynch & Co. Inc. 4 World Financial Center FL 23, New York, NY 10080	8.74%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	8.48%
Citigroup Inc. 399 Park Avenue New York, NY 10043	8.20%
TD Bank 2059 Springdale Rd, Cherry Hill, NJ 08003	6.90%
Scottrade, Inc. 12800 Corporate Hill Dr. St. Louis, MO 63131	5.53%
Morgan Stanley Smith Barney 1585 Broadway New York, NY 10036	5.40%

Global X NASDAQ China Technology ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	16.43%
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	16.39%
E*Trade 135 East 57th Street, New York, NY 10022	11.15%
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	10.65%
Merrill Lynch & Co. Inc. 4 World Financial Center FL 23, New York, NY 10080	9.54%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	7.39%

Global X Copper Miners ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	22.54%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	10.73%
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	7.80%
Citigroup Inc. 399 Park Avenue New York, NY 10043	5.91%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	5.17%

Global X Lithium ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Citigroup Inc. 399 Park Avenue New York, NY 10043	16.36%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	10.15%
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	9.98%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	9.31%
Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	7.52%

Global X Silver Miners ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	15.39%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	13.76%
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	9.11%
Citigroup Inc. 399 Park Avenue New York, NY 10043	6.57%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	6.00%
Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	5.17%

Global X Uranium ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	10.96%
BNY Mellon 101 Barclay Street New York, NY 10286	10.85%
Citigroup Inc. 399 Park Avenue New York, NY 10043	7.67%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	7.29%
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	6.58%
Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	6.44%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	5.85%

Global X MSCI Argentina ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	12.83%
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	12.46%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	10.01%
Citigroup Inc. 399 Park Avenue New York, NY 10043	8.00%
Morgan Stanley Smith Barney 1585 Broadway New York, NY 10036	7.90%
UBS Financial 1285 Avenue of the Americas, New York, NY 10019	5.18%

Global X Gold Explorers ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	15.51%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	11.62%
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	8.06%
Citigroup Inc. 399 Park Avenue New York, NY 10043	7.53%
E*Trade 135 East 57th Street, New York, NY 10022	6.91%
Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	6.21%
The Vanguard Group, Inc. 100 Vanguard Blvd Malvern, Pennsylvania 19355	5.50%

Global X FTSE Andean 40 ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	34.80%
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	11.70%
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	7.61%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	6.50%
JP Morgan Chase 270 Park Ave. New York, NY 10017	6.22%
E*Trade 135 East 57th Street, New York, NY 10022	5.26%

Global X Southeast Asia ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	12.74%
Morgan Stanley Smith Barney 1585 Broadway New York, NY 10036	9.31%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	9.08%
Citigroup Inc. 399 Park Avenue New York, NY 10043	8.37%
BNY Mellon 101 Barclay Street New York, NY 10286	7.72%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	6.19%
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	6.15%

Global X Fertilizers/Potash ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	22.73%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	12.52%
Morgan Stanley Smith Barney 1585 Broadway New York, NY 10036	8.28%
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	8.04%
E*Trade 135 East 57th Street, New York, NY 10022	6.45%

Global X SuperDividend® ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	14.16%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	11.65%
First Clearing LLC 901 East Byrd St 15th FL Richmond, VA 23219	9.58%
Morgan Stanley Smith Barney 1585 Broadway New York, NY 10036	8.62%
ML SFKPG 101 Hudson Street, 8th Fl., Jersey City, NJ 07302	8.19%
UBS Financial 1285 Avenue of the Americas, New York, NY 10019	5.48%

Global X MSCI Greece ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
State Street Bank & Trust 800 Boylston Street Boston, Massachusetts 02116	14.54%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	10.42%
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	9.71%
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	5.59%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	5.32%
Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	5.26%
Citigroup Inc. 399 Park Avenue New York, NY 10043	5.25%

Global X Social Media Index ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	20.68%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	12.83%
Morgan Stanley Smith Barney 1585 Broadway New York, NY 10036	7.73%
ML SFKPG 101 Hudson Street, 8th Fl., Jersey City, NJ 07302	6.21%
UBS Financial 1285 Avenue of the Americas, New York, NY 10019	5.98%
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	5.80%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	5.29%

Global X Guru® Index ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Morgan Stanley Smith Barney 1585 Broadway New York, NY 10036	28.98%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	10.19%
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	6.77%
Citigroup Inc. 399 Park Avenue New York, NY 10043	6.55%
ML SFKPG 101 Hudson Street, 8th Fl., Jersey City, NJ 07302	6.44%

Global X Permanent ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Merrill Lynch & Co. Inc. 4 World Financial Center FL 23, New York, NY 10080	20.65%
Morgan Stanley Smith Barney 1585 Broadway New York, NY 10036	16.98%
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	16.89%
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	9.02%
ML SFKPG 101 Hudson Street, 8th Fl., Jersey City, NJ 07302	6.32%

Global X SuperDividend® U.S. ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	13.02%
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	12.42%
State Street Bank & Trust 800 Boylston Street Boston, Massachusetts 02116	9.82%
First Clearing LLC 901 East Byrd St 15th FL Richmond, VA 23219	5.85%
ML SFKPG 101 Hudson Street, 8th Fl., Jersey City, NJ 07302	5.72%
Folio Investing 8180 Greensboro Drive McLean, VA 22102	5.33%
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	5.04%

Global X MSCI Nigeria ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	17.32%
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	9.78%
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	7.55%
Interactive Brokers LLC One Pickwick Plaza, Greenwich, CT 06830 USA	7.29%
Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	7.14%
JP Morgan Chase 270 Park Ave. New York, NY 10017	6.66%
Citigroup Inc. 399 Park Avenue New York, NY 10043	6.54%

Global X Next Emerging & Frontier ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	72.05%
Northern Trust Corporation 50 S La Salle St, Chicago, IL 60603	8.99%
JP Morgan Chase 270 Park Ave. New York, NY 10017	5.13%

Global X FTSE Portugal 20 ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	23.08%
Citigroup Inc. 399 Park Avenue New York, NY 10043	8.63%
Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	8.49%
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	7.31%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	6.08%

Global X | JPMorgan Efficiente Index ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
LPL Financial 75 State Street, 24th Floor, Boston, MA, 02110	19.41%
Morgan Stanley Smith Barney 1585 Broadway New York, NY 10036	18.22%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	14.87%
Citigroup Inc. 399 Park Avenue New York, NY 10043	12.35%
JP Morgan Chase 270 Park Ave. New York, NY 10017	10.24%
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	7.51%
ML SFKPG 101 Hudson Street, 8th Fl., Jersey City, NJ 07302	6.25%

Global X | JPMorgan US Sector Rotator Index ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Morgan Stanley Smith Barney 1585 Broadway New York, NY 10036	51.11%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	13.50%
LPL Financial 75 State Street, 24th Floor, Boston, MA, 02109	6.60%
Citigroup Inc. 399 Park Avenue New York, NY 10043	5.33%

Global X | GF China Bond ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
BNP Paribas USA 787 Seventh Avenue, New York, NY 10019	40.57%
Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	40.22%
Citigroup Inc. 399 Park Avenue New York, NY 10043	13.57%

Global X Guru® International Index ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Merrill Lynch & Co. Inc. 4 World Financial Center FL 23, New York, NY 10080	26.03%
JP Morgan Chase 270 Park Ave. New York, NY 10017	24.04%
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	6.17%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	6.11%
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	6.03%
Citigroup Inc. 399 Park Avenue New York, NY 10043	5.77%
The Vanguard Group, Inc. 100 Vanguard Blvd Malvern, Pennsylvania 19355	5.36%

Global X SuperIncome™ Preferred ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	30.14%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	10.00%
Janney Montgomery Scott LLC 1717 Arch Street Philadelphia, PA 19103	9.64%
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	7.96%

Global X SuperDividend® Emerging Markets ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
JP Morgan Chase 270 Park Ave. New York, NY 10017	47.41%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	14.14%
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	12.03%
Global X SuperDividend® REIT ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	17.41%
ML SFKPG 101 Hudson Street, 8th Fl., Jersey City, NJ 07302	14.14%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	13.69%
Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	11.61%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	9.86%
E*Trade 135 East 57th Street, New York, NY 10022	8.00%
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	5.32%

Global X MSCI Pakistan ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
BNY Mellon 101 Barclay Street New York, NY 10286	19.00%
JP Morgan Chase 270 Park Ave. New York, NY 10017	9.55%
Comerica Bank 1717 Main Street Dallas, Texas 75201	8.99%
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	8.83%
Merrill Lynch & Co. Inc. 4 World Financial Center FL 23, New York, NY 10080	8.27%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	6.96%
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	6.57%

Global X Guru® Activist Index ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Merrill Lynch & Co. Inc. 4 World Financial Center FL 23, New York, NY 10080	14.16%
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	13.16%
Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	9.87%
ML SFKPG 101 Hudson Street, 8th Fl., Jersey City, NJ 07302	9.71%
RBC Dominion Securities 165 Broadway New York, NY 10006	7.85%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	7.44%
JP Morgan Chase 270 Park Ave. New York, NY 10017	5.53%

Global X Scientific Beta Europe ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Citigroup Inc. 399 Park Avenue New York, NY 10043	81.82%
Merrill Lynch & Co. Inc. 4 World Financial Center FL 23, New York, NY 10080	15.18%

Global X Scientific Beta Japan ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Citigroup Inc. 399 Park Avenue New York, NY 10043	80.00%
Merrill Lynch & Co. Inc. 4 World Financial Center FL 23, New York, NY 10080	15.72%

Global X Scientific Beta US ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Citigroup Inc. 399 Park Avenue New York, NY 10043	81.82%
Merrill Lynch & Co. Inc. 4 World Financial Center FL 23, New York, NY 10080	9.63%

Global X Scientific Beta Asia ex-Japan ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Merrill Lynch & Co. Inc. 4 World Financial Center FL 23, New York, NY 10080	94.55%

Global X YieldCo Index ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	30.27%
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	27.94%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	13.96%
ML SFKPG 101 Hudson Street, 8th Fl., Jersey City, NJ 07302	7.52%

INDEPENDENT TRUSTEE COUNSEL

K&L Gates LLP, with offices at 1601 K Street, NW Washington, DC 20006-2401, is Fund Counsel and Counsel to the Independent Trustees of the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP served as the independent registered public accounting firm of the Trust, audited the Funds’ financial statements and performed other services for the fiscal year ended October 31, 2015. PricewaterhouseCoopers LLP will serve as the Funds' independent registered public accounting firm for the fiscal year ending October 31, 2016 and for subsequent periods.

SECURITIES LENDING AGENT

Citibank, N.A. (“Citi”) acts as the securities lending agent for certain Funds of the Trust. In its capacity as securities lending agent, Citi, among other things, enters into and maintains securities loan agreements with borrowers, negotiates fees with borrowers, delivers securities to borrowers, receives collateral from borrowers in connection with each loan, holds and safekeeps the collateral on behalf of the Trust portfolios and invests the cash collateral in accordance with the Adviser's instructions. The securities lending agents will receive fees from each Fund and such fees will be calculated on, and deducted from, that Fund's securities lending revenues.

ADDITIONAL INFORMATION

The Prospectus and this SAI do not contain all the information included in the registration statement filed with the SEC under the Securities Act with respect to the securities offered by the Trust’s Prospectus. Certain portions of the registration statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.

APPENDIX A

The Fund generally intends to effect deliveries of Creation Units and portfolio securities on a basis of “T” plus three business days. The Fund may effect deliveries of Creation Units and portfolio securities on a basis other than T plus three to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three business days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days in certain circumstances.

The holidays applicable to a Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for a Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

The dates of the Regular Holidays in calendar year 2016 are:

Australia:
1-Jan	3-Apr	2-Oct
26-Jan	25-Apr	3-Oct
25-Mar	13-Jun	26-Dec
28-Mar	1-Aug	27-Dec

Austria:
1-Jan	24-Dec
25-Mar	25-Dec
28-Mar	26-Dec
1-May	31-Dec

Bangladesh:
21-Feb	1-May	7-Jul	14-Sep	25-Dec
17-Mar	1-Jul	15-Aug	11-Oct	31-Dec
26-Mar	3-Jul	12-Sep	12-Dec
14-Apr	6-Jul	13-Sep	16-Dec
The Bangladesh markets are closed on Fridays

Belgium:
1-Jan	25-Dec
25-Mar	26-Dec
27-Mar
1-May

Brazil:
1-Jan	21-Apr	12-Oct
8-Feb	1-May	2-Nov
9-Feb	26-May	15-Nov
25-Mar	7-Sep	25-Dec

Canada:
1-Jan	1-Jul	11-Nov
15-Feb	1-Aug	26-Dec
25-Mar	5-Sep	27-Dec
23-May	10-Oct

Chile:
1-Jan	1-May	15-Aug	31-Oct
25-Mar	21-May	18-Sep	1-Nov
26-Mar	27-Jun	19-Sep	8-Dec
27-Mar	16-Jul	10-Oct	25-Dec

Colombia:
1-Jan	25-Mar	6-Jun	15-Aug	8-Dec
11-Jan	1-May	4-Jul	17-Oct	25-Dec
21-Mar	9-May	20-Jul	7-Nov
24-Mar	30-May	7-Aug	14-Nov

Denmark:
1-Jan	22-Apr	5-Jun	31-Dec
24-Mar	5-May	24-Dec
25-Mar	6-May	25-Dec
28-Mar	16-May	26-Dec

Egypt:
7-Jan	2-May	23-Jul	2-Oct
25-Jan	1-Jul	10-Sep	6-Oct
25-Apr	6-Jul	11-Sep	11-Dec
1-May	7-Jul	12-Sep
The Egypt markets are closed on Fridays

Finland:
1-Jan	24-Dec
25-Mar	25-Dec
28-Mar	26-Dec
1-May

France:
1-Jan	1-May	26-Dec
25-Mar	8-May
27-Mar	30-Oct

28-Mar	25-Dec

Germany:
1-Jan	1-May
25-Mar	30-Oct
27-Mar	25-Dec
28-Mar	26-Dec

Greece:
1-Jan	29-Apr	28-Oct
6-Jan	2-May	26-Dec
14-Mar	20-Jun
25-Mar	15-Aug

Hong Kong:
1-Jan	25-Mar	2-May	16-Sep	27-Dec
8-Feb	26-Mar	14-May	1-Oct
9-Feb	28-Mar	9-Jun	10-Oct
10-Feb	4-Apr	1-Jul	26-Dec

Hungary:
1-Jan	28-Mar	15-Oct	25-Dec
5-Mar	1-May	23-Oct	26-Dec
14-Mar	16-May	31-Oct
15-Mar	20-Aug	1-Nov

India:
26-Jan	25-Mar	1-May	25-Aug	11-Oct	12-Dec
19-Feb	14-Apr	21-May	5-Sep	12-Oct	25-Dec
7-Mar	15-Apr	6-Jul	13-Sep	31-Oct
24-Mar	19-Apr	15-Aug	2-Oct	14-Nov

Indonesia:
1-Jan	1-May	4-Jul	8-Jul	12-Dec
8-Feb	5-May	5-Jul	17-Aug	25-Dec
9-Mar	6-May	6-Jul	12-Sep	26-Dec
25-Mar	22-May	7-Jul	2-Oct

Ireland:
1-Jan	2-May
25-Mar	6-Jun
28-Mar	26-Dec
1-May	27-Dec

Israel:
24-Mar	12-Jun	11-Oct
22-Apr	14-Aug	12-Oct

29-Apr	3-Oct	17-Oct
12-May	4-Oct	24-Oct
The Israeli market is closed every Friday

Italy:
1-Jan	1-May
25-Mar	25-Dec
28-Mar	26-Dec

Japan:
1-Jan	11-Feb	3-May	11-Aug	3-Nov
2-Jan	20-Mar	4-May	19-Sep	23-Nov
3-Jan	21-Mar	5-May	22-Sep	23-Dec
11-Jan	29-Apr	18-Jul	10-Oct	31-Dec

Kuwait:
3-Jan	5-May	10-Jul	13-Sep
25-Feb	5-Jul	10-Sep	2-Oct
26-Feb	6-Jul	11-Sep	11-Dec
28-Feb	7-Jul	12-Sep
The Kuwait markets are closed on Fridays

Malaysia:
1-Jan	8-Feb	21-May	7-Jul	2-Oct	25-Dec
24-Jan	9-Feb	4-Jun	31-Aug	3-Oct	26-Dec
25-Jan	1-May	22-Jun	12-Sep	29-Oct
1-Feb	2-May	6-Jul	16-Sep	12-Dec

Mexico:
1-Jan	25-Mar	21-Nov
1-Feb	1-May	12-Dec
21-Mar	16-Sep	25-Dec
24-Mar	2-Nov

Netherlands:
1-Jan	1-May
25-Mar	30-Oct
27-Mar	25-Dec
28-Mar	26-Dec

New Zealand:
1-Jan	25-Mar	24-Oct
4-Jan	28-Mar	26-Dec
25-Jan	25-Apr	27-Dec
1-Feb	6-Jun

Nigeria:
1-Jan	29-May	13-Sep
25-Mar	6-Jul	1-Oct
28-Mar	7-Jul	12-Dec
1-May	12-Sep	25-Dec

Norway:
1-Jan	5-May	26-Dec
24-Mar	16-May
25-Mar	17-May
28-Mar	25-Dec

Oman:
4-May	7-Jul	2-Oct
4-Jul	11-Sep
5-Jul	12-Sep
6-Jul	13-Sep

Pakistan:
1-Jan	6-Jun	14-Aug	12-Oct
5-Feb	1-Jul	12-Sep	9-Nov
23-Mar	6-Jul	13-Sep	12-Dec
1-May	7-Jul	11-Oct	25-Dec

Peru:
1-Jan	29-Jun	8-Oct
24-Mar	28-Jul	1-Nov
25-Mar	29-Jul	8-Dec
1-May	30-Aug	25-Dec

Philippines:
1-Jan	24-Mar	1-May	31-Oct	25-Dec
2-Jan	25-Mar	12-Jun	1-Nov	30-Dec
8-Feb	26-Mar	21-Aug	30-Nov	31-Dec
25-Feb	9-Apr	29-Aug	24-Dec

Poland:
1-Jan	1-May	15-Aug	26-Dec
6-Jan	3-May	1-Nov
27-Mar	15-May	11-Nov
28-Mar	26-May	25-Dec

Portugal:
1-Jan	1-May
25-Mar	25-Dec
28-Mar	26-Dec

Qatar:
9-Feb	13-Sep
7-Jul	14-Sep
8-Jul	15-Sep
9-Jul	18-Dec
The Qatari market is closed every Friday

Russia:
1-Jan	23-Feb	13-Jun
7-Jan	8-Mar	4-Nov
8-Jan	2-May	30-Dec
20-Feb	9-May

Saudi Arabia:
4-Jul	11-Sep
5-Jul	12-Sep
6-Jul	13-Sep
10-Sep	23-Sep
The Saudi Arabia market is closed on Fridays

Singapore:
1-Jan	1-May	9-Aug	26-Dec
8-Feb	2-May	12-Sep
9-Feb	21-May	29-Oct
25-Mar	6-Jul	25-Dec

South Africa:
1-Jan	27-Apr	9-Aug	26-Dec
21-Mar	1-May	24-Sep
25-Mar	2-May	16-Dec
28-Mar	16-Jun	25-Dec

South Korea:
1-Jan	10-Feb	5-May	14-Sep	9-Oct
7-Feb	1-Mar	14-May	15-Sep	25-Dec
8-Feb	13-Apr	6-Jun	16-Sep
9-Feb	1-May	15-Aug	3-Oct

Spain:
1-Jan	1-May
25-Mar	25-Dec
28-Mar	26-Dec

Sweden:
1-Jan	5-May	5-Nov
6-Jan	6-Jun	24-Dec
25-Mar	24-Jun	26-Dec

28-Mar	25-Jun	31-Dec

Switzerland:
1-Jan	1-May	25-Dec
2-Jan	5-May	26-Dec
25-Mar	16-May
28-Mar	1-Aug

Taiwan:
1-Jan	9-Feb	28-Feb	1-May	10-Jun	10-Oct
30-Jan	10-Feb	29-Feb	2-May	10-Sep
7-Feb	11-Feb	4-Apr	4-Jun	15-Sep
8-Feb	12-Feb	5-Apr	9-Jun	16-Sep

Thailand:
1-Jan	14-Apr	5-May	18-Jul	24-Oct
22-Feb	15-Apr	6-May	19-Jul	5-Dec
6-Apr	1-May	20-May	12-Aug	10-Dec
13-Apr	2-May	1-Jul	23-Oct	12-Dec

Turkey:
1-Jan	5-Jul	11-Sep	15-Sep
23-Apr	6-Jul	12-Sep	29-Oct
1-May	7-Jul	13-Sep
19-May	30-Aug	14-Sep

United Arab Emirates:
1-Jan	6-Jul	12-Sep	3-Dec
4-May	7-Jul	13-Sep	11-Dec
4-Jul	10-Sep	2-Oct
5-Jul	11-Sep	2-Dec
The United Arab Emirates markets are closed on Fridays

United Kingdom:
1-Jan	2-May	26-Dec
25-Mar	30-May	27-Dec
28-Mar	29-Aug

Vietnam:
1-Jan	11-Feb	3-May
8-Feb	12-Feb	2-Sep
9-Feb	18-Apr
10-Feb	2-May

Redemption: The longest redemption cycle for a Fund is a function of the longest redemption cycle among the countries whose stocks compromise the Fund.

In the calendar year 2016, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycle for a Fund as follows:

Bangladesh:

	Redemption Request Date	Redemption Settlement Date	Settlement Period
	6/30/2016	7/10/2016	10
	9/7/2016	9/15/2016	8
	9/8/2016	9/18/2016	10

Colombia:

	Redemption Request Date	Redemption Settlement Date	Settlement Period
	3/18/2016	3/28/2016	10

Indonesia:

	Redemption Request Date	Redemption Settlement Date	Settlement Period
	6/29/2016	7/11/2016	12
	6/30/2016	7/12/2016	12
	7/1/2016	7/13/2016	12

Japan:

	Redemption Request Date	Redemption Settlement Date	Settlement Period
	4/27/2016	5/6/2016	9
	4/28/2016	5/9/2016	11
	5/2/2016	5/10/2016	8

Kuwait:

	Redemption Request Date	Redemption Settlement Date	Settlement Period
	7/3/2016	7/11/2016	8
	7/4/2016	7/12/2016	8

Mexico:

	Redemption Request Date	Redemption Settlement Date	Settlement Period
	3/18/2016	3/28/2016	10

Oman:

	Redemption Request Date	Redemption Settlement Date	Settlement Period
	6/29/2016	7/10/2016	11
	6/30/2016	7/11/2016	11
	7/3/2016	7/12/2016	9
	9/6/2016	9/14/2016	8
	9/7/2016	9/15/2016	8
	9/8/2016	9/18/2016	10

Qatar:

	Redemption Request Date	Redemption Settlement Date	Settlement Period
	9/8/2016	9/18/2016	10

South Africa:

	Redemption Request Date	Redemption Settlement Date	Settlement Period
	3/14/2016	3/22/2016	8
	3/15/2016	3/23/2016	8
	3/16/2016	3/24/2016	8
	3/17/2016	3/29/2016	12
	3/18/2016	3/30/2016	12
	3/22/2016	3/31/2016	9
	3/23/2016	4/1/2016	9
	3/24/2016	4/4/2016	11
	4/20/2016	4/28/2016	8
	4/21/2016	4/29/2016	8
	4/22/2016	5/3/2016	11
	4/25/2016	5/4/2016	9
	4/26/2016	5/5/2016	9
	4/28/2016	5/6/2016	8
	4/29/2016	5/9/2016	10
	6/9/2016	6/17/2016	8
	6/10/2016	6/20/2016	10
	6/13/2016	6/21/2016	8
	6/14/2016	6/22/2016	8
	6/15/2016	6/23/2016	8
	8/2/2016	8/10/2016	8
	8/3/2016	8/11/2016	8
	8/4/2016	8/12/2016	8
	8/5/2016	8/15/2016	10
	8/8/2016	8/16/2016	8
	12/9/2016	12/19/2016	10
	12/12/2016	12/20/2016	8

	12/13/2016	12/21/2016	8
	12/14/2016	12/22/2016	8
	12/15/2016	12/23/2016	8
	12/19/2016	12/27/2016	8
	12/20/2016	12/28/2016	8
	12/21/2016	12/29/2016	8
	12/22/2016	12/30/2016	8
	12/23/2016	1/3/2017	11

South Korea:

	Redemption Request Date	Redemption Settlement Date	Settlement Period
	2/3/2016	2/11/2016	8
	2/4/2016	2/12/2016	8
	2/5/2016	2/15/2016	10
	9/9/2016	9/19/2016	10
	9/12/2016	9/20/2016	8
	9/13/2016	9/21/2016	8

Taiwan:

	Redemption Request Date	Redemption Settlement Date	Settlement Period
	2/4/2016	2/15/2016	11
	2/5/2016	2/16/2016	11

Thailand:

	Redemption Request Date	Redemption Settlement Date	Settlement Period
	4/8/2016	4/18/2016	10
	4/11/2016	4/19/2016	8
	4/12/2016	4/20/2016	8

Turkey:

	Redemption Request Date	Redemption Settlement Date	Settlement Period
	9/8/2016	9/16/2016	8
	9/9/2016	9/19/2016	10

United Arab Emirates:

	Redemption Request Date	Redemption Settlement Date	Settlement Period
	6/30/2016	7/10/2016	10
	7/3/2016	7/11/2016	8

Vietnam:

	Redemption Request Date	Redemption Settlement Date	Settlement Period
	2/4/2016	2/15/2016	11
	2/5/2016	2/16/2016	11

The dates of the Regular Holidays in calendar year 2017 are:

Australia:
2-Jan	25-Apr	25-Dec
26-Jan	12-Jun	26-Dec
14-Apr	7-Aug
17-Apr	2-Oct

Austria:
1-Jan	25-May	26-Oct	26-Dec
6-Jan	5-Jun	1-Nov
17-Apr	15-Jun	8-Dec
1-May	15-Aug	25-Dec

Bangladesh:
21-Feb	1-May	25-Jun	1-Sep	1-Dec
17-Mar	10-May	26-Jun	2-Sep	16-Dec
26-Mar	22-Jun	1-Jul	3-Sep	25-Dec
14-Apr	23-Jun	15-Aug	30-Sep	31-Dec
The Bangladesh markets are closed on Fridays

Belgium:
1-Jan	25-May	1-Nov
16-Apr	5-Jun	11-Nov
17-Apr	21-Jul	25-Dec
1-May	15-Aug

Brazil:
1-Jan	21-Apr	12-Oct
27-Feb	1-May	2-Nov
28-Feb	15-Jun	15-Nov
14-Apr	7-Sep	25-Dec

Canada:
2-Jan	3-Jul	13-Nov
20-Feb	7-Aug	25-Dec
14-Apr	4-Sep	26-Dec
22-May	9-Oct

Chile:
1-Jan	1-May	15-Aug	27-Oct
14-Apr	21-May	18-Sep	1-Nov
15-Apr	26-Jun	19-Sep	8-Dec
16-Apr	16-Jul	9-Oct	25-Dec

Colombia:
1-Jan	14-Apr	26-Jun	21-Aug	8-Dec
9-Jan	1-May	3-Jul	16-Oct	25-Dec
20-Mar	29-May	20-Jul	6-Nov
13-Apr	19-Jun	7-Aug	13-Nov

Denmark:
1-Jan	17-Apr	5-Jun	31-Dec
13-Apr	12-May	24-Dec
14-Apr	25-May	25-Dec
16-Apr	26-May	26-Dec

Egypt:
7-Jan	25-Apr	1-Jul	2-Sep
25-Jan	1-May	23-Jul	21-Sep
16-Apr	25-Jun	31-Aug	6-Oct
17-Apr	26-Jun	1-Sep	1-Dec
The Egypt markets are closed on Fridays

Finland:
1-Jan	1-May	6-Dec	31-Dec
6-Jan	25-May	24-Dec
14-Apr	23-Jun	25-Dec
17-Apr	24-Jun	26-Dec

France:
26-Mar	26-Dec
1-May
29-Oct
25-Dec

Germany:
1-Jan	1-May
26-Mar	29-Oct
14-Apr	25-Dec
17-Apr	26-Dec

Greece:
6-Jan	1-May	26-Dec
27-Feb	5-Jun
14-Apr	15-Aug
17-Apr	25-Dec

Hong Kong:
2-Jan	26-Dec
14-Apr
17-Apr

25-Dec

Hungary:
1-Jan
15-Mar
20-Aug
23-Oct

India:
26-Jan	2-Oct
14-Apr	25-Dec
1-May
15-Aug

Indonesia:
1-Jan
17-Aug
25-Dec

Ireland:
7-Aug
30-Oct
25-Dec
26-Dec

Israel:
12-Mar	31-May	29-Sep
11-Apr	1-Aug	30-Sep
17-Apr	21-Sep	5-Oct
2-May	22-Sep	12-Oct
The Israeli market is closed every Friday

Italy:
1-Jan	25-Dec
14-Apr	26-Dec
17-Apr
1-May

Japan:
1-Jan	11-Feb	4-May	18-Sep	23-Nov
2-Jan	20-Mar	5-May	23-Sep	23-Dec
3-Jan	29-Apr	17-Jul	9-Oct
9-Jan	3-May	11-Aug	3-Nov

Kuwait:
1-Jan	24-Jun	31-Aug	21-Sep
25-Feb	25-Jun	1-Sep	1-Dec
26-Feb	26-Jun	2-Sep
24-Apr	30-Aug	3-Sep
The Kuwait markets are closed on Fridays

Malaysia:
1-Jan	16-Sep
1-Feb	25-Dec
1-May
31-Aug

Mexico:
1-Jan	14-Apr	20-Nov
6-Feb	1-May	12-Dec
20-Mar	16-Sep	25-Dec
13-Apr	2-Nov

Netherlands:
1-Jan	5-Jun
26-Mar	29-Oct
14-Apr	25-Dec
17-Apr	26-Dec

New Zealand:
2-Jan	6-Feb	5-Jun
3-Jan	14-Apr	23-Oct
23-Jan	17-Apr	25-Dec
30-Jan	25-Apr	26-Dec

Nigeria:
2-Jan	29-May	2-Sep	26-Dec
14-Apr	25-Jun	2-Oct
17-Apr	26-Jun	1-Dec
1-May	1-Sep	25-Dec

Norway:
13-Apr	17-May	26-Dec
14-Apr	25-May
17-Apr	5-Jun
1-May	25-Dec

Oman:
24-Apr	1-Sep	18-Nov
25-Jun	2-Sep	19-Nov
26-Jun	3-Sep	1-Dec

23-Jul	21-Sep

Pakistan:
2-Jan	27-May	14-Aug	1-Oct
5-Feb	25-Jun	1-Sep	9-Nov
23-Mar	26-Jun	2-Sep	1-Dec
1-May	1-Jul	30-Sep	25-Dec

Peru:
1-Jan	29-Jun	8-Oct
13-Apr	28-Jul	1-Nov
14-Apr	29-Jul	8-Dec
1-May	30-Aug	25-Dec

Philippines:
1-Jan	1-May	30-Nov
9-Apr	12-Jun	25-Dec
13-Apr	28-Aug	30-Dec
14-Apr	1-Nov	31-Dec

Poland:
1-Jan	1-May	1-Nov	26-Dec
6-Jan	3-May	11-Nov
14-Apr	15-Jun	24-Dec
17-Apr	15-Aug	25-Dec

Portugal:
14-Apr	26-Dec
17-Apr
1-May
25-Dec

Qatar:
1-Jan	27-Jun	4-Sep
5-Mar	1-Sep	18-Dec
25-Jun	2-Sep
26-Jun	3-Sep
The Qatari market is closed every Friday

Russia:
1-Jan	8-Mar	6-Nov
2-Jan	1-May
7-Jan	9-May
23-Feb	12-Jun

Saudi Arabia:
23-Jun	31-Aug	23-Sep
24-Jun	1-Sep
25-Jun	2-Sep
30-Aug	3-Sep
The Saudi Arabia market is closed on Fridays

Singapore:
1-Jan	9-Aug
2-Jan	25-Dec
14-Apr
1-May

South Africa:
1-Jan	17-Apr	9-Aug	25-Dec
2-Jan	27-Apr	24-Sep	26-Dec
21-Mar	1-May	25-Sep
14-Apr	16-Jun	16-Dec

South Korea:
1-Jan	30-Jan	5-May	4-Oct	20-Dec
27-Jan	1-Mar	6-Jun	5-Oct	25-Dec
28-Jan	1-May	15-Aug	6-Oct
29-Jan	3-May	3-Oct	9-Oct

Spain:
13-Apr	25-Jul	8-Dec
14-Apr	15-Aug	25-Dec
1-May	12-Oct
15-Jun	1-Nov

Sweden:
6-Jan	25-May	26-Dec
14-Apr	6-Jun
17-Apr	23-Jun
1-May	25-Dec

Switzerland:
2-Jan	5-Jun
14-Apr	1-Aug
17-Apr	25-Dec
25-May	26-Dec

Taiwan:
1-Jan	10-Oct
28-Feb
5-Apr

1-May

Thailand:
2-Jan	14-Apr	10-May	23-Oct
11-Feb	15-Apr	1-Jul	5-Dec
6-Apr	1-May	10-Jul	11-Dec
13-Apr	5-May	14-Aug

Turkey:
1-Jan	30-Aug
23-Apr	29-Oct
1-May
19-May

United Arab Emirates:
1-Jan	27-Jun	3-Sep	3-Dec
24-Apr	31-Aug	21-Sep
25-Jun	1-Sep	1-Dec
26-Jun	2-Sep	2-Dec
The United Arab Emirates markets are closed on Fridays

United Kingdom:
2-Jan	1-May	25-Dec
26-Mar	29-May	26-Dec
14-Apr	28-Aug
17-Apr	29-Oct

Vietnam:
2-Jan	30-Jan	4-Sep
27-Jan	6-Apr
28-Jan	1-May
29-Jan	2-May

Redemption: The longest redemption cycle for a Fund is a function of the longest redemption cycle among the countries whose stocks compromise the Fund.

In the calendar year 2017, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycle for a Fund as follows:

Bangladesh:

	Redemption Request Date	Redemption Settlement Date	Settlement Period
	6/19/2017	6/27/2017	8

Japan:

	Redemption Request Date	Redemption Settlement Date	Settlement Period
	4/28/2017	5/8/2017	9
	5/1/2017	5/9/2017	8
	5/2/2017	5/10/2017	8

Qatar:
	Redemption Request Date	Redemption Settlement Date	Settlement Period
	6/20/2017	6/28/2017	8
	6/21/2017	6/29/2017	8
	6/22/2017	7/2/2017	10

South Africa:

	Redemption Request Date	Redemption Settlement Date	Settlement Period
	4/7/2017	4/18/2017	11
	4/10/2017	4/19/2017	9
	4/11/2017	4/20/2017	9
	4/12/2017	4/21/2017	9
	4/13/2017	4/24/2017	11
	4/20/2017	4/28/2017	8
	4/21/2017	5/2/2017	10
	4/24/2017	5/3/2017	9
	4/25/2017	5/4/2017	9
	4/26/2017	5/5/2017	9
	4/28/2017	5/10/2017	10
	6/12/2017	6/20/2017	8
	6/13/2017	6/21/2017	8
	6/14/2017	6/22/2017	8
	6/15/2017	6/23/2017	8
	8/2/2017	8/10/2017	8
	8/3/2017	8/11/2017	8
	8/4/2017	8/14/2017	10

	8/7/2017	8/15/2017	8
	8/8/2017	8/16/2017	8
	9/18/2017	9/26/2017	8
	9/19/2017	9/27/2017	8
	9/20/2017	9/28/2017	8
	9/21/2017	9/29/2017	8
	9/22/2017	10/2/2017	10
	12/18/2017	12/27/2016	9
	12/19/2017	12/28/2016	9
	12/20/2017	12/29/2016	9
	12/21/2017	1/1/2017	11
	12/22/2017	1/2/2017	11

South Korea:

	Redemption Request Date	Redemption Settlement Date	Settlement Period
	9/29/2017	10/10/2017	10
	10/2/2017	10/11/2017	9

Appendix B

Description of Corporate Bond Ratings

Following are expanded explanations of the ratings shown in the Prospectus and this SAI.

Moody’s Investors Service - Global Long-Term Ratings

Ratings assigned on Moody’s global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Such ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Moody’s Investors Service - National Scale Long-Term Ratings

Moody’s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country. In each specific country, the last two characters of the rating indicate the country in which the issuer is located (e.g., Aaa.br for Brazil).

Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers.

Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers.

A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers.

Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers.

Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers.

B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers.

Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers.

Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers.

C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. National scale long-term ratings of D.ar and E.ar may also be applied to Argentine obligations.

Standard and Poor’s - Long-Term Issue Credit Ratings*

Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;, and the promise we impute.

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C: Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but Standard & Poor's expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

*The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Dominion Bond Rating Service - Long Term Obligation Ratings:

The DBRS® long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligations has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories "(high)" and "(low)". The absence of either a "(high)" or "(low)" designation indicates the rating is in the middle of the category.

AAA: Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA: Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A: Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB: Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB: Speculative, non investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B: Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC, CC, C: Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D: When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”

Moody’s Investors Service - Short Term Obligation Ratings

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard and Poor’s - Municipal Short-Term Note Ratings

A Standard & Poor's U.S. municipal note rating reflects Standard & Poor's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Moody’s Investors Service - Global Short Term Rating Scale

Ratings assigned on Moody’s global short-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard and Poor’s -Short-Term Issue Credit Ratings

A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payment on an obligation are jeopardized.

Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

Dominion Bond Rating Service -Commercial Paper and Short-Term Debt Ratings

The DBRS® short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

R-1 (high): Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle): Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low): Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favourable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high): Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle): Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low): Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

R-3: Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4: Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5: Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D: When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”